Exhibit 10 (i)






                ASSUMPTION REINSURANCE AGREEMENT

                              among

            NATIONAL ORGANIZATION OF LIFE AND HEALTH
                 INSURANCE GUARANTY ASSOCIATIONS

                               and

               Participating State Life and Health
                 Insurance Guaranty Associations

                               and

FIRST NATIONAL LIFE INSURANCE COMPANY OF AMERICA, IN LIQUIDATION

                               and

          MADISON NATIONAL LIFE INSURANCE COMPANY, INC.


                     Dated  October 28, 1999


                        TABLE OF CONTENTS

                                                             Page

Recitals  1

Article I Definitions    2

Article II Reinsurance and Assumption of Transferred Policies   4
          Section 2.1  Transfer and Ceding   4
          Section 2.2  Standard of Performance; Liability   4
          Section 2.3  Defenses    5
          Section 2.4  Third-Party Reinsurance Agreements   5
          Section 2.5  Policy Reinstatement  5
          Section 2.6  Effect of Liquidation 5
          Section 2.7  The Company's Liabilities  6
          Section 2.8  Participating Associations' Liabilities  6

Article III    Assumption Certificate   6
          Section 3.1  Form of Assumption Certificate  6
          Section 3.2  Delivery of Assumption Certificates  7

Article IV     Transfer of Assets  7
          Section 4.1  Company Assets   7
          Section 4.2  Guaranty Assets  7
          Section 4.3  Preparation of and Revisions to Exhibit C 8
          Section 4.4  Adjustments 8
          Section 4.5  Early Access Distributions 9
          Section 4.6  Return of Company and Guaranty Assets  9

Article V Participation by Affected Guaranty Associations   9
          Section 5.1  Delivery of Agreement to Associations  9
          Section 5.2  Participating Associations 9

Article VI     Accounting Procedures    10
          Section 6.1  Notice and Correction of Errors 10
          Section 6.2  Final Accounting 10

Article VII    Premiums and Other Receipts   10
          Section 7.1  Transfer of Receipts  10
          Section 7.2  Bank Drafts 11
          Section 7.3  Collections 11

Article VIII   Records   11
          Section 8.1  Access 11
          Section 8.2  Delivery    12
          Section 8.3  No Representation or Warranty   12

Article IX     Commissions    12

Article X Litigation     12

Article XI     Termination    13
          Section 11.1  Duration   13
          Section 11.2  Failure to Satisfy Conditions Precedent 13

Article XII    Representations and Warranties of the Company 13
          Section 12.1  Actions and Proceedings   13
          Section 12.2  Organization and Standing 13
          Section 12.3  Title to Company Assets   14
          Section 12.4  Validity   14
          Section 12.5  Survival of Representations and
          Warranties     14

Article XIII   Representations and Warranties of NOLHGA
          and the Participating Associations 14
          Section 13.1  NOLHGA's Representations and Warranties 14
                              Section 13.2  Participating
               Associations' Representations and Warranties 14
          Section 13.3  Survival of Representations and
          Warranties     15

Article XIV    Representations and Warranties of Reinsurer  15
          Section 14.1  Organization and Existence     15
          Section 14.2  Corporate Authority  15
          Section 14.3  Qualification and Power   15
          Section 14.4  Validity; No Violation    15
          Section 14.5  Financial Statements 16
          Section 14.6  Absence of Undisclosed Liabilities  16
          Section 14.7  No Material Change   16
          Section 14.8  Information Included in RFP    16
          Section 14.9  Year 2000 Compliant. 16
          Section 14.10  Survival of Representations and
          Warranties     17

Article XV     Approvals 17
          Section 15.1  Regulatory Approvals 17
          Section 15.2  Cooperation     18

Article XVI    Closing   18
          Section 16.1  Time and Location    18
          Section 16.2  Conditions Precedent to Closing     18
          Section 16.3  Deliveries of Reinsurer   19
          Section 16.4  Deliveries of NOLHGA and the
          Participating Associations    19
          Section 16.5  Deliveries of the Company 20

Article XVII   Miscellaneous Provisions 20
          Section 17.1  Amendment  20
          Section 17.2  Appointment of NOLHGA     20
          Section 17.3  Assignment 20
          Section 17.4  Broker Fees     20
          Section 17.5  Cooperation     21
          Section 17.6  Counterparts    21
          Section 17.7  Entire Agreement; Merger  21
          Section 17.8  Exhibits   21
          Section 17.9  Expenses   21
          Section 17.10  Governing Law  21
          Section 17.11  Headings  21
          Section 17.12  Jurisdiction   21
          Section 17.13  Notices   21
          Section 17.14  Severability   23
          Section 17.15  Successors     23
          Section 17.16  Waiver of Compliance     23
          Section 17.17  Assignment; Assumption Reinsurance 24
          Section 17.18  No Third Party Beneficiaries  24
          Section 17.19  Hart-Scott-Rodino   24
          Section 17.20  Policyholder Communications   24
          Section 17.21  Risk Based Capital  24

Article XVIII  Excess Policies and Statutory Deposits  24
          Section 18.1  Excess Policies 24
          Section 18.2  Statutory Deposits   25


Exhibits

A    List of Policies

B    Form Assumption Certificate

C    Calculation of Company Assets and Guaranty Assets

D    List of Company Assets

E    Form Promissory Note

F    Adjustment of Payments For Transactions After Effective Date

G    List of NOLHGA's Members That Are Affected Guaranty
     Associations

H    NOLHGA Certification of Participating Associations

I    Participating Association Certificate

J    Included Treaties


                ASSUMPTION REINSURANCE AGREEMENT


          This Assumption Reinsurance Agreement ("Agreement") entered into on October 28, 1999, is among the National Organization of Life and Health Insurance Guaranty Associations, a Virginia non-stock corporation ("NOLHGA"), NOLHGA's members that have elected to participate in this Agreement in accordance with NOLHGA's participation procedures described in Article V below ("Participating Associations"), First National Life Insurance Company of America, in Liquidation ("the Company"), and Madison National Life Insurance Company, Inc. ("Reinsurer").


                            Recitals

A. The Company is a Mississippi-domiciled life insurance company, against which a Final Order of Liquidation and Finding of Insolvency was entered on June 29, 1999 (the "Liquidation Date") by the Chancery Court of the First Judicial District of Hinds County, Mississippi ("Court"), Cause No. G99-908, pursuant to Mississippi Code Ann. 83-24-1 et seq. Prior to the Final Order of Liquidation and Finding of Insolvency, the Company was licensed to do business in 31 states.

A. The Final Order of Liquidation and Finding of Insolvency declared the Company to be insolvent, ordered its liquidation, and appointed Mississippi Insurance Commissioner George Dale and his successors in office as Liquidator of the Company ("Liquidator"). Pursuant to the Final Order of Liquidation and Finding of Insolvency and Mississippi Code Ann. 83-24-35, the Liquidator acts for and on behalf of the Company and is vested by operation of law with title to all of the property, contracts, rights of action, books and records of the Company, is in possession of or is now acquiring the assets of the Company, and is administering them under the general supervision of the Court. The Liquidator is signing this Agreement on behalf of the Company and as a party thereto. Where this Agreement refers to obligations of the Company, those obligations are to be discharged on behalf of the Company by the Liquidator or those persons acting pursuant to the Liquidator's direction.
B.
C. In 31 jurisdictions where policyholders of the Company reside, there are life and health insurance guaranty associations (collectively, the "Affected Guaranty Associations") that, as a result of the Final Order of Liquidation and Finding of Insolvency of the Company and subject to statutory conditions and limitations on coverage and applicability, assumed the Company's contractual obligations to policyholders who reside within the Affected Guaranty Associations' respective jurisdictions and, in the case of the domiciliary life and health guaranty association, in other jurisdictions ("Covered Obligations").
D.
E. As of the Effective Date of this Agreement, the Affected Guaranty Associations had in effect certain individual annuities, side annuity riders, ordinary traditional whole life and term, modified ordinary whole life, and riders including accidental death benefit, waiver of premium, and term riders and all other insurance policies or contracts as specified on a separately bound Exhibit A ("Policies"), which were issued by the Company and assumed on the Liquidation Date by the Affected Guaranty Associations. Since the Liquidation Date, the Affected Guaranty Associations have received or been entitled to receive premium on the Policies and have paid claims.

A. NOLHGA is a voluntary association of its members organized as a corporation. Its members consist of life and health insurance guaranty associations established by the laws of the states and other various jurisdictions of the United States of America, and include all of the Affected Guaranty Associations.
B.
C. Reinsurer is a Wisconsin-domiciled life insurance company licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia.
D.
E.             Pursuant to Mississippi Code
Ann. 83-24-41 (l) (j), the Liquidator may, in his discretion, use assets of an insurer that is under an order of liquidation to achieve a transfer of contractual obligations to a solvent assuming insurer, such as Reinsurer, if that transfer can be arranged without prejudice to applicable priorities under Mississippi Code Ann. 83-24-83.
F.
G. In accordance with the terms and conditions herein, each Affected Guaranty Association is hereby given the opportunity to agree to and participate in this Agreement so that its Covered Obligations, including its obligation to continue coverage, will be discharged through Reinsurer's reinsurance and assumption of the Policies on the Effective Date.
H.
I. NOW, THEREFORE, in consideration of the mutual benefits to be received by the parties and the mutual covenants and agreements contained herein, the parties agree that the recitals set forth above are adopted and made part of this Agreement and further agree as follows:
J.
K.
2         Article Definitions Article Definitions

          The following terms have the meanings set forth below or as indicated in the referenced sections:

(a)            The term "Accounting" has the meaning set forth in
Section 6.l.
(b)
(c) The term "Affected Guaranty Associations" has the meaning set forth in Recital C, as listed on Exhibit G.
(d)
(e) The term "Company" means First National Life Insurance Company of America, in Liquidation.
(f)
(g) The terms "Company Assets" and "Guaranty Assets" mean the consideration to be transferred to Reinsurer from the Company and the Participating Associations as set forth in
Article IV.
(h)
(i) The terms "Closing" and "Closing Date" have the meanings set forth in Section 16.1.
(j)
(k)            The term "Commissions" has the meaning set forth
in Article IX.
(l)
(m) The term "Contract Date" means the date of execution of this Agreement as set forth in the first paragraph of this Agreement.
(n)
(o)            The term "Court" has the meaning set forth in
Recital A.
(p)
(q)            The term "Covered Obligations" has the meaning set
forth in Recital C.
(r)
(s) The term "Default" means the failure of any Participating Association to make a required payment of principal or interest when due under any Promissory Note issued pursuant to
Section 4.2.
(t)
(u) The term "Defaulting Participating Association" means a Participating Association that is in Default.
(v)
(w) The term "Defenses" means (a) any known or unknown, actual or contingent, rights, defenses, offsets, counterclaims, and cross-claims, and (b) any and all rights, limitations, terms, conditions, and provisions provided for in this Agreement relative to the assumption of the Policies.
(x)
(y) The term "Effective Date" means June 30, 1999, commencing at 12:01 a.m. Central Standard Time.
(z)
(aa)           The term "Excess Obligations" has the meaning set
forth in Section 18.1.
(bb)
(cc)           The term "Excluded Policies" has the meaning set
forth in Section 5.2.
(dd)
(ee)           The term "Financial Statements" has the meaning
set forth in Section 14.5.
(ff)
(gg)           The term "Included Treaties" has the meaning set
forth in Section 2.4(a).
(hh)
(ii)           The term "Liquidation Date" has the meaning set
forth in Recital A.
(jj)
(kk)           The term "Liquidator" has the meaning set forth in
Recital B.
(ll)
(mm) The term "Participating Associations" has the meaning set forth in the introductory paragraph of this Agreement.
(nn)
(oo)           The term "Policies" has the meaning set forth in
Recital D.
(pp)
(qq) The term "Promissory Note" means a promissory note in the form of Exhibit E attached hereto issued pursuant to
Section 4.2.
(rr)
(ss) The term "Records" means all of the Company's paper and computer files, books, correspondence, records, and other documents relating to the Transferred Policies.
(tt)
(uu) The term "Transferred Policies" means any of the Policies that do not become Excluded Policies.
(vv)
(ww)
2         Article                  Reinsurance and Assumption of
Transferred Policies     Article                  Reinsurance and
Assumption of Transferred Policies

1.1            Section   Transfer and Ceding .  Subject to the
terms and conditions of this Agreement, each Participating Association will transfer and cede, and Reinsurer will reinsure and assume, the Transferred Policies as of the Effective Date.

1.1            Section   Standard of Performance; Liability .
(a) From and after the Effective Date, Reinsurer shall be liable for the payment of benefits on the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and for handling all claims that are incurred on or after the Effective Date, except for those claims for which the Company or the Participating Associations shall be liable as identified in Sections 2.7 and 2.8, respectively. Reinsurer shall be liable for damages and shall defend at its own expense actions arising from (i) any act, error, or omission of Reinsurer or (ii) any inaccuracy or falsity of a representation or warranty made by Reinsurer under this Agreement. Reinsurer agrees to administer all claims on the Transferred Policies and to service and otherwise handle the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and with applicable state laws and regulations and in a manner consistent with the level of policyholder and administrative services provided by Reinsurer to its other direct policyholders and insureds.
1.2
1.3 (b) Reinsurer shall not be liable for claims that are incurred prior to the Effective Date and, with respect to accident and health claims, shall not be liable for any claim incurred on or after the Effective Date if the claim incepted prior to the Effective Date.
1.4
1.5            (c)   Reinsurer shall not be liable for claims
that are incurred prior to the Effective Date or for errors in the Records in existence on the Closing Date.
1.6
1.7            Section   Defenses .  Subject to the terms and
conditions of this Agreement, Reinsurer shall succeed to all Defenses that the Company and any Participating Association had, still has, or may have in connection with any benefits or claims for which Reinsurer is liable under Section 2.2, all of which Defenses are hereby assigned and transferred to Reinsurer. The Company and the Participating Associations retain any Defenses they had, still have or may have in connection with benefits or claims incurred prior to the Effective Date and those for which they are liable under Sections 2.7 and 2.8, respectively.

1.1            Section   Third-Party Reinsurance Agreements .
Subject to the terms and conditions of this Agreement, and to the extent applicable to benefits available and claims incurred on and after the Effective Date in connection with the Transferred
Policies:
1.2
(a) The Company and each Participating Association hereby (i) transfer, assign, cede, deliver, and convey to the Reinsurer as of the Effective Date all of their respective rights, title, privileges, and prerogatives, if any, in certain contracts, agreements, and treaties of reinsurance and/or coinsurance in effect on the Effective Date in connection with the Transferred Policies, as listed on Exhibit J ("Included Treaties"), (ii) agree to make reasonable efforts to seek and obtain consents by the reinsurers on the Included Treaties, and
(iii) agree to keep the Included Treaties in force until the
Closing Date.
(b)
(c) Reinsurer agrees to pay and perform all of the payment and other obligations of the Company and each Participating Association, if any, with respect to the Included Treaties to the extent the Transferred Policies are covered thereby, for any period beginning on or after the Effective Date.
(d)
(e) No provision of this Agreement shall be construed as affecting the obligations of any third-party reinsurer under the Included Treaties.
(f)
1.3            Section   Policy Reinstatement .  Reinsurer agrees
to assume the Company's and/or each Participating Association's respective obligations, if any, to reinstate lapsed policies that were entitled to reinstatement on the Effective Date and that otherwise would be Transferred Policies, subject to the underwriting criteria imposed by the lapsed policies. Upon reinstatement, the lapsed policies shall be included in the Transferred Policies reinsured and assumed under the terms and conditions of this Agreement.
1.4
1.5            Section   Effect of Liquidation .  Except as
otherwise provided in this Agreement, Reinsurer shall pay benefits under the Transferred Policies directly to the policyholders or their designated beneficiaries or payees under the Transferred Policies without any diminution due to the Final Order of Liquidation and Finding of Insolvency.
1.6
1.7            Section   The Company's Liabilities .  The Company
shall be liable for damages to be asserted in the Court with respect to any and all actions arising from: (i) any act, error or omission of the Company in connection with the handling of policyholder claims under the Transferred Policies incurred before the Effective Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Company under Article XII of this Agreement. Any such claim shall be prioritized in accordance with Mississippi Code Ann. 83-24-83.

1.1            Section   Participating Associations' Liabilities
 . Each of the Participating Associations, severally but not jointly, shall be liable for damages and shall defend any and all actions arising from (i) any act, error, or omission of that Participating Association or its servicing agent (acting solely in that capacity and not in a receiver capacity), occurring prior to the Closing Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Participating Association under Article XIII of this Agreement. No Participating Association shall be liable for or required to defend any action on account of any act, error, or omission of another Participating Association or any inaccuracy or falsity of a representation or warranty made by another Participating Association. Moreover, no Participating Association shall be liable for (i) reserves for benefits or claims not being assumed by Reinsurer, except as addressed in Section 6.1(a), or (ii) any obligation in excess of amounts for which it is individually responsible in connection with its Covered Obligations.
1.2
1.3
2         Article Assumption Certificate     Article Assumption
Certificate

1.1            Section   Form of Assumption Certificate .
Reinsurer shall issue an assumption certificate to each holder of the Transferred Policies in substantially the form of Exhibit B. The assumption represented by the assumption certificates is subject to the terms and conditions of the Transferred Policies, this Agreement, and any Defenses that are now or may hereafter become available to the Company, any Participating Association, or Reinsurer. Reinsurer shall be responsible for obtaining any insurance department approval of the assumption certificate that may be required by the law of any state. As soon as may be reasonably practical following the Contract Date, but in any event within 20 days of such date, Reinsurer shall make application for the insurance department approvals contemplated by the preceding sentence. The Liquidator and NOLHGA agree that they will cooperate with Reinsurer in an attempt to obtain such approvals; provided, however, that nothing contained herein or elsewhere in this Agreement shall relieve or excuse Reinsurer from its obligation to use its best efforts to obtain such approvals.

1.1            Section   Delivery of Assumption Certificates .
Reinsurer shall mail an assumption certificate to each holder of the Transferred Policies by first-class mail, postage prepaid, within 60 days following the later to occur of (x) the receipt of all insurance department approvals in a given state necessary for the delivery of the assumption certificate to the holder or
(y) the Closing Date. Notwithstanding the foregoing, Reinsurer shall indemnify and hold harmless the other parties hereto from any damages, losses or expenses arising from an assumption certificate not being delivered to each holder of the Transferred Policies within 60 days following the Closing Date. The text of any written communication to be mailed to holders of the Transferred Policies in conjunction with the assumption certificates or with the explanation of this transaction shall be approved by the Liquidator and NOLHGA prior to mailing. If the Liquidator and NOLHGA do not disapprove any such proposed written communication within 30 days of receipt, the written communication may be used by Reinsurer.
1.2
1.3
2         Article Transfer of Assets    Article Transfer of
Assets

1.1            Section   Company Assets .  On the Closing Date
the Liquidator shall transfer, assign, cede, deliver and convey the Company Assets (in cash or cash equivalents) to Reinsurer, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. The Company Assets will include those assets listed on Exhibit D. The Liquidator further agrees to execute any and all appropriate documents and to take all other reasonable actions on or before the Closing Date necessary to effectuate or facilitate the assignment and transfer to Reinsurer of the Company Assets.
1.2
1.3            Section   Guaranty Assets .
1.4
(a) Subject to state-by-state statutory conditions and limitations on coverage and applicability, on the Closing Date each Participating Association shall convey and deliver to Reinsurer its payment of Guaranty Assets, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. Such calculations shall give effect to the Policies' allocable share of the Company Assets and take into account the Participating Association's subrogation rights in the Company Assets (which rights have the same priority against the Company Assets as that possessed by the holders of Policies receiving the benefit of the Participating Association's payments of Guaranty Assets). The parties agree that the payments to be made to Reinsurer by the Participating Associations shall be made, in the sole discretion of each Participating Association, in cash or in the form of promissory notes of not more than one-year duration attached hereto as Exhibit E. No Participating Association shall be liable for amounts for which any other Participating Association is liable under this Agreement. The payment by the Participating Associations of Guaranty Assets pursuant to this Agreement will result in the Participating Associations having Class 3 claims against the estate of the Company under Mississippi Code Ann. 83-24-83.

(a) If any Participating Association becomes a Defaulting Participating Association by failing to make a payment of principal or interest when due (the "Default Amount"), Reinsurer shall give notice to the Defaulting Participating Association pursuant to the terms of the Promissory Note and send copies of such notice to NOLHGA and the Company. If the Defaulting Participating Association fails to cure the Default pursuant to the terms of the Promissory Note, then the corresponding portion of the Covered Obligations as to which such Promissory Note was made shall be reduced by an amount equal to the principal amount of the Default Amount. The Default Amount shall revert back to and be a direct liability of the Defaulting Participating Association and shall no longer be assumed or reinsured by Reinsurer. Reinsurer shall pay to the Defaulting Participating Association (i) that portion of any premiums paid by holders of the Transferred Policies to Reinsurer on or after the Closing Date that is allocable to the Default Amount portion of the Covered Obligations, less (ii) that portion of any benefit payment made by Reinsurer that is allocable to the Default Amount portion of the Covered Obligations, plus (iii) interest at 7-1/4 percent per annum on the amounts described in clauses (i) and
(ii) from the respective dates of their receipt or payment by Reinsurer to the date of their payment to the Defaulting Participating Association, less (iv) an administration fee of
(x) $22 per annum per premium paying policy and (y) $12 per annum per non-premium paying policy.
(b)
1.2            Section   Preparation of and Revisions to Exhibit
C . NOLHGA has prepared Exhibit C so as generally to describe on a state-by-state basis the Transferred Policies, the payment obligations thereunder to be reinsured and assumed by Reinsurer, and the Company Assets and Guaranty Assets applicable to the Transferred Policies, all as of the date shown in Exhibit C. Fifteen days prior to Closing, NOLHGA shall revise Exhibit C to take into account any Affected Guaranty Association that does not become a Participating Association and to bring Exhibit C forward to a date as near the Closing Date as possible. NOLHGA shall send copies of revised Exhibit C to the Company and Reinsurer by facsimile transmission or by overnight delivery service to arrive the following business day. The Company shall provide NOLHGA with such information and assistance as NOLHGA may require in preparing Exhibit C. As of the date shown on Exhibit C, due and unpaid premium will not be included in the calculation of Company or Guaranty Assets for Transferred Policies included in Exhibit C as of that date. However, as part of the adjustment that will be performed under Section 4.4 and in the final accounting under
Section 6.2, Reinsurer will be obligated to return assets for due and unpaid premium as of the Effective Date that was actually collected after the Effective Date.
1.3
1.4 Surrender requests that have been received by the Company during rehabilitation and liquidation that have not been honored are null and void. Reinsurer will accept those as Transferred Policies on Exhibits A and C and attempt to preserve the business. If the policyholder still desires to surrender the policy after assumption, Reinsurer will promptly process the surrender request without a moratorium.
1.5
1.6            Section   Adjustments .  Within 60 days after the
Closing, the payment made to Reinsurer at the Closing shall be adjusted to reflect revisions to Exhibit C as of the Closing Date in accordance with the format of Exhibit F.
1.7
1.8            Section   Early Access Distributions .  The
Company Assets applicable to that portion of the Transferred Policies for which the Participating Associations have Covered Obligations shall be treated as early access distributions to the Participating Associations in accordance with Mississippi Code Ann. 83-24-67. Each Participating Association will be entitled to receive any subsequent early access distributions from the Company made by the Liquidator in the same manner and to the same extent as may be provided to insurance guaranty associations of other states. Each Participating Association will return to the Liquidator all or any part of the early access distributions it receives, if such repayment later becomes necessary to pay claims of secured creditors or claims that have a priority equal to or higher than the priority given Participating Association claims under Mississippi Code Ann. 83-24-83 or other relevant law.
1.9
1.10           Section   Return of Company and Guaranty Assets .
If the Company or a Participating Association is asked to pay benefits under a Transferred Policy by a holder of the Transferred Policy, a department of insurance or any other person or regulatory authority, the Company or the Participating Association, as appropriate, shall give Reinsurer notice of the request and an opportunity to assist the Company or the Participating Association in formulating a response to such request. If the Company or the Participating Association ultimately pays benefits under the Transferred Policy, Reinsurer shall refund the Company Assets and Guaranty Assets attributable to that Transferred Policy to the Company or the Participating Association, as appropriate and be released from the related liabilities in connection with the Transferred Policy. In addition, Reinsurer shall deliver to the Company or the Participating Association, as appropriate, simple interest on the applicable Company Assets and Guaranty Assets at the rate of 7-1/4 percent per annum from the Closing Date.
1.11
1.12
2         Article Participation by Affected Guaranty Associations
Article Participation by Affected Guaranty Associations

1.1            Section   Delivery of Agreement to Associations .
Within five business days after the Contract Date, NOLHGA shall send by overnight delivery a copy of this Agreement to all Affected Guaranty Associations as listed on Exhibit G. Each Affected Guaranty Association that agrees to and participates in this Agreement as provided in this Article V is deemed to be a "Participating Association."
1.2
1.3            Section   Participating Associations .  On or
before 40 days (or the next business day if the 40th day falls on a weekend or a holiday) after the Contract Date, NOLHGA shall certify to the Liquidator and Reinsurer in the form attached as Exhibit H which of the Affected Guaranty Associations have agreed to become Participating Associations. Each Participating Association certified by NOLHGA shall confirm its agreement to be bound by the terms and conditions of this Agreement by executing prior to Closing a Participating Association Certificate in the form attached as Exhibit I. Any Affected Guaranty Association that does not become a Participating Association shall be considered a Non-Participating Association, and the Policies for which it has or will have Covered Obligations shall be Excluded Policies.
1.4
1.5
2         Article Accounting Procedures Article Accounting
Procedures

1.1            Section   Notice and Correction of Errors .
1.2
(a) If Policies falling within the scope of this Agreement are omitted from Exhibit A, if any error is discovered in the data reflected in the various calculations and accountings to be accomplished in accordance with this Agreement and the exhibits hereto ("Accounting"), or if any additional data is discovered by a party hereto, and those errors or additional data require revision of all or any portion of the Accounting, then the party discovering the error or additional information shall immediately give written notice thereof to the Company, the Reinsurer, and NOLHGA, as appropriate. Any payment required of a party because of such a revision shall be made promptly and in no event more than 30 days after the parties agree to the amount of the payment to be made. To be effective, notice must be delivered to the Company, the Reinsurer, and NOLHGA, as appropriate, within 180 days after the Closing Date.

(a) After the elapse of 180 days after the Closing Date, no party shall be entitled to a further revision or adjustment to the Accounting or any payments made thereunder, except (i) the Liquidator may make or demand repayment of early access distributions as contemplated by Section 4.5; (ii) the Liquidator and/or a Participating Association shall be entitled to transfer, and Reinsurer shall be obligated to reinsure, any policy that falls within the scope of this Agreement but was omitted from Exhibit A and was, therefore, not transferred as of Closing, provided that Reinsurer is compensated for the policy's then existing obligations or a portion thereof in an amount agreed to by the parties; and (iii) Reinsurer shall refund such Company Assets, Guaranty Assets and interest as may be required by Section 4.6.
(b)
1.2            Section   Final Accounting .  A final accounting
shall be prepared by Reinsurer with the cooperation of the Liquidator, the Participating Associations, and NOLHGA, which shall be distributed to the Liquidator, the Participating Associations, and NOLHGA no later than 210 days after the Closing Date to reflect any adjustments or revisions timely made pursuant to Section 6.1(a) after the Closing Date.
1.3
2         Article Premiums and Other Receipts     Article
Premiums and Other Receipts

1.1            Section   Transfer of Receipts .  All premiums and
other receipts on the Transferred Policies (whether in the form of checks, drafts, money orders, postal notes or otherwise) received by any party or person for periods on or after the Effective Date shall be the sole property of Reinsurer. The Company and the Participating Associations shall deliver to Reinsurer all premiums and other receipts due Reinsurer under this Section no later than 10 days after the premiums or other receipts are received by either the Company or the Participating Associations. All premiums and other receipts delivered shall bear all necessary endorsements required to effect transfer to Reinsurer.
1.2
1.3            Section   Bank Drafts .  After the Closing Date,
Reinsurer shall have all rights of the Company and the Liquidator under outstanding bank draft authorizations from policyholders that authorize withdrawal from policyholders' bank accounts to pay premiums on the Transferred Policies, to the extent permitted by the laws of the states in which the affected policyholders reside. In addition, the Liquidator hereby transfers to Reinsurer all of the Company's right, title and interest in and to the following bank accounts maintained by the Company for payroll deduction purposes: (a) F&M Bank - Northern Virginia, P.O. Box 1087, Fairfax, VA 22030, Account Number: 1040274512; and (b) First Union National Bank, 123 South Broad Street, Philadelphia, PA 19109, Account Number: 2066700834327.
1.4
1.5            Section   Collections .  Reinsurer shall have the
right and authority to collect for its own account all receivables and other items to be transferred by the Company and the Participating Associations to Reinsurer and to make any necessary endorsement without recourse and without warranties of any kind on any checks or other evidences of indebtedness received by Reinsurer on account of any such receivables or other items. The Company and the Participating Associations agrees to employ all reasonable efforts to secure the endorsements necessary to effect the transfers contemplated herein. Any receivable arising from a claim payment made by the company or a Participating Association prior to the Effective Date shall remain the property of the party responsible for the original payment. Reinsurer agrees to protect the interest of the ceding party in such receivable.
1.6
2         Article                                      Records
Article                                      Records

1.1            Section   Access .  (a)  Prior to the Closing
Date, the Liquidator shall give Reinsurer, the Affected Guaranty Associations, and NOLHGA reasonable access to the Records. The Liquidator and the Participating Associations agree to deliver the Records to Reinsurer on the Closing Date without charge.

          (b) Reinsurer agrees that after delivery, the Liquidator, the Participating Associations, and NOLHGA shall be entitled, at any reasonable time, to inspect, audit, and copy and otherwise to have access to any and all Records and all other records and files of Reinsurer relating to the Transferred Policies. Reinsurer also agrees that the Liquidator and the Participating Associations may retain the originals of any Records necessary to pursue claims against third parties until the claims are tried and a final nonappealable judgment is obtained or the claims are otherwise settled, but Reinsurer shall be entitled to receive copies of such Records. Reinsurer agrees to return any Records delivered to Reinsurer but not relating to the Policies listed on Exhibit A to the Liquidator and the Participating Associations without charge. Reinsurer agrees not to destroy any Records for seven years without the prior written consent of the Liquidator and NOLHGA which will not be unreasonably withheld.

1.1            Section   Delivery .  Any and all Records coming
into the possession of the Company, the Liquidator, the Participating Associations or NOLHGA after the Closing Date shall be delivered to Reinsurer without charge.

1.1            Section   No Representation or Warranty .
Reinsurer acknowledges that in entering into this Agreement it is relying solely on its own due diligence to assess and evaluate the Company's business, the information contained in the Request for Proposals and the information provided in connection with the bid process. The Liquidator, NOLHGA and the Participating Associations make no warranties or representations that the Records are accurate or complete and, except as set forth in
Section 2.7 as to the Company, Reinsurer hereby releases the Company, NOLHGA and the Participating Associations from any liability whatsoever relating to the accuracy or completeness of the Records.
1.2
1.3
2         Article
Commissions    Article
Commissions

          Reinsurer, NOLHGA, and the Participating Associations do not assume hereby any legal obligation of the Company with respect to commissions, service fees, and/or producer compensation under third-party, independent contractor, producer agent or broker commission contracts or administrative contracts between the Company and third persons in connection with premiums paid or to be paid on the Transferred Policies or administration for the Transferred Policies ("Commissions").


1         Article Litigation  Article Litigation

          Each party shall make all reasonable efforts to defend and oppose any litigation that could adversely affect its performance of this Agreement. If any court of competent jurisdiction enjoins or otherwise orders or decrees (preliminarily or otherwise) that the Company, NOLHGA, a Participating Association or the Reinsurer shall not perform any or all of its obligations under this Agreement, the other parties shall be relieved from performing any of their respective obligations hereunder, for however long as the injunction, order, or decree is in effect, to the extent that performance of any obligation would violate the injunction, order, or decree. The parties, including the party against which the injunction, order, or decree is entered, shall make all reasonable efforts, each at its own expense or pro rata if joint action is taken, to have the injunction, order, or decree dissolved and set aside. If the injunction, order or decree enjoins a party from performing one or more of its material obligations hereunder, and if such injunction, order or decree is not set aside or dissolved within 45 days of its issuance, then a party for whose benefit the enjoined obligations were to be performed may terminate its future performance obligations under the Agreement to the extent they are for the benefit of the enjoined party, and upon such termination, the enjoined party shall be released from its future performance obligations under the Agreement to the extent they are for the benefit of the terminating party.


1         Article Termination Article Termination

1.1            Section   Duration .  Except as otherwise provided
in Article X, this Article XI, or by a written agreement signed by the Company, NOLHGA and Reinsurer, none of the parties may terminate this Agreement, which shall remain in full force and effect until all of the liabilities reinsured and assumed hereunder have been discharged or have otherwise expired.

1.1            Section   Failure to Satisfy Conditions Precedent
 . The Company, NOLHGA and Reinsurer may terminate this Agreement by giving written notice to each other if any condition precedent to their respective obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date. NOLHGA may also terminate this Agreement on behalf of the Participating Associations if any condition precedent to the Participating Associations' obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date.
1.2

1         Article Representations and Warranties of the Company
Article Representations and Warranties of the Company

          The Liquidator, on behalf of the Company, represents and warrants that:

1.1            Section   Actions and Proceedings .  Except as
disclosed to Reinsurer and NOLHGA by the Liquidator in writing prior to Closing, there are no pending actions, suits or proceedings known to the Liquidator which could materially and adversely affect the transactions contemplated under this Agreement, except for the Company's liquidation proceeding pending in the Court.

1.1            Section   Organization and Standing .  The Company
is duly incorporated and validly existing under the laws of the State of Mississippi, but subject to the supervision of the Court under Mississippi Code Ann. 83-24-1 et seq. The Company was prior to June 29, 1999, licensed to transact insurance business in 31 jurisdictions and all other jurisdictions in which the Policies were originally issued.
1.2
1.3            Section   Title to Company Assets .  The Company,
by and through the Liquidator, has good and marketable title to the Company Assets intended to be transferred to Reinsurer under this Agreement free and clear of the claims of any other person or entity.
1.4
1.5            Section   Validity .  Subject to the approval by
the Court as contemplated by Section 16.2(a), this Agreement is a valid and binding obligation of the Company and of the Liquidator. The Liquidator has been duly appointed by the Court and is authorized to execute this Agreement under applicable Mississippi law.
1.6
1.7            Section   Survival of Representations and
Warranties . The respective representations and warranties of the Company contained in this Article XII and elsewhere in this Agreement shall survive for a period of one year after the Closing Date.
1.8
1.9
2         Article Representations and Warranties of NOLHGAand the
Participating Associations    Article Representations and
Warranties of NOLHGAand the Participating Associations

          Section 13.1  NOLHGA's Representations and Warranties .
NOLHGA
hereby represents and warrants that:

                    (a)  Membership.  The membership of NOLHGA
               includes those life and
     health insurance guaranty associations set forth in Exhibit G which are Affected Guaranty Associations. NOLHGA is duly organized, validly existing and in good standing as a non-stock corporation under the laws of Virginia.

                    (b)  Authority.  NOLHGA has all requisite
               power and authority necessary to
     execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its obligations thereunder.

                    (c)  Validity.  This Agreement is a legal,
               valid and binding obligation of
     NOLHGA, enforceable against it in accordance with its terms.

          Section 13.2  Participating Associations'
Representations and Warranties .
Each Participating Association hereby represents and warrants as to itself, but as to no other Participating Association, that:

                              (a)  Membership.    The
                         Participating Association is a member of NOLHGA
     and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

                              (b)  Authority.     The
                         Participating Association has all
                         requisite power and
     authority necessary to execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its respective obligations thereunder.

                    (c)  Validity.     This Agreement and any
               promissory note of the Participating
     Association issued in connection therewith are legal, valid and binding obligations of the Participating Association, enforceable against the Participating Association in accordance with their terms.

          Section 13.3  Survival of Representations and
Warranties . The representations and warranties of NOLHGA and the Participating Associations contained in this Article XIII and elsewhere in this Agreement shall expire at Closing and shall not survive thereafter.


1         Article Representations and Warranties of Reinsurer
Article Representations and Warranties of Reinsurer

          Reinsurer hereby represents and warrants that:

1.1            Section   Organization and Existence .  Reinsurer
is a Wisconsin-domiciled life insurance company which is (a) duly incorporated, validly existing, and in good standing under the corporate and insurance laws of the State of Wisconsin, and
(b) licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia. Reinsurer has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease, and operate its properties.
1.2
1.3            Section   Corporate Authority .  The execution of
this Agreement and the consummation of the transactions contemplated by this Agreement have been approved by all necessary corporate action.
1.4
1.5            Section   Qualification and Power .  Reinsurer is
duly qualified and in good standing to do business in every jurisdiction in which such qualification is necessary because of the nature of its business or of the properties owned, leased, or operated by it.
1.6
1.7            Section   Validity; No Violation .  This Agreement
is a legal, valid and binding obligation of Reinsurer, enforceable against it in accordance with its terms and conditions. Neither the execution and delivery of this Agreement, nor Reinsurer's compliance with any of the provisions of this Agreement, will:
1.8
(a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Reinsurer, or result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions, or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which Reinsurer is a party or by which it may be bound;
(b)
(c) violate any judgment, order, writ, injunction, or decree of any court, administrative agency, or governmental body applicable to Reinsurer or to any of its properties or assets;
(d)
(e) cause, or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability of Reinsurer to be accelerated or increased; or
(f)
(g) conflict with or result in a violation of any applicable state insurance law or regulation.
(h)
1.9            Section   Financial Statements .  True and
complete copies of Reinsurer's (a) most recent quarterly financial statement, as certified by the President and Chief Financial Officer of Reinsurer, (b) most recent National Association of Insurance Commissioners Convention Blank Annual Statement, as filed with the various state insurance commissioners and (c) 1998 year-end audited financial statements (collectively, the "Financial Statements") have been provided by Reinsurer to the Liquidator and to NOLHGA. The Financial Statements have been prepared in accordance with the accounting practices prescribed or permitted by the Wisconsin Department of Insurance and the National Association of Insurance Commissioners in a manner consistent with prior periods and fairly present the financial results of Reinsurer's operations for the periods ended on the dates indicated.
1.10
1.11           Section   Absence of Undisclosed Liabilities .
Except for liabilities and obligations in the ordinary course of Reinsurer's business that are not material to its business or financial condition, Reinsurer has no liabilities or obligations of any nature (matured or unmatured, fixed or contingent) that are not provided for in the Financial Statements. All reserves established by Reinsurer and set forth in the Financial Statements are adequate to the best of Reinsurer's knowledge. 1.12
1.13           Section   No Material Change .  There has been no
material adverse change to the financial condition of Reinsurer since the preparation of the Financial Statements.
1.14
1.15           Section   Information Included in RFP .  The
information submitted by Reinsurer to the Liquidator and to NOLHGA as part of the Request for Proposals process that culminated in this Agreement was true and accurate in all material respects when submitted, and there has been no material change in the information since its submission.
1.16
1.17           Section   Year 2000 Compliant.   Information
technology used by Reinsurer and any consultants, contractors and/or third party administrators that may or will provide any services in connection with the Transferred Policies is "Year 2000 Compliant." Information technology shall be considered Year 2000 Compliant only if (i) the occurrence in or use by that system of any dates before, on or after January 1, 2000 ("Millennial Dates") does not adversely affect that system's performance, including, without limitation, performance with respect to date-dependent data, computations, output, or other functions, and (ii) that system creates, stores, processes and outputs information related to or including Millennial Dates without errors or omissions.
1.18
1.19           Section   Survival of Representations and
Warranties . The representations and warranties of Reinsurer contained in this Article XIV and elsewhere in this Agreement shall survive the Closing until all of the liabilities reinsured and assumed under Article II have been discharged or have otherwise expired.
1.20
1.21
2         Article Approvals   Article Approvals

1.1            Section   Regulatory Approvals .  Within 20 days
after the Contract Date (i) Reinsurer shall file, to the extent required by law, or furnish a copy of the Assumption Certificate described in Section 3.1 and (ii) Reinsurer or the Participating Associations, as applicable, shall file, to the extent required by law, or furnish a copy of this Agreement, with the Department of Insurance in each state or the District of Columbia in which a holder of the Transferred Policy had an address of record. If a Department of Insurance in any such jurisdiction advises the parties prior to Closing that the Department's approval of the Assumption Certificate is required by the law of the Department's jurisdiction and that the Department has disapproved the Assumption Certificate, the Policies affected by the disapproval shall not be reinsured or assumed by Reinsurer as of the Effective Date except as provided in this Section. The parties shall cooperate in their efforts to obtain such Department's approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Associations by (i) Closing, or (ii) 30 days after receipt of the notice of disapproval, whichever is later. If such approval is obtained, the affected Policies shall be transferred to Reinsurer as of the Effective Date. If such approval is not obtained, the Covered Obligations under the affected Policies, along with the Company Assets that are allocable to the Covered Obligations, shall be transferred to the Participating Association in that jurisdiction. If a Department of Insurance in any jurisdiction where holders of Transferred Policies reside advises Reinsurer after Closing that Department approval of the Assumption Certificate is required by the law of that jurisdiction and that the Department has disapproved the Assumption Certificate, the parties shall cooperate in an effort to obtain the necessary approval. If, however, Department of Insurance approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Associations is not obtained within 30 days after receipt of the Department's notice of disapproval, then Reinsurer shall (x) transfer the Covered Obligations in that jurisdiction to the affected Participating Association along with the Company Assets and the Guaranty Assets allocable to those Policies as described in Sections 4.1 and 4.2 of this Agreement or (y) make other arrangements that are mutually acceptable to the affected parties.

1.1            Section   Cooperation .  The parties shall assist
and cooperate with each other by making all reasonable efforts to seek and obtain the foregoing and any other approvals the Company, NOLHGA and Reinsurer agree are necessary or advisable. Any expenses in connection with such approvals shall be borne by Reinsurer.
1.2
1.3            Section   Licensing.  Reinsurer shall take all
appropriate steps to obtain from the Mississippi Commissioner of Insurance an amendment to its Mississippi privilege license to include the lines of business being assumed under this Agreement. 1.4
1.5
2         Article Closing     Article Closing

1.1            Section   Time and Location .  The closing of the
transactions contemplated by this Agreement ("Closing") shall take place no later than at 10:00 a.m. Eastern Standard Time, on the 11th day following the last to occur of the Conditions Precedent to Closing listed in Section 16.2 at the offices of the Company, or at such other date, time, and location as NOLHGA, Reinsurer, and the Liquidator shall all agree ("Closing Date").

1.1            Section   Conditions Precedent to Closing .  The
respective obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions in addition to any conditions elsewhere specified in this Agreement. The Company, NOLHGA (on its own behalf and on behalf of any Participating Association) and Reinsurer may waive in writing any or all of these conditions in whole or in part, but no waiver of a condition will constitute a waiver by that party of any other condition. The closing of the transactions contemplated by this Agreement will be deemed a waiver of the preconditions by the parties.
1.2
(a)            The Court shall have entered an order that
(i) approves the terms and conditions of and the transactions contemplated by this Agreement, (ii) acknowledges that NOLHGA, the Participating Associations and Reinsurer have no obligation to pay Commissions in connection with the Transferred Policies, and (iii) authorizes the transfer by the Liquidator of the Company Assets to Reinsurer free and clear of any claims or liens.
(b)
(c) All regulatory approvals required or otherwise agreed by the parties to be necessary to carry out the transactions contemplated by this Agreement have been obtained; provided, it is understood that pursuant to Section 15.1 certain required approvals may not have been obtained as of the Closing.
(d)
(e) All representations and warranties made by any party in this Agreement shall be true and correct in all material respects as of the Closing Date as if made at the Closing, except for changes in the usual and ordinary course of business that, individually or in the aggregate, do not affect materially the financial condition, business, or prospects of the party that made the representation or warranty that has changed. No party may avoid its obligations under this Agreement by asserting that its own representations and warranties are not true and correct in all material respects as of the Closing Date.
(f)
(g) There shall not exist any temporary restraining order, preliminary or permanent injunction, final judgment, law, or regulation prohibiting the consummation of this Agreement or, to the knowledge of any party, any pending litigation by any governmental authority or private party prohibiting or seeking to prohibit the consummation of this Agreement.
(h)
(i) All obligations of the parties hereunder to be performed on or before the Closing Date shall have been performed.
(j)
(k) Reinsurer shall have provided evidence satisfactory to NOLHGA that Reinsurer has received a capital contribution of not less than $15 million, which shall consist of cash, cash equivalents and/or investment grade assets and shall not be subject to repayment pursuant to a surplus note or similar instrument.
(l)
1.3            Section   Deliveries of Reinsurer .  At the
Closing, Reinsurer shall deliver or cause to be delivered to the Company and NOLHGA the following documents:
1.4
(a) A certificate executed by the President and Chief Financial Officer of Reinsurer (or other authorized officers) that the representations and warranties of Reinsurer as set forth in this Agreement are true and correct as of the Closing Date and that there has been no material adverse change in the financial condition of Reinsurer since the Contract Date.
(b)
(c) Copies of corporate resolutions authorizing the execution, delivery, and performance of this Agreement by Reinsurer, certified by the Secretary or an Assistant Secretary of Reinsurer.
(d)
1.5            Section   Deliveries of NOLHGA and the
Participating Associations . At the Closing, NOLHGA and the Participating Associations shall, as appropriate, deliver or cause to be delivered to Reinsurer the following documents:
1.6
(a) An accounting in contract level detail as to the Transferred Policies, including a listing of the Transferred Policies and the payment obligations thereunder, which are being reinsured and assumed by Reinsurer.
(b)
(c) The Guaranty Assets calculated in accordance with Exhibit C, as revised or adjusted pursuant to this Agreement.
(d)
(e)            The Participating Association Certificates.
(f)
(g) A certificate of an authorized officer of NOLHGA that all representations and warranties of NOLHGA as set forth in this Agreement are true and correct in all material respects as of the Closing Date.
(h)
1.7            Section   Deliveries of the Company .  At the
Closing, the Company shall deliver or cause to be delivered to Reinsurer and NOLHGA the following:
1.8
(a) An Order of the Court approving the terms and conditions of this Agreement, as contemplated by Section 16.2(a).

(a)            The Company Assets calculated in accordance with
Exhibit C, as revised or adjusted pursuant to this Agreement, including those Company Assets listed on Exhibit D.
(b)
2         Article Miscellaneous Provisions   Article
Miscellaneous Provisions

1.1            Section   Amendment .  This Agreement may be
amended only by a writing executed by the Company, NOLHGA and Reinsurer. Notwithstanding the foregoing, (i) each Participating Association shall have the right to approve any amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association and (ii) the Court must approve any amendment which is reasonably expected to result in a reduction in policyholder benefits.

1.1            Section   Appointment of NOLHGA .  Each
Participating Association
1.2 hereby authorizes NOLHGA to act as the agent of such Participating Association for purposes of receiving all notices required or permitted to be given under this Agreement and to execute this Agreement and any ancillary agreements necessary to implement this Agreement. Each Participating Association also hereby authorizes NOLHGA to negotiate on behalf of and bind the Participating Association to modifications and amendments to this Agreement; except each Participating Association shall have the right to approve any modification or amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association.

1.1            Section   Assignment .  No party may assign, prior
to the Closing, this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the Company, NOLHGA and Reinsurer.
1.2
1.3            Section   Broker Fees .  Each party hereby
represents and warrants that it has not taken any action that would impose on any other party hereto liability for payment of any broker, finder, or similar fee in connection with the origin, negotiation, execution, or performance of this Agreement.
1.4
1.5            Section   Cooperation .  The parties agree that
they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as may be required to carry out effectively the intent of this Agreement and the orderly transfer of administration of the Transferred Policies.
1.6
1.7            Section   Counterparts .  This Agreement may be
executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
1.8
1.9            Section   Entire Agreement; Merger .  This
Agreement constitutes the entire understanding of the parties pertaining to the subject matter contained in this Agreement and supersedes all prior oral and written agreements, representations, and understandings of the parties.

1.1            Section   Exhibits .  All Exhibits are hereby
incorporated by reference into this Agreement as if they were set forth at length in the text of this Agreement.
1.2
1.3            Section   Expenses .  Each party shall pay all of
its own costs, fees, and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement; provided, however, that the expenses of NOLHGA and the Participating Associations shall be treated by the Liquidator of the Company as Class 1 administrative expenses under Mississippi Code Ann. 83-24-83.

1.1            Section   Governing Law .  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Mississippi notwithstanding any state's choice of law rules to the contrary; provided, however, that any application or interpretation of a governing statute of a Participating Association shall be made in accordance with the laws of the state of that Participating Association solely by a court of that state.
1.2
1.3            Section   Headings .  The captions and headings of
the articles and sections of this Agreement are included for purposes of convenient reference only and shall not affect the construction or interpretation of this Agreement.
1.4
1.5            Section   Jurisdiction .  Subject to
Section 17.10, each party hereby consents to the exclusive jurisdiction of the Court to resolve any and all disputes among the parties arising out of or related, directly or indirectly, to this Agreement or any of the transactions contemplated hereby, and further covenants not to sue any other party in connection with such a dispute except in the Court.  The parties further agree that service of process shall be effective if sent by certified or registered mail, return receipt requested, to the addresses shown in Section 17.13 of this Agreement.
1.6
1.7            Section   Notices .  Any notice made pursuant to
this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered personally or by facsimile transmission; on the day after transmittal, if sent by overnight delivery service; or on the third day after mailing, if mailed by certified mail, return receipt requested.
Any notice must be properly addressed as follows:
1.8
(a)            The Company and/or the Liquidator:
(b)                 Betty Cordial
(c)                 Deputy Liquidator
(d)                 First National Life Insurance Company of America
(e)                 Vista Consulting Group
(f)                 328 West Valley Avenue
(g)                 Birmingham, AL  35208
(h)                 Fax: (205) 941-1716
(i)
(j)                 Copy to:  Charles G. Copeland
(k)                           Copeland, Cook, Taylor & Bush, P.A.
(l)                           200 Concourse, Suite 200
(m)                           1062 Highland Colony Parkway
(n)                           Ridgeland, MS  39158
(o)                           Fax: (601) 856-7626
(p)
                                   Copy to:  Commissioner George
                         Dale
                         Mississippi Department of Insurance
                         Walter Sillers Building, 18th floor
                         550 High Street
                         Jackson, MS  39201
                         Fax:  (601) 359-1951

(a)            NOLHGA:
(b)
(c)                 National Organization of Life and
(d)                 Health Insurance Guaranty Associations
(e)                 13873 Park Center Road, Suite 329
(f)                 Herndon, Virginia  20171
(g)                 Attn:  Peter G. Gallanis
(h)                 Fax:  (703) 481-5209

               Copy to:  Charles T. Richardson
                         Baker & Daniels
                         300 North Meridian Street
                         Suite 2700
                         Indianapolis, IN  46204
                         Fax:  (317) 237-1000

(a)            Participating Associations:
(b)
(c)                 To the addresses shown on Exhibit I.

(a)            Reinsurer:
(b)
(c)                 Madison National Life Insurance Company, Inc.
(d)                 3601 Far West Blvd., Suite 200
(e)                 Austin, Texas 78731
(f)                 Attn:  Larry R. Graber, President
(g)                 Fax:  (512 ) 346-4610

               Copy to:  David T. Kettig
                         96 Cummings Point Rd.
                         Stamford, CT 06902
                         Fax:  (203) 348-3103

Any party to this Agreement may change the address to which notice is to be delivered under this Section 17.13 by delivering written notice to that effect to the Company, NOLHGA and Reinsurer, as appropriate, in accordance with this Section.

1.1            Section   Severability . In the event that any
provision or term of this Agreement shall be held by any court to be invalid, illegal or unenforceable, all the other provisions and terms shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if provisions or terms are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate this Agreement to carry out its original intent.
1.2
1.3            Section   Successors .  This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All parties acknowledge that the Liquidator may apply to the Court for a discharge in accordance with Mississippi Code Ann. 83-24-91 and that any obligations of the Liquidator under this Agreement shall cease upon such discharge.
1.4
1.5            Section   Waiver of Compliance .  The party for
whose benefit a warranty, representation, covenant, or condition is intended may in writing waive any inaccuracies in the warranties and representations contained in this Agreement or waive compliance with any of the covenants or conditions contained herein and so waive performance of any of the obligations of the other parties and any defaults under this Agreement. A waiver shall not affect or impair, however, the waiving party's rights with respect to any other warranty, representation, or covenant or any default hereunder not specifically waived, nor shall any waiver constitute a continuing waiver. Notwithstanding the foregoing, only NOLHGA shall be required to give any such waiver on behalf of any or all Participating Associations.
1.6
1.7            Section   Assignment; Assumption Reinsurance .
Without the prior written consent of the Liquidator, the Mississippi Insurance Commissioner and NOLHGA during the two-year period commencing on the Closing Date, Reinsurer may not assign any or all of the Policies or enter into an assumption reinsurance agreement with respect to any or all of the Policies. Nothing in this Agreement waives the obligation of Reinsurer to comply with any regulatory requirements in existence at the time of a subsequent assignment or assumption reinsurance agreement.

1.1            Section   No Third Party Beneficiaries .  Nothing
contained herein, express or implied, is intended to confer any rights or remedies on any persons other than the parties to this Agreement. In addition, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party to this Agreement.
1.2
1.3            Section   Hart-Scott-Rodino .  The Company,
Reinsurer, NOLHGA and the Participating Associations agree to cooperate to determine whether any notification is required under the Hart-Scott-Rodino Antitrust Improvement Act, 15 U.S.C. 18a. In the event the parties mutually determine that a notification under such Act is required to be made, the parties will further cooperate to prepare and file the necessary notifications.
1.4
1.5            Section   Policyholder Communications .  In
addition to the requirements of Section 3.2, through and including the Closing Date, each of the parties shall obtain prior approval of the other parties, which approval shall not be unreasonably delayed or withheld, with respect to any communications with a substantial portion of the holders of the Policies. If a party seeks such approval from the other parties and the other parties do not disapprove of such proposed disclosure within 5 days (or such lesser period as may be required in connection with the public company reporting obligations of Reinsurer's parent company), the disclosure is deemed approved. This Section 17.20 shall not preclude any party's communication with the Court or response to a request by any holder of a Policy for the verification of records or data concerning such person's Policy.
1.6
1.7            Section   Risk Based Capital .  During the
duration of this Agreement, Reinsurer shall at all times maintain a risk based capital level equal to or greater than 200% of Reinsurer's company action level.
1.8
1.9
2    Article Excess Policies and Statutory DepositsArticle Excess
                 Policies and Statutory Deposits

1.1            Section   Excess Policies .
1.2
(a) Certain of the Policies that give rise to Covered Obligations contain payment obligations in excess of the obligations imposed by state law on the applicable Affected Guaranty Associations. The payment obligations for these Excess Policies will be divided into two portions: (i) the Covered Obligations, and (ii) the Excess Obligations, or that portion of the payment obligations that is in excess of the Covered Obligations. With respect to the Covered Obligations, the Company shall transfer Company Assets sufficient to cover its early access obligations in accordance with the other terms and conditions of this Agreement, and the Participating Association shall fund the remaining portion of the Covered Obligations with Guaranty Assets transferred pursuant to this Agreement. As to the Excess Obligations, the Company shall transfer Company Assets in the same proportion as is transferred to cover its early access obligations to pay the Covered Obligations when such become available and payable. The Participating Association shall have no obligation to make any payment of Guaranty Assets on account of the Excess Obligations. As of the Effective Date, Reinsurer shall impose a lien on each Excess Policy to account for the unfunded portion of the Excess Obligations.

(a) The Liquidator shall have the right after the Closing Date to make subsequent distributions to Reinsurer and to the Participating Associations as a result of recoveries from legal actions or otherwise. Distributions allocable to the Covered Obligations shall be made directly to the Participating Associations to offset the earlier payment of Guaranty Assets. Distributions allocable to the Excess Obligations shall be paid to Reinsurer, which shall use those funds to reduce any existing liens on Excess Policies. If the Excess Policy has been surrendered or otherwise terminated on the date of such distribution, Reinsurer shall make the distribution directly to the last known address of the former owner of the Excess Policy. If a former owner of the Excess Policy no longer lives at the last known address according to Reinsurer's records, Reinsurer shall follow its normal and ordinary procedure to locate the former owner of the Excess Policy and, failing to do so, shall follow its normal and ordinary escheat procedures with respect to the subsequent distributions.
(b)
1.2            Section   Statutory Deposits .  If there are
assets of the Company on deposit ("Statutory Deposit") with an insurance department or other agency and such assets are not returned to the Company prior to the Closing:

(a) The portion of the Company Assets that would otherwise be transferred in connection with Policies owned by residents of the state holding such Statutory Deposit ("Deposit Policies") shall be reduced by the fair market value of such Statutory Deposit, as determined by agreement between the Liquidator, NOLHGA and the applicable Participating Association. Any Guaranty Assets to be transferred in connection with such Policies shall be adjusted to reflect the reduction in the Company Assets allocable to the Covered Obligations, and the account value/face amount/other of the Deposit Policies shall be reduced to account for the reduction in the Company Assets allocable to the Excess Obligations.
(b)
(c) The Liquidator, with the assistance of any applicable Participating Association, will use his best efforts to collect the Statutory Deposits both before and after the Closing. If the Liquidator receives proceeds of the Statutory Deposits after the Closing Date, he shall distribute the proceeds in accordance with an early access plan to be filed, after consultation with NOLHGA, and approved with the Court.
(d)
(a)

          IN WITNESS WHEREOF, the Company, NOLHGA and Reinsurer have caused their duly authorized representatives to execute this Agreement on the date above noted.


                              FIRST NATIONAL LIFE INSURANCE
                                                       COMPANY OF
                              AMERICA, in Liquidation, by and
                              through its Liquidator


                              By:  /s/ George Dale
                                   -----------------------------
                                   George Dale, Liquidator


                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


                              By:  /s/ Peter G. Gallanis
                                   ------------------------------
                                   Peter G. Gallanis, President



                              MADISON NATIONAL LIFE INSURANCE
                              COMPANY, INC.


                              By:  /s/ Larry R. Graber
                                   -----------------------
                                   Larry R. Graber, President


                                                        Exhibit E

                         PROMISSORY NOTE

$____________________    _______________, 1999


          For Value Received, the undersigned
_________________________ Association ("Maker"), promises to pay to the order of Madison National Life Insurance Company, Inc. ("Holder") the principal sum of _________________________ Dollars ($__________), with interest on the balance of the principal remaining unpaid from time to time at the rate of seven and one-quarter percent (7-1/4%) per annum until such principal is paid.

1. Payment of principal and interest shall be made as follows:
2.
     (a) The entire balance of unpaid principal and all accrued and unpaid interest calculated from the Closing Date shall be due and payable on _______________.

     (a) Payment shall be made to Holder at _______________, or at such other address as Holder shall designate.

1. Failure by Maker to pay or perform any of its obligations under this Promissory Note shall be a default hereunder and under the Assumption Reinsurance Agreement dated October __, 1999 among First National Life Insurance Company of America, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company. Notwithstanding any other provisions of this Promissory Note, if Maker fails to make a payment of principal or interest (the "Default Amount") when due and does not cure such failure within _____ business days of receiving written notice of such failure from Holder, then the Covered Obligations (as that term is defined in the Assumption Reinsurance Agreement) as to which this Promissory Note was made shall be reduced by the principal amount of such Default Amount. The Default Amount shall revert back and be a direct liability of Maker to the holder of a Transferred Policy, and this Promissory Note shall be deemed reduced, without further action on the part of Maker or Holder by the Default Amount and with (a) appropriate revisions and adjustments made in accordance with Article IV and
Section 6.2 of the Assumption Reinsurance Agreement, and
(b) appropriate notification by Holder to each holder of a
Transferred Policy.
2.
1.   3.             Maker waives presentment for payment, protest
and demand, notice of protest, demand and of dishonor and nonpayment of this Promissory Note, and consents that Holder may extend the time of payment or otherwise modify the terms of payment of any part of the whole of the debt evidenced by this Promissory Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person.
4.
5. Maker agrees to pay all costs of collection, including reasonable attorneys' fees, in case the principal of this Promissory Note or any payment on the principal or any interest thereon is not paid at the respective maturity, thereof. 6.
7.             Maker reserves the right to prepay this Promissory
Note in full or in part at any time without any premium or penalty. Any such prepayment shall be applied first to interest, then to reduce the principal balance.
8.
9. This Promissory Note shall be construed under the laws of the State of _______________[Insert Maker's State].
10.
11. The covenants of Maker and Holder contained in this Promissory Note shall be binding upon and inure to the benefit of their respective successors and assigns.
12.
          IN WITNESS WHEREOF, the undersigned Maker has caused this Promissory Note to be executed the day and year first above written.


                              ____________________ Association
                              "MAKER"


                              By:  ______________________________

                              Its: ______________________________

                                                        Exhibit G

                 AFFECTED GUARANTY ASSOCIATIONS


          The life and health insurance guaranty associations in the following jurisdictions are "Affected Guaranty Associations":

                         Alabama                  Mississippi  (Domiciliary)
                         Arizona                  Missouri
                         Arkansas                 Nebraska
                         California               Nevada
                         Colorado                 New Mexico
                         Delaware                 North Carolina
                         District of Columbia     Ohio
                         Florida                  Oklahoma
                         Georgia                  Oregon
                         Hawaii                   South Carolina
                         Illinois                 Tennessee
                         Kansas                   Texas
                         Kentucky                 Utah
                         Louisiana                Virginia
                         Maryland                 Washington
                         Michigan



                                                        Exhibit H


       NOLHGA CERTIFICATION OF PARTICIPATING ASSOCIATIONS

          The National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") hereby certifies that, pursuant to NOLHGA's bylaws and Members' Participation Council Rules and Procedures, the following state life and health insurance guaranty associations have elected to participate in the Assumption Reinsurance Agreement dated October __, 1999, among First National Life Insurance Company of America, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company, Inc. and have, therefore, become Participating Associations:











                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


Date _______________               By
______________________________
                                   [Authorized Officer]



              PARTICIPATING ASSOCIATION CERTIFICATE

          The ______________________________ Association (the
"Participating Association") hereby confirms its agreement to become a Participating Association under the Assumption Reinsurance Agreement ("Agreement") dated October 28, 1999, among First National Life Insurance Company of America, in Liquidation ("the Company"), the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA"), and Madison National Life Insurance Company, Inc. ("Reinsurer"). In so doing, the Participating Association states as follows:

          1. Pursuant to the bylaws of the Participating Association and of NOLHGA, and the Rules and Procedures of NOLHGA's Members' Participation Council, the Participating Association has elected to participate in the Agreement and hereby affirmatively agrees to abide by and be bound by the terms of the Agreement. The Participating Association agrees to inform NOLHGA on or prior to the Closing Date of any change after the date of this Certificate that would render the representations and warranties not true.

          2. All representations and warranties of the Participating Association contained in the Agreement are true as of the date of this Certificate.

          3.   The Participating Association hereby informs the
Liquidator and Reinsurer that any notices and all other matters of communication from the Liquidator or Reinsurer to the Participating Association about the Agreement or this Certificate should be sent to the Participating Association at:

                    ______________________________
                    ______________________________
                    ______________________________
                    ______________________________
                    Telephone:
                    Fax:


                    Name of Association:
__________________________


Date:     _______________     By:
_________________________________________
                           Printed:
                           Title:






                ASSUMPTION REINSURANCE AGREEMENT

                              among

            NATIONAL ORGANIZATION OF LIFE AND HEALTH
                 INSURANCE GUARANTY ASSOCIATIONS

                               and

               Participating State Life and Health
                 Insurance Guaranty Associations

                               and

     FAMILY GUARANTY LIFE INSURANCE COMPANY, IN LIQUIDATION

                               and

          MADISON NATIONAL LIFE INSURANCE COMPANY, INC.


                     Dated  October 28, 1999


                        TABLE OF CONTENTS

                                                             Page

Recitals  1

Article I Definitions    2

Article II     Reinsurance and Assumption of Transferred Policies 4
          Section 2.1  Transfer and Ceding   4
          Section 2.2  Standard of Performance; Liability   4
          Section 2.3  Defenses    5
          Section 2.4  Third-Party Reinsurance Agreements   5
          Section 2.5  Policy Reinstatement  5
          Section 2.6  Effect of Liquidation 6
          Section 2.7  The Company's Liabilities  6
          Section 2.8  Participating Associations' Liabilities 6

Article III    Assumption Certificate   6
          Section 3.1  Form of Assumption Certificate  6
          Section 3.2  Delivery of Assumption Certificates  7

Article IV     Transfer of Assets  7
          Section 4.1  Company Assets   7
          Section 4.2  Guaranty Assets  7
          Section 4.3  Preparation of and Revisions to Exhibit C 8
          Section 4.4  Adjustments 9
          Section 4.5  Early Access Distributions 9
          Section 4.6  Return of Company and Guaranty Assets   9

Article V Participation by Affected Guaranty Association    9
          Section 5.1  Delivery of Agreement to Association 9
          Section 5.2  Participating Association  9

Article VI     Accounting Procedures    10
          Section 6.1  Notice and Correction of Errors 10
          Section 6.2  Final Accounting 10

Article VII    Premiums and Other Receipts   11
          Section 7.1  Transfer of Receipts  11
          Section 7.2  Bank Drafts 11
          Section 7.3  Collections 11

Article VIII   Records   11
          Section 8.1  Access 11
          Section 8.2  Delivery    12
          Section 8.3  No Representation or Warranty   12

Article IX     Collection Fees and Commissions    12
          Section 9.1  Collection Fees  12
          Section 9.2  Commissions 12

Article X Litigation     13

Article XI     Termination    13
          Section 11.1  Duration   13
          Section 11.2  Failure to Satisfy Conditions Precedent 13

Article XII    Representations and Warranties of the Company  14
          Section 12.1  Actions and Proceedings   14
          Section 12.2  Organization and Standing 14
          Section 12.3  Title to Company Assets   14
          Section 12.4  Validity   14
          Section 12.5  Survival of Representations and
          Warranties     14

Article XIII   Representations and Warranties of NOLHGA
          and the Participating Association  14
          Section 13.1  NOLHGA's Representations and Warranties 14
          Section 13.2  Participating
               Association's Representations and Warranties 15
          Section 13.3  Survival of Representations and
          Warranties     15

Article XIV    Representations and Warranties of Reinsurer  15
          Section 14.1  Organization and Existence     15
          Section 14.2  Corporate Authority  16
          Section 14.3  Qualification and Power   16
          Section 14.4  Validity; No Violation    16
          Section 14.5  Financial Statements 16
          Section 14.6  Absence of Undisclosed Liabilities  17
          Section 14.7  No Material Change   17
          Section 14.8  Information Included in RFP    17
          Section 14.9  Year 2000 Compliant. 17
          Section 14.10  Survival of Representations and
          Warranties     17

Article XV     Approvals 17
          Section 15.1  Regulatory Approvals 17
          Section 15.2  Cooperation     18

Article XVI    Closing   18
          Section 16.1  Time and Location    18
          Section 16.2  Conditions Precedent to Closing     18
          Section 16.3  Deliveries of Reinsurer   19
          Section 16.4  Deliveries of NOLHGA and the
          Participating Association     20
          Section 16.5  Deliveries of the Company 20

Article XVII   Miscellaneous Provisions 20
          Section 17.1  Amendment  20
          Section 17.2  Appointment of NOLHGA     21
          Section 17.3  Assignment 21
          Section 17.4  Broker Fees     21
          Section 17.5  Cooperation     21
          Section 17.6  Counterparts    21
          Section 17.7  Entire Agreement; Merger  21
          Section 17.8  Exhibits   21
          Section 17.9  Expenses   21
          Section 17.10  Governing Law  22
          Section 17.11  Headings  22
          Section 17.12  Jurisdiction   22
          Section 17.13  Notices   22
          Section 17.14  Severability   24
          Section 17.15  Successors     24
          Section 17.16  Waiver of Compliance     24
          Section 17.17  Assignment; Assumption Reinsurance 25
          Section 17.18  No Third Party Beneficiaries  25
          Section 17.19  Hart-Scott-Rodino   25
          Section 17.20  Policyholder Communications   25
          Section 17.21  Risk Based Capital  25

Article XVIII  Excess Policies and Statutory Deposits  25
          Section 18.1  Excess Policies 25


Exhibits

A    List of Policies

B    Form Assumption Certificate

C    Calculation of Company Assets and Guaranty Assets

D    List of Company Assets

E    Form Promissory Note
F    Adjustment of Payments For Transactions After Effective Date

G    NOLHGA Certification of Participating Associations

H    Participating Association Certificate

I    Included Treaties


                ASSUMPTION REINSURANCE AGREEMENT


          This Assumption Reinsurance Agreement ("Agreement") entered into on October 28, 1999, is among the National Organization of Life and Health Insurance Guaranty Associations, a Virginia non-stock corporation ("NOLHGA"), NOLHGA's member that has elected to participate in this Agreement in accordance with NOLHGA's participation procedures described in Article V below ("Participating Association"), Family Guaranty Life Insurance Company, in Liquidation ("the Company"), and Madison National Life Insurance Company, Inc. ("Reinsurer").


                            Recitals

          A. The Company is a Mississippi-domiciled life insurance company, against which a Final Order of Liquidation and Finding of Insolvency was entered on June 29, 1999 (the "Liquidation Date") by the Chancery Court of the First Judicial District of Hinds County, Mississippi ("Court"), Cause No. G99-908, pursuant to Mississippi Code Ann. 83-24-1 et seq. Prior to the Final Order of Liquidation and Finding of Insolvency, the Company was licensed to do business in Mississippi.

          B. The Final Order of Liquidation and Finding of Insolvency declared the Company to be insolvent, ordered its liquidation, and appointed Mississippi Insurance Commissioner George Dale and his successors in office as Liquidator of the Company ("Liquidator"). Pursuant to the Final Order of Liquidation and Finding of Insolvency and Mississippi Code Ann. 83-24-35, the Liquidator acts for and on behalf of the Company and is vested by operation of law with title to all of the property, contracts, rights of action, books and records of the Company, is in possession of or is now acquiring the assets of the Company, and is administering them under the general supervision of the Court. The Liquidator is signing this Agreement on behalf of the Company and as a party thereto. Where this Agreement refers to obligations of the Company, those obligations are to be discharged on behalf of the Company by the Liquidator or those persons acting pursuant to the Liquidator's direction.

          C. As a result of the Final Order of Liquidation and Finding of Insolvency of the Company and subject to statutory conditions and limitations on coverage and applicability, the Mississippi Life and Health Insurance Guaranty Association ("Affected Guaranty Association") assumed the Company's contractual obligations to policyholders who reside within Mississippi and, in other jurisdictions ("Covered Obligations").

          D. As of the Effective Date of this Agreement, the Affected Guaranty Association had in effect certain traditional burial and monthly increasing benefit insurance policies and all other insurance policies or contracts as specified on a separately bound Exhibit A ("Policies"), which were issued by the Company and assumed on the Liquidation Date by the Affected Guaranty Association. Since the Liquidation Date, the Affected Guaranty Association has received or been entitled to receive premium on the Policies and have paid claims.

          E. NOLHGA is a voluntary association of its members organized as a corporation. Its members consist of life and health insurance guaranty associations established by the laws of the states and other various jurisdictions of the United States of America, and includes the Affected Guaranty Association.

          F.     Reinsurer is a Wisconsin-domiciled life
insurance company licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia.

          G.     Pursuant to Mississippi Code
Ann. 83-24-41 (l) (j), the Liquidator may, in his discretion, use assets of an insurer that is under an order of liquidation to achieve a transfer of contractual obligations to a solvent assuming insurer, such as Reinsurer, if that transfer can be arranged without prejudice to applicable priorities under Mississippi Code Ann. 83-24-83.

          H. In accordance with the terms and conditions herein, the Affected Guaranty Association is hereby given the opportunity to agree to and participate in this Agreement so that its Covered Obligations, including its obligation to continue coverage, will be discharged through Reinsurer's reinsurance and assumption of the Policies on the Effective Date.

          NOW, THEREFORE, in consideration of the mutual benefits to be received by the parties and the mutual covenants and agreements contained herein, the parties agree that the recitals set forth above are adopted and made part of this Agreement and further agree as follows:


1         Article Definitions Article Definitions

          The following terms have the meanings set forth below or as indicated in the referenced sections:

          (a) The term "Accounting" has the meaning set forth in Section 6.l.

          (b) The term "Affected Guaranty Association" has the meaning set forth in Recital C.
          (c)   The term "Company" means Family Guaranty Life
Insurance Company, in Liquidation.

          (d) The terms "Company Assets" and "Guaranty Assets" mean the consideration to be transferred to Reinsurer from the Company and the Participating Associations as set forth in
Article IV.

          (e) The terms "Closing" and "Closing Date" have the meanings set forth in Section 16.1.

          (f) The term "Commissions" has the meaning set forth in Section 9.2.

          (g) The term "Contract Date" means the date of execution of this Agreement as set forth in the first paragraph of this Agreement.

          (h) The term "Court" has the meaning set forth in Recital A.

          (i) The term "Covered Obligations" has the meaning set forth in Recital C.

          (j) The term "Debit Agents" means those individuals who, as of the Closing Date, are identified on route lists maintained by the Company as remitting renewal premiums on Debit
Business on a periodic basis.

          (k) The term "Debit Business" has the meaning set forth in Section 9.1.

          (l) The term "Default" means the failure of a Participating Association to make a required payment of principal or interest when due under any Promissory Note issued pursuant to
Section 4.2.

          (m) The term "Defaulting Participating Association" means a Participating Association that is in Default.

          (n) The term "Defenses" means (a) any known or unknown, actual or contingent, rights, defenses, offsets, counterclaims, and cross-claims, and (b) any and all rights, limitations, terms, conditions, and provisions provided for in this Agreement relative to the assumption of the Policies.

          (o) The term "Effective Date" means June 30, 1999, commencing at 12:01 a.m. Central Standard Time.

          (p) The term "Excess Obligations" has the meaning set forth in Section 18.1.

          (q) The term "Excluded Policies" has the meaning set forth in Section 5.2.

          (r) The term "Financial Statements" has the meaning set forth in Section 14.5.

          (s) The term "Included Treaties" has the meaning set forth in Section 2.4(a).

          (t) The term "Liquidation Date" has the meaning set forth in Recital A.

          (u) The term "Liquidator" has the meaning set forth in Recital B.

          (v) The term "Participating Association" has the meaning set forth in the introductory paragraph of this Agreement.

          (w) The term "Policies" has the meaning set forth in Recital D.

          (x) The term "Promissory Note" means a promissory note in the form of Exhibit E attached hereto issued pursuant to
Section 4.2.

          (y) The term "Records" means all of the Company's paper and computer files, books, correspondence, records, and other documents relating to the Transferred Policies.

          (z) The term "Transferred Policies" means any of the Policies that do not become Excluded Policies.


1         Article                  Reinsurance and Assumption of
Transferred Policies     Article                  Reinsurance and
Assumption of Transferred Policies

1.1            Section   Transfer and Ceding .  Subject to the
terms and conditions of this Agreement, the Participating Association will transfer and cede, and Reinsurer will reinsure and assume, the Transferred Policies as of the Effective Date.

1.1            Section   Standard of Performance; Liability .
(a) From and after the Effective Date, Reinsurer shall be liable for the payment of benefits on the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and for handling all claims that are incurred on or after the Effective Date, except for those claims for which the Company or the Participating Association shall be liable as identified in Sections 2.7 and 2.8, respectively. Reinsurer shall be liable for damages and shall defend at its own expense actions arising from (i) any act, error, or omission of Reinsurer or (ii) any inaccuracy or falsity of a representation or warranty made by Reinsurer under this Agreement. Reinsurer agrees to administer all claims on the Transferred Policies and to service and otherwise handle the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and with applicable state laws and regulations and in a manner consistent with the level of policyholder and administrative services provided by Reinsurer to its other direct policyholders and insureds.
1.2
1.3 (b) Reinsurer shall not be liable for the provision of any funeral-related goods or services except (i) as set forth in the Policies or (ii) as required by any statute, regulation, or other law pertaining to the sale of pre-need or pre-paid funeral goods or services that is applicable to the Company.
1.4
1.5            (c)   Reinsurer shall not be liable for claims
that are incurred prior to the Effective Date or for errors in the Records in existence on the Closing Date.
1.6
1.7            Section   Defenses .  Subject to the terms and
conditions of this Agreement, Reinsurer shall succeed to all Defenses that the Company and the Participating Association had, still has, or may have in connection with any benefits or claims for which Reinsurer is liable under Section 2.2, all of which Defenses are hereby assigned and transferred to Reinsurer. The Company and the Participating Association retain any Defenses they had, still have or may have in connection with benefits or claims incurred prior to the Effective Date and those for which they are liable under Sections 2.7 and 2.8, respectively.

1.1            Section   Third-Party Reinsurance Agreements .
Subject to the terms and conditions of this Agreement, and to the extent applicable to benefits available and claims incurred on and after the Effective Date in connection with the Transferred
Policies:
1.2
1.3            (a)   The Company and the Participating
Association hereby (i) transfer, assign, cede, deliver, and convey to the Reinsurer as of the Effective Date all of their respective rights, title, privileges, and prerogatives, if any, in certain contracts, agreements, and treaties of reinsurance and/or coinsurance in effect on the Effective Date in connection with the Transferred Policies, as listed on Exhibit I ("Included Treaties"), (ii) agree to make reasonable efforts to seek and obtain consents by the reinsurers on the Included Treaties, and
(iii) agree to keep the Included Treaties in force until the
Closing Date.
1.4
1.5            (b)   Reinsurer agrees to pay and perform all of
the payment and other obligations of the Company and the Participating Association, if any, with respect to the Included Treaties to the extent the Transferred Policies are covered thereby, for any period beginning on or after the Effective Date. 1.6
1.7            (c)   No provision of this Agreement shall be
construed as affecting the obligations of any third-party reinsurer under the Included Treaties.
1.8
1.9            Section   Policy Reinstatement .  Reinsurer agrees
to assume the Company's and/or the Participating Association's respective obligations, if any, to reinstate lapsed policies that were entitled to reinstatement on the Effective Date and that otherwise would be Transferred Policies, subject to the underwriting criteria imposed by the lapsed policies. Upon reinstatement, the lapsed policies shall be included in the Transferred Policies reinsured and assumed under the terms and conditions of this Agreement.
1.10
1.11           Section   Effect of Liquidation .  Except as
otherwise provided in this Agreement, Reinsurer shall pay benefits under the Transferred Policies directly to the policyholders or their designated beneficiaries or payees under the Transferred Policies without any diminution due to the Final Order of Liquidation and Finding of Insolvency.
1.12
1.13           Section   The Company's Liabilities .  The Company
shall be liable for damages to be asserted in the Court with respect to any and all actions arising from: (i) any act, error or omission of the Company in connection with the handling of policyholder claims under the Transferred Policies incurred before the Effective Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Company under Article XII of this Agreement. Any such Claim shall be prioritized in accordance with Mississippi Code Ann. 83-24-83.

1.1            Section   Participating Association's Liabilities
 . (a) The Participating Association shall be liable for damages and shall defend any and all actions arising from (i) any act, error, or omission of the Participating Association or its servicing agent (acting solely in that capacity and not in a receiver capacity), occurring prior to the Closing Date, or
(ii) any inaccuracy or falsity of a representation or warranty made by the Participating Association under Article XIII of this Agreement. The Participating Association shall not be liable for
(i) reserves for benefits or claims not being assumed by Reinsurer, except as addressed in Section 6.1(a), or (ii) any obligation in excess of amounts for which it is individually responsible in connection with its Covered Obligations.
1.2
1.3 (b) In order to facilitate the reinsurance and assumption of the Transferred Policies, the Participating Association shall defend, indemnify and hold Reinsurer harmless from any obligation to provide funeral-related goods or services that (i) arises from one or more side letters received by policyholders covered by the Participating Association, and (ii) is not assumed by Reinsurer under Section 2.2 of this Agreement. The Participating Association shall have sole and exclusive discretion to determine whether to pay, contest or settle any such obligation or alleged obligation. Reinsurer shall notify the Participating Association promptly upon receipt of information concerning any such obligation or alleged obligation. 1.4
1.5
2         Article Assumption Certificate     Article Assumption
Certificate

1.1            Section   Form of Assumption Certificate .
Reinsurer shall issue an assumption certificate to each holder of the Transferred Policies in substantially the form of Exhibit B. The assumption represented by the assumption certificates is subject to the terms and conditions of the Transferred Policies, this Agreement, and any Defenses that are now or may hereafter become available to the Company, the Participating Association, or Reinsurer. Reinsurer shall be responsible for obtaining any insurance department approval of the assumption certificate that may be required by the law of any state. As soon as may be reasonably practical following the Contract Date, but in any event within 20 days of such date, Reinsurer shall make application for the insurance department approvals contemplated by the preceding sentence. The Liquidator and NOLHGA agree that they will cooperate with Reinsurer in an attempt to obtain such approvals; provided, however, that nothing contained herein or elsewhere in this Agreement shall relieve or excuse Reinsurer from its obligation to use its best efforts to obtain such approvals.

1.1            Section   Delivery of Assumption Certificates .
Reinsurer shall mail an assumption certificate to each holder of the Transferred Policies by first-class mail, postage prepaid, within 60 days following the later to occur of (x) the receipt of all insurance department approvals in a given state necessary for the delivery of the assumption certificate to the holder or
(y) the Closing Date. Notwithstanding the foregoing, Reinsurer shall indemnify and hold harmless the other parties hereto from any damages, losses or expenses arising from an assumption certificate not being delivered to each holder of the Transferred Policies within 60 days following the Closing Date. The text of any written communication to be mailed to holders of the Transferred Policies in conjunction with the assumption certificates or with the explanation of this transaction shall be approved by the Liquidator and NOLHGA prior to mailing. If the Liquidator and NOLHGA do not disapprove any such proposed written communication within 30 days of receipt, the written communication may be used by Reinsurer.
1.2
1.3
2         Article Transfer of Assets    Article Transfer of
Assets

1.1            Section   Company Assets .  On the Closing Date
the Liquidator shall transfer, assign, cede, deliver and convey the Company Assets (in cash or cash equivalents) to Reinsurer, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. The Company Assets will include those assets listed on Exhibit D. The Liquidator further agrees to execute any and all appropriate documents and to take all other reasonable actions on or before the Closing Date necessary to effectuate or facilitate the assignment and transfer to Reinsurer of the Company Assets.

1.1            Section   Guaranty Assets .
1.2
          (a) Subject to state-by-state statutory conditions and limitations on coverage and applicability, on the Closing Date the Participating Association shall convey and deliver to Reinsurer its payment of Guaranty Assets, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. Such calculations shall give effect to the Policies' allocable share of the Company Assets and take into account the Participating Association's subrogation rights in the Company Assets (which rights have the same priority against the Company Assets as that possessed by the holders of Policies receiving the benefit of the Participating Association's payments of Guaranty Assets). The parties agree that the payments to be made to Reinsurer by the Participating Association shall be made, in the sole discretion of the Participating Association, in cash or in the form of promissory notes of not more than one-year duration attached hereto as Exhibit E. The payment by the Participating Association of Guaranty Assets pursuant to this Agreement will result in the Participating Association having Class 3 claims against the estate of the Company under Mississippi Code
Ann.  83-24-83.

          (b) If the Participating Association becomes a Defaulting Participating Association by failing to make a payment of principal or interest when due (the "Default Amount"), Reinsurer shall give notice to the Defaulting Participating Association pursuant to the terms of the Promissory Note and send copies of such notice to NOLHGA and the Company. If the Defaulting Participating Association fails to cure the Default pursuant to the terms of the Promissory Note, then the corresponding portion of the Covered Obligations as to which such Promissory Note was made shall be reduced by an amount equal to the principal amount of the Default Amount. The Default Amount shall revert back to and be a direct liability of the Defaulting Participating Association and shall no longer be assumed or reinsured by Reinsurer. Reinsurer shall pay to the Defaulting Participating Association (i) that portion of any premiums paid by holders of the Transferred Policies to Reinsurer on or after the Closing Date that is allocable to the Default Amount portion of the Covered Obligations, less (ii) that portion of any benefit payment made by Reinsurer that is allocable to the Default Amount portion of the Covered Obligations, plus (iii) interest at 7-1/4 percent per annum on the amounts described in clauses (i) and
(ii) from the respective dates of their receipt or payment by Reinsurer to the date of their payment to the Defaulting Participating Association, less (iv) an administration fee of
(x) $22 per annum per premium paying policy and (y) $12 per annum per non-premium paying policy.

1.1            Section   Preparation of and Revisions to Exhibit
C . NOLHGA has prepared Exhibit C so as generally to describe the Transferred Policies, the payment obligations thereunder to be reinsured and assumed by Reinsurer, and the Company Assets and Guaranty Assets applicable to the Transferred Policies, all as of the date shown in Exhibit C. The Company shall provide NOLHGA with such information and assistance as NOLHGA may require in preparing Exhibit C. As of the date shown on Exhibit C, due and unpaid premium will not be included in the calculation of Company or Guaranty Assets for Transferred Policies included in Exhibit C as of that date. However, as part of the adjustment that will be performed under Section 4.4 and in the final accounting under
Section 6.2, Reinsurer will be obligated to return assets for due and unpaid premium as of the Effective date that was actually collected after the Effective Date.
1.2
1.3 Surrender requests that have been received by the Company during rehabilitation and liquidation that have not been honored are null and void. Reinsurer will accept those as Transferred Policies on Exhibits A and C and attempt to preserve the business. If the policyholder still desires to surrender the policy after assumption Reinsurer will promptly process the surrender request without a moratorium.
1.4
1.5            Section   Adjustments .  Within 60 days after the
Closing, the payment made to Reinsurer at the Closing shall be adjusted to reflect revisions to Exhibit C as of the Closing Date in accordance with the format of Exhibit F.
1.6
1.7            Section   Early Access Distributions .  The
Company Assets applicable to that portion of the Transferred Policies for which the Participating Association has Covered Obligations shall be treated as an early access distribution to the Participating Association in accordance with Mississippi Code Ann. 83-24-67. The Participating Association will be entitled to receive any subsequent early access distributions from the Company made by the Liquidator. The Participating Association will return to the Liquidator all or any part of the early access distributions it receives, if such repayment later becomes necessary to pay claims of secured creditors or claims that have a priority equal to or higher than the priority given the Participating Association's claims under Mississippi Code
Ann.  83-24-83 or other relevant law.
1.8
1.9            Section   Return of Company and Guaranty Assets .
If the Company or the Participating Association is asked to pay benefits under a Transferred Policy by a holder of the Transferred Policy, a department of insurance or any other person or regulatory authority, the Company or the Participating Association, as appropriate, shall give Reinsurer notice of the request and an opportunity to assist the Company or the Participating Association in formulating a response to such request. If the Company or the Participating Association ultimately pays benefits under the Transferred Policy, Reinsurer shall refund the Company Assets and Guaranty Assets attributable to that Transferred Policy to the Company or the Participating Association, as appropriate and be released from the related liabilities in connection with the Transferred Policy. In addition, Reinsurer shall deliver to the Company or the Participating Association, as appropriate, simple interest on the applicable Company Assets and Guaranty Assets at the rate of 7-1/4 percent per annum from the Closing Date.
1.10
1.11
2         Article Participation by Affected Guaranty Association
Article Participation by Affected Guaranty Association

1.1            Section   Delivery of Agreement to Association .
Within five business days after the Contract Date, NOLHGA shall send by overnight delivery a copy of this Agreement to the Affected Guaranty Association. If the Affected Guaranty Association agrees to and participates in this Agreement as provided in this Article V, it is deemed to be a "Participating Association."

1.1            Section   Participating Association .  On or
before 40 days (or the next business day if the 40th day falls on a weekend or a holiday) after the Contract Date, NOLHGA shall certify to the Liquidator and Reinsurer in the form attached as Exhibit G that the Affected Guaranty Association has agreed to become a Participating Association. The Participating Association certified by NOLHGA shall confirm its agreement to be bound by the terms and conditions of this Agreement by executing prior to Closing a Participating Association Certificate in the form attached as Exhibit H. If the Affected Guaranty Association does not become a Participating Association, it shall be considered a Non-Participating Association, and the Policies for which it has or will have Covered Obligations shall be Excluded Policies.
1.2
1.3
2         Article Accounting Procedures Article Accounting
Procedures

1.1            Section   Notice and Correction of Errors .
1.2
          (a) If Policies falling within the scope of this Agreement are omitted from Exhibit A, if any error is discovered in the data reflected in the various calculations and accountings to be accomplished in accordance with this Agreement and the exhibits hereto ("Accounting"), or if any additional data is discovered by a party hereto, and those errors or additional data require revision of all or any portion of the Accounting, then the party discovering the error or additional information shall immediately give written notice thereof to the Company, the Reinsurer, and NOLHGA, as appropriate. Any payment required of a party because of such a revision shall be made promptly and in no event more than 30 days after the parties agree to the amount of the payment to be made. To be effective, notice must be delivered to the Company, the Reinsurer, and NOLHGA, as appropriate, within 180 days after the Closing Date.

          (b) After the elapse of 180 days after the Closing Date, no party shall be entitled to a further revision or adjustment to the Accounting or any payments made thereunder, except (i) the Liquidator may make or demand repayment of early access distributions as contemplated by Section 4.5; (ii) the Liquidator and/or the Participating Association shall be entitled to transfer, and Reinsurer shall be obligated to reinsure, any policy that falls within the scope of this Agreement but was omitted from Exhibit A and was, therefore, not transferred as of Closing, provided that Reinsurer is compensated for the policy's then existing obligations or a portion thereof in an amount agreed to by the parties; and (iii) Reinsurer shall refund such Company Assets, Guaranty Assets and interest as may be required by Section 4.6.

1.1            Section   Final Accounting .  A final accounting
shall be prepared by Reinsurer with the cooperation of the Liquidator, the Participating Association, and NOLHGA, which shall be distributed to the Liquidator, the Participating Association, and NOLHGA no later than 210 days after the Closing Date to reflect any adjustments or revisions timely made pursuant to Section 6.1(a) after the Closing Date.
1.2
1.3
2         Article Premiums and Other Receipts     Article
Premiums and Other Receipts

1.1            Section   Transfer of Receipts .  All premiums and
other receipts on the Transferred Policies (whether in the form of checks, drafts, money orders, postal notes or otherwise) received by any party or person for periods on or after the Effective Date shall be the sole property of Reinsurer. The Company and the Participating Association shall deliver to Reinsurer all premiums and other receipts due Reinsurer under this Section no later than 10 days after the premiums or other receipts are received by either the Company or the Participating Association. All premiums and other receipts delivered shall bear all necessary endorsements required to effect transfer to Reinsurer.

1.1            Section   Bank Drafts .  After the Closing Date,
Reinsurer shall have all rights of the Company and the Liquidator under outstanding bank draft authorizations from policyholders that authorize withdrawal from policyholders' bank accounts to pay premiums on the Transferred Policies, to the extent permitted by the laws of the states in which the affected policyholders reside.
1.2
1.3            Section   Collections .  Reinsurer shall have the
right and authority to collect for its own account all receivables and other items to be transferred by the Company and the Participating Association to Reinsurer and to make any necessary endorsement without recourse and without warranties of any kind on any checks or other evidences of indebtedness received by Reinsurer on account of any such receivables or other items. The Company and the Participating Association agrees to employ all reasonable efforts to secure the endorsements necessary to effect the transfers contemplated herein. Any receivable arising from a claim payment made by the Company or a Participating Association prior to the Effective Date shall remain the property of the party responsible for the original payment. Reinsurer agrees to protect the interest of the ceding party in such receivable.
1.4
2         Article Records     Article Records

1.1            Section   Access .  (a)  Prior to the Closing
Date, the Liquidator shall give Reinsurer, the Affected Guaranty Association, and NOLHGA reasonable access to the Records. The Liquidator and the Participating Association agree to deliver the Records to Reinsurer on the Closing Date without charge.

          (b) Reinsurer agrees that after delivery, the Liquidator, the Participating Association, and NOLHGA shall be entitled, at any reasonable time, to inspect, audit, and copy and otherwise to have access to any and all Records and all other records and files of Reinsurer relating to the Transferred Policies. Reinsurer also agrees that the Liquidator and the Participating Association may retain the originals of any Records necessary to pursue claims against third parties until the claims are tried and a final nonappealable judgment is obtained or the claims are otherwise settled, but Reinsurer shall be entitled to receive copies of such Records. Reinsurer agrees to return any Records delivered to Reinsurer but not relating to the Policies listed on Exhibit A to the Liquidator and the Participating Associations without charge. Reinsurer agrees not to destroy any Records for seven years without the prior written consent of the Liquidator and NOLHGA which will not be unreasonably withheld.

1.1            Section   Delivery .  Any and all Records coming
into the possession of the Company, the Liquidator, the Participating Association or NOLHGA after the Closing Date shall be delivered to Reinsurer without charge.

1.1            Section   No Representation or Warranty .
Reinsurer acknowledges that in entering into this Agreement it is relying solely on its own due diligence to assess and evaluate the Company's business, the information contained in the Request for Proposals and the information provided in connection with the bid process. The Liquidator, NOLHGA and the Participating Association make no warranties or representations that the Records are accurate or complete and, except as set forth in
Section 2.7 as to the Company, Reinsurer hereby releases the Company, NOLHGA and the Participating Association from any liability whatsoever relating to the accuracy or completeness of the Records.
1.2
1.3
2         Article
Collection Fees and Commissions    Article
Collection Fees and Commissions

1.1            Section   Collection Fees .  In order to
compensate fairly Debit Agents for their labor in collecting renewal premiums on the Transferred Policies that are insurance policies with respect to which the Company did not bill through any of the following means: (a) mailed premium notices,
(b) payroll deduction, or (c) pre-authorized bank draft (the "Debit Business"), the Liquidator agrees to pay to Debit Agents premium collection fees on the same basis and in an amount equal to 100% of the percentage of premium amount as have been made historically by the Company for renewal commissions on premiums collected by Debit Agents from May 10, 1999 through June 28, 1999 on the Debit Business. The Participating Association agrees to pay to Debit Agents premium collection fees on the same basis and in an amount equal to 100% of the percentage of premium amounts as have been made historically by the Company for renewal commissions on premiums collected by Debit Agents on June 29, 1999 on the Debit Business. From and after the Effective Date, Reinsurer agrees to pay to Debit Agents premium collection fees in an amount equal to 100% of renewal commissions for such Debit Agents, as set forth on a schedule maintained by the Company as in effect on the Effective Date, provided no amounts shall be owed to any Debit Agent until he or she enters into a collection agreement with Reinsurer.
1.2
1.3            Section   Commissions .  Except as set forth in
Section 9.1, Reinsurer, NOLHGA, and the Participating Association do not assume hereby any legal obligation of the Company with respect to commissions, service fees, and/or producer compensation under third-party, independent contractor, producer agent or broker commission contracts or administrative contracts between the Company and third persons in connection with premiums paid or to be paid on the Transferred Policies or administration for the Transferred Policies ("Commissions").
1.4
1.5
2         Article Litigation  Article Litigation

          Each party shall make all reasonable efforts to defend and oppose any litigation that could adversely affect its performance of this Agreement. If any court of competent jurisdiction enjoins or otherwise orders or decrees (preliminarily or otherwise) that the Company, NOLHGA, the Participating Association or the Reinsurer shall not perform any or all of its obligations under this Agreement, the other parties shall be relieved from performing any of their respective obligations hereunder, for however long as the injunction, order, or decree is in effect, to the extent that performance of any obligation would violate the injunction, order, or decree. The parties, including the party against which the injunction, order, or decree is entered, shall make all reasonable efforts, each at its own expense or pro rata if joint action is taken, to have the injunction, order, or decree dissolved and set aside. If the injunction, order or decree enjoins a party from performing one or more of its material obligations hereunder, and if such injunction, order or decree is not set aside or dissolved within 45 days of its issuance, then a party for whose benefit the enjoined obligations were to be performed may terminate its future performance obligations under the Agreement to the extent they are for the benefit of the enjoined party, and upon such termination, the enjoined party shall be released from its future performance obligations under the Agreement to the extent they are for the benefit of the terminating party.


1         Article Termination Article Termination

1.1            Section   Duration .  Except as otherwise provided
in Article X, this Article XI, or by a written agreement signed by the Company, NOLHGA and Reinsurer, none of the parties may terminate this Agreement, which shall remain in full force and effect until all of the liabilities reinsured and assumed hereunder have been discharged or have otherwise expired.

1.1            Section   Failure to Satisfy Conditions Precedent
 . The Company, NOLHGA and Reinsurer may terminate this Agreement by giving written notice to each other if any condition precedent to their respective obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date. NOLHGA may also terminate this Agreement on behalf of the Participating Association if any condition precedent to the Participating Association's obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date.
1.2

1         Article Representations and Warranties of the Company
Article Representations and Warranties of the Company

          The Liquidator, on behalf of the Company, represents and warrants that:

1.1            Section   Actions and Proceedings .  Except as
disclosed to Reinsurer and NOLHGA by the Liquidator in writing prior to Closing, there are no pending actions, suits or proceedings known to the Liquidator which could materially and adversely affect the transactions contemplated under this Agreement, except for the Company's liquidation proceeding pending in the Court.

1.1            Section   Organization and Standing .  The Company
is duly incorporated and validly existing under the laws of the State of Mississippi, but subject to the supervision of the Court under Mississippi Code Ann. 83-24-1 et seq. The Company was prior to June 29, 1999, licensed to transact insurance business in eight jurisdictions and all other jurisdictions in which the Policies were originally issued.
1.2
1.3            Section   Title to Company Assets .  The Company,
by and through the Liquidator, has good and marketable title to the Company Assets intended to be transferred to Reinsurer under this Agreement free and clear of the claims of any other person or entity.
1.4
1.5            Section   Validity .  Subject to the approval by
the Court as contemplated by Section 16.2(a), this Agreement is a valid and binding obligation of the Company and of the Liquidator. The Liquidator has been duly appointed by the Court and is authorized to execute this Agreement under applicable Mississippi law.
1.6
1.7            Section   Survival of Representations and
Warranties . The respective representations and warranties of the Company contained in this Article XII and elsewhere in this Agreement shall survive for a period of one year after the Closing Date.
1.8
1.9
2         Article Representations and Warranties of NOLHGAand the
Participating Association     Article Representations and
Warranties of NOLHGAand the Participating Association

          Section 13.1  NOLHGA's Representations and Warranties .
NOLHGA
hereby represents and warrants that:

          (a) Membership. The membership of NOLHGA includes the Affected Guaranty Association. NOLHGA is duly organized, validly existing and in good standing as a non-stock corporation under the laws of Virginia.

                    (b)  Authority.  NOLHGA has all requisite
               power and authority necessary to
     execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its obligations thereunder.

                    (c)  Validity.  This Agreement is a legal,
               valid and binding obligation of
     NOLHGA, enforceable against it in accordance with its terms.

          Section 13.2  Participating Association's
Representations and Warranties .
The Participating Association hereby represents and warrants, that:

                              (a)  Membership.    The
                         Participating Association is a member of NOLHGA
     and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

                              (b)  Authority.     The
                         Participating Association has all
                         requisite power and
     authority necessary to execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its respective obligations thereunder.

                    (c)  Validity.     This Agreement and any
               promissory note of the Participating
     Association issued in connection therewith are legal, valid and binding obligations of the Participating Association, enforceable against the Participating Association in accordance with their terms.

          Section 13.3  Survival of Representations and
Warranties . The representations and warranties of NOLHGA and the Participating Association contained in this Article XIII and elsewhere in this Agreement shall expire at Closing and shall not survive thereafter.


1         Article Representations and Warranties of Reinsurer
Article Representations and Warranties of Reinsurer

          Reinsurer hereby represents and warrants that:

1.1            Section   Organization and Existence .  Reinsurer
is a Wisconsin-domiciled life insurance company which is (a) duly incorporated, validly existing, and in good standing under the corporate and insurance laws of the State of Wisconsin, and
(b) licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia. Reinsurer has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease, and operate its properties.
1.2
1.3            Section   Corporate Authority .  The execution of
this Agreement and the consummation of the transactions contemplated by this Agreement have been approved by all necessary corporate action.
1.4
1.5            Section   Qualification and Power .  Reinsurer is
duly qualified and in good standing to do business in every jurisdiction in which such qualification is necessary because of the nature of its business or of the properties owned, leased, or operated by it.
1.6
1.7            Section   Validity; No Violation .  This Agreement
is a legal, valid and binding obligation of Reinsurer, enforceable against it in accordance with its terms and conditions. Neither the execution and delivery of this Agreement, nor Reinsurer's compliance with any of the provisions of this Agreement, will:
1.8
1.9            (a)   conflict with or result in a breach of any
provision of the Articles of Incorporation or Bylaws of Reinsurer, or result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions, or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which Reinsurer is a party or by which it may be bound;
1.10
1.11           (b)   violate any judgment, order, writ,
injunction, or decree of any court, administrative agency, or governmental body applicable to Reinsurer or to any of its properties or assets;
1.12
1.13           (c)   cause, or give any person grounds to cause
(with or without notice, the passage of time, or both), the maturity of any liability of Reinsurer to be accelerated or increased; or
1.14
1.15           (d)   conflict with or result in a violation of
any applicable state insurance law or regulation.
1.16
1.17           Section   Financial Statements .  True and
complete copies of Reinsurer's (a) most recent quarterly financial statement, as certified by the President and Chief Financial Officer of Reinsurer, (b) most recent National Association of Insurance Commissioners Convention Blank Annual Statement, as filed with the various state insurance commissioners and (c) 1998 year-end audited financial statements (collectively, the "Financial Statements") have been provided by Reinsurer to the Liquidator and to NOLHGA. The Financial Statements have been prepared in accordance with the accounting practices prescribed or permitted by the Wisconsin Department of Insurance and the National Association of Insurance Commissioners in a manner consistent with prior periods and fairly present the financial results of Reinsurer's operations for the periods ended on the dates indicated.
1.18
1.19           Section   Absence of Undisclosed Liabilities .
Except for liabilities and obligations in the ordinary course of Reinsurer's business that are not material to its business or financial condition, Reinsurer has no liabilities or obligations of any nature (matured or unmatured, fixed or contingent) that are not provided for in the Financial Statements. All reserves established by Reinsurer and set forth in the Financial Statements are adequate to the best of Reinsurer's knowledge. 1.20
1.21           Section   No Material Change .  There has been no
material adverse change to the financial condition of Reinsurer since the preparation of the Financial Statements.
1.22
1.23           Section   Information Included in RFP .  The
information submitted by Reinsurer to the Liquidator and to NOLHGA as part of the Request for Proposal process that culminated in this Agreement was true and accurate in all material respects when submitted, and there has been no material change in the information since its submission.
1.24
1.25           Section   Year 2000 Compliant.   Information
technology used by Reinsurer and any consultants, contractors and/or third party administrators that may or will provide any services in connection with the Transferred Policies is "Year 2000 Compliant." Information technology shall be considered Year 2000 Compliant only if (i) the occurrence in or use by that system of any dates before, on or after January 1, 2000 ("Millennial Dates") does not adversely affect that system's performance, including, without limitation, performance with respect to date-dependent data, computations, output, or other functions, and (ii) that system creates, stores, processes and outputs information related to or including Millennial Dates without errors or omissions.
1.26
1.27           Section   Survival of Representations and
Warranties . The representations and warranties of Reinsurer contained in this Article XIV and elsewhere in this Agreement shall survive the Closing until all of the liabilities reinsured and assumed under Article II have been discharged or have otherwise expired.
1.28
1.29
2         Article Approvals   Article Approvals

1.1            Section   Regulatory Approvals .  Within 20 days
after the Contract Date (i) Reinsurer shall file, to the extent required by law, or furnish a copy of the Assumption Certificate described in Section 3.1 and (ii) Reinsurer or the Participating Association, as applicable, shall file, to the extent required by law, or furnish a copy of this Agreement with the Department of Insurance in each state or the District of Columbia in which a holder of the Transferred Policy had an address of record. If a Department of Insurance in any such jurisdiction advises the parties prior to Closing that the Department's approval of the Assumption Certificate is required by the law of the Department's jurisdiction and that the Department has disapproved the Assumption Certificate, the Policies affected by the disapproval shall not be reinsured or assumed by Reinsurer as of the Effective Date except as provided in this Section. The parties shall cooperate in their efforts to obtain such Department's approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Association by (i) Closing, or (ii) 30 days after receipt of the notice of disapproval, whichever is later. If such approval is obtained, the affected Policies shall be transferred to Reinsurer as of the Effective Date. If such approval is not obtained, the Covered Obligations under the affected Policies, along with the Company Assets that are allocable to the Covered Obligations, shall be transferred to the Participating Association. If a Department of Insurance in any jurisdiction where holders of Transferred Policies reside advises Reinsurer after Closing that Department approval of the Assumption Certificate is required by the law of that jurisdiction and that the Department has disapproved the Assumption Certificate, the parties shall cooperate in an effort to obtain the necessary approval. If, however, Department of Insurance approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Association is not obtained within 30 days after receipt of the Department's notice of disapproval, then Reinsurer shall (x) transfer the Covered Obligations in that jurisdiction to the Participating Association along with the Company Assets and the Guaranty Assets allocable to those Policies as described in Sections 4.1 and 4.2 of this Agreement or (y) make other arrangements that are mutually acceptable to the affected parties.

1.1            Section   Cooperation .  The parties shall assist
and cooperate with each other by making all reasonable efforts to seek and obtain the foregoing and any other approvals the Company, NOLHGA and Reinsurer agree are necessary or advisable. Any expenses in connection with such approvals shall be borne by Reinsurer.
1.2
1.3            Section   Licensing.  Reinsurer shall take all
appropriate steps to obtain from the Mississippi Commissioner of Insurance an amendment to its Mississippi privilege license to include the lines of business being assumed under this Agreement. 1.4
1.5
2         Article Closing     Article Closing

1.1            Section   Time and Location .  The closing of the
transactions contemplated by this Agreement ("Closing") shall take place no later than at 10:00 a.m. Eastern Standard Time, on the 11th day following the last to occur of the Conditions Precedent to Closing listed in Section 16.2 at the offices of the Company, or at such other date, time, and location as NOLHGA, Reinsurer, and the Liquidator shall all agree ("Closing Date").

1.1            Section   Conditions Precedent to Closing .  The
respective obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions in addition to any conditions elsewhere specified in this Agreement. The Company, NOLHGA (on its own behalf and on behalf of the Participating Association) and Reinsurer may waive in writing any or all of these conditions in whole or in part, but no waiver of a condition will constitute a waiver by that party of any other condition. The closing of the transactions contemplated by this Agreement will be deemed a waiver of the preconditions by the parties.
1.2
1.3            (a)  The Court shall have entered an order that
(i) approves the terms and conditions of and the transactions contemplated by this Agreement, (ii) acknowledges that NOLHGA, the Participating Association and Reinsurer have no obligation to pay Commissions in connection with the Transferred Policies, and
(iii) authorizes the transfer by the Liquidator of the Company Assets to Reinsurer free and clear of any claims or liens.
1.4
1.5 (b) All regulatory approvals required or otherwise agreed by the parties to be necessary to carry out the transactions contemplated by this Agreement have been obtained; provided, it is understood that pursuant to Section 15.1 certain required approvals may not have been obtained as of the Closing. 1.6
1.7 (c) All representations and warranties made by any party in this Agreement shall be true and correct in all material respects as of the Closing Date as if made at the Closing, except for changes in the usual and ordinary course of business that, individually or in the aggregate, do not affect materially the financial condition, business, or prospects of the party that made the representation or warranty that has changed. No party may avoid its obligations under this Agreement by asserting that its own representations and warranties are not true and correct in all material respects as of the Closing Date. 1.8
1.9 (d) There shall not exist any temporary restraining order, preliminary or permanent injunction, final judgment, law, or regulation prohibiting the consummation of this Agreement or, to the knowledge of any party, any pending litigation by any governmental authority or private party prohibiting or seeking to prohibit the consummation of this Agreement.
1.10
1.11 (e) All obligations of the parties hereunder to be performed on or before the Closing Date shall have been performed.
1.12
1.13 (f) Reinsurer shall have provided evidence satisfactory to NOLHGA that Reinsurer has received a capital contribution of not less than $15 million, which shall consist of cash, cash equivalents and/or investment grade assets and shall not be subject to repayment pursuant to a surplus note or similar instrument.
1.14
1.15           Section   Deliveries of Reinsurer .  At the
Closing, Reinsurer shall deliver or cause to be delivered to the Company and NOLHGA the following documents:
1.16
1.17 (a) A certificate executed by the President and Chief Financial Officer of Reinsurer (or other authorized officers) that the representations and warranties of Reinsurer as set forth in this Agreement are true and correct as of the Closing Date and that there has been no material adverse change in the financial condition of Reinsurer since the Contract Date. 1.18
1.19 (b) Copies of corporate resolutions authorizing the execution, delivery, and performance of this Agreement by Reinsurer, certified by the Secretary or an Assistant Secretary of Reinsurer.
1.20
1.21           Section   Deliveries of NOLHGA and the
Participating Association . At the Closing, NOLHGA and the Participating Associations shall, as appropriate, deliver or cause to be delivered to Reinsurer the following documents:
1.22
1.23 (a) An accounting in contract level detail as to the Transferred Policies, including a listing of the Transferred Policies and the payment obligations thereunder, which are being reinsured and assumed by Reinsurer.
1.24
1.25 (b) The Guaranty Assets calculated in accordance with Exhibit C, as revised or adjusted pursuant to this Agreement.
1.26
1.27           (c)  The Participating Association Certificate.
1.28
1.29 (d) A certificate of an authorized officer of NOLHGA that all representations and warranties of NOLHGA as set forth in this Agreement are true and correct in all material respects as of the Closing Date.
1.30
1.31           Section   Deliveries of the Company .  At the
Closing, the Company shall deliver or cause to be delivered to Reinsurer and NOLHGA the following:
1.32
1.33           (a)   An Order of the Court approving the terms
and conditions of this Agreement, as contemplated by
Section 16.2(a).

          (b) The Company Assets calculated in accordance with Exhibit C, as revised or adjusted pursuant to this Agreement, including those Company Assets listed on Exhibit D.

1         Article Miscellaneous Provisions   Article
Miscellaneous Provisions

1.1            Section   Amendment .  This Agreement may be
amended only by a writing executed by the Company, NOLHGA and Reinsurer. Notwithstanding the foregoing, (i) the Participating Association shall have the right to approve any amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association and (ii) the Court must approve any amendment which is reasonably expected to result in a reduction in policyholder benefits.

1.1            Section   Appointment of NOLHGA .  The
Participating Association
1.2 hereby authorizes NOLHGA to act as the agent of the Participating Association for purposes of receiving all notices required or permitted to be given under this Agreement and to execute this Agreement and any ancillary agreements necessary to implement this Agreement. The Participating Association also hereby authorizes NOLHGA to negotiate on behalf of and bind the Participating Association to modifications and amendments to this Agreement; except the Participating Association shall have the right to approve any modification or amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association.

1.1            Section   Assignment .  No party may assign, prior
to the Closing, this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the Company, NOLHGA and Reinsurer.
1.2
1.3            Section   Broker Fees .  Each party hereby
represents and warrants that it has not taken any action that would impose on any other party hereto liability for payment of any broker, finder, or similar fee in connection with the origin, negotiation, execution, or performance of this Agreement.
1.4
1.5            Section   Cooperation .  The parties agree that
they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as may be required to carry out effectively the intent of this Agreement and the orderly transfer of administration of the Transferred Policies.
1.6
1.7            Section   Counterparts .  This Agreement may be
executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
1.8
1.9            Section   Entire Agreement; Merger .  This
Agreement constitutes the entire understanding of the parties pertaining to the subject matter contained in this Agreement and supersedes all prior oral and written agreements, representations, and understandings of the parties.

1.1            Section   Exhibits .  All Exhibits are hereby
incorporated by reference into this Agreement as if they were set forth at length in the text of this Agreement.
1.2
1.3            Section   Expenses .  Each party shall pay all of
its own costs, fees, and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement; provided, however, that the expenses of NOLHGA and the Participating Association shall be treated by the Liquidator of the Company as Class 1 administrative expenses under Mississippi Code Ann. 83-24-83.

1.1            Section   Governing Law .  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Mississippi notwithstanding any state's choice of law rules to the contrary; provided, however, that any application or interpretation of the governing statute of the Participating Association shall be made in accordance with the laws of Mississippi solely by a court in Mississippi.
1.2
1.3            Section   Headings .  The captions and headings of
the Articles and sections of this Agreement are included for purposes of convenient reference only and shall not affect the construction or interpretation of this Agreement.
1.4
1.5            Section   Jurisdiction .  Subject to
Section 17.10, each party hereby consents to the exclusive jurisdiction of the Court to resolve any and all disputes among the parties arising out of or related, directly or indirectly, to this Agreement or any of the transactions contemplated hereby, and further covenants not to sue any other party in connection with such a dispute except in the Court. The parties further agree that service of process shall be effective if sent by certified or registered mail, return receipt requested, to the addresses shown in Section 17.13 of this Agreement.
1.6
1.7            Section   Notices .  Any notice made pursuant to
this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered personally or by facsimile transmission; on the day after transmittal, if sent by overnight delivery service; or on the third day after mailing, if mailed by certified mail, return receipt requested. Any notice must be properly addressed as follows:
1.8
(a)            The Company and/or the Liquidator:
               Betty Cordial
               Deputy Liquidator
               Family Guaranty Life Insurance Company
               Vista Consulting Group
               328 West Valley Avenue
               Birmingham, AL  35208
               Fax: (205) 941-1716

               Copy to:  Charles G. Copeland
                         Copeland, Cook, Taylor & Bush, P.A.
                         200 Concourse, Suite 200
                         1062 Highland Colony Parkway
                         Ridgeland, MS  39158
                         Fax: (601) 856-7626

                                   Copy to:  Commissioner George
                         Dale
                         Mississippi Department of Insurance
                         Walter Sillers Building, 18th floor
                         550 High Street
                         Jackson, MS  39201
                         Fax:  (601) 359-1951

(a)            NOLHGA:

               National Organization of Life and
               Health Insurance Guaranty Associations
               13873 Park Center Road, Suite 329
               Herndon, Virginia  20171
               Attn:  Peter G. Gallanis
               Fax:  (703) 481-5209

               Copy to:  Charles T. Richardson
                         Baker & Daniels
                         300 North Meridian Street
                         Suite 2700
                         Indianapolis, IN  46204
                         Fax:  (317) 237-1000

(a)            Participating Association:

               To the address shown on Exhibit H.

(a)            Reinsurer:

               Madison National Life Insurance Company, Inc.
               3601 Far West Blvd., Suite 200
               Austin, Texas 78731
               Attn:  Larry R. Graber, President
               Fax:  (512 ) 346-4610

               Copy to:  David T. Kettig
                         96 Cummings Point Rd.
                         Stamford, CT 06902
                         Fax:  (203) 348-3103

Any party to this Agreement may change the address to which notice is to be delivered under this Section 17.13 by delivering written notice to that effect to the Company, NOLHGA and Reinsurer, as appropriate, in accordance with this Section.

1.1            Section   Severability . In the event that any
provision or term of this Agreement shall be held by any court to be invalid, illegal or unenforceable, all the other provisions and terms shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if provisions or terms are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate this Agreement to carry out its original intent.
1.2
1.3            Section   Successors .  This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All parties acknowledge that the Liquidator may apply to the Court for a discharge in accordance with Mississippi Code Ann. 83-24-91 and that any obligations of the Liquidator under this Agreement shall cease upon such discharge.
1.4
1.5            Section   Waiver of Compliance .  The party for
whose benefit a warranty, representation, covenant, or condition is intended may in writing waive any inaccuracies in the warranties and representations contained in this Agreement or waive compliance with any of the covenants or conditions contained herein and so waive performance of any of the obligations of the other parties and any defaults under this Agreement. A waiver shall not affect or impair, however, the waiving party's rights with respect to any other warranty, representation, or covenant or any default hereunder not specifically waived, nor shall any waiver constitute a continuing waiver. Notwithstanding the foregoing, only NOLHGA shall be required to give any such waiver on behalf of any or all Participating Associations.
1.6
1.7            Section   Assignment; Assumption Reinsurance .
Without the prior written consent of the Liquidator, the Mississippi Insurance Commissioner and NOLHGA during the two-year period commencing on the Closing Date, Reinsurer may not assign any or all of the Policies or enter into an assumption reinsurance agreement with respect to any or all of the Policies. Nothing in this Agreement waives the obligation of Reinsurer to comply with any regulatory requirements in existence at the time of a subsequent assignment or assumption reinsurance agreement.

1.1            Section   No Third Party Beneficiaries .  Nothing
contained herein, express or implied, is intended to confer any rights or remedies on any persons other than the parties to this Agreement. In addition, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party to this Agreement.
1.2
1.3            Section   Hart-Scott-Rodino .  The Company,
Reinsurer, NOLHGA and the Participating Association agree to cooperate to determine whether any notification is required under the Hart-Scott-Rodino Antitrust Improvement Act, 15 U.S.C. 18a. In the event the parties mutually determine that a notification under such Act is required to be made, the parties will further cooperate to prepare and file the necessary notifications.
1.4
1.5            Section   Policyholder Communications .  In
addition to the requirements of Section 3.2, through and including the Closing Date, each of the parties shall obtain prior approval of the other parties, which approval shall not be unreasonably delayed or withheld, with respect to any communications with a substantial portion of the holders of the Policies. If a party seeks such approval from the other parties and the other parties do not disapprove of such proposed disclosure within 5 days (or such lesser period as may be required in connection with the public company reporting obligations of Reinsurer's parent company), the disclosure is deemed approved. This Section 17.20 shall not preclude any party's communication with the Court or response to a request by any holder of a Policy for the verification of records or data concerning such person's Policy.
1.6
1.7            Section   Risk Based Capital .  During the
duration of this Agreement, Reinsurer shall at all times maintain a risk based capital level equal to or greater than 200% of Reinsurer's company action level.
1.8
1.9
2    Article Excess Policies and Statutory DepositsArticle Excess
                 Policies and Statutory Deposits

1.1            Section   Excess Policies .
1.2
          (a) Certain of the Policies that give rise to Covered Obligations contain payment obligations in excess of the obligations imposed by state law on the Affected Guaranty Association. The payment obligations for these Excess Policies will be divided into two portions: (i) the Covered Obligations, and (ii) the Excess Obligations, or that portion of the payment obligations that is in excess of the Covered Obligations. With respect to the Covered Obligations, the Company shall transfer Company Assets sufficient to cover its early access obligations in accordance with the other terms and conditions of this Agreement, and the Participating Association shall fund the remaining portion of the Covered Obligations with Guaranty Assets transferred pursuant to this Agreement. As to the Excess Obligations, the Company shall transfer Company Assets in the same proportion as is transferred to cover its early access obligations to pay the Covered Obligations when such become available and payable. The Participating Association shall have no obligation to make any payment of Guaranty Assets on account of the Excess Obligations. As of the Effective Date, Reinsurer shall impose a lien on each Excess Policy to account for the unfunded portion of the Excess Obligations.

          (b) The Liquidator shall have the right after the Closing Date to make subsequent distributions to Reinsurer and to the Participating Association as a result of recoveries from legal actions or otherwise. Distributions allocable to the Covered Obligations shall be made directly to the Participating Association to offset the earlier payment of Guaranty Assets. Distributions allocable to the Excess Obligations shall be paid to Reinsurer, which shall use those funds to reduce any existing liens on Excess Policies. If the Excess Policy has been surrendered or otherwise terminated on the date of such distribution, Reinsurer shall make the distribution directly to the last known address of the former owner of the Excess Policy. If a former owner of the Excess Policy no longer lives at the last known address according to Reinsurer's records, Reinsurer shall follow its normal and ordinary procedure to locate the former owner of the Excess Policy and, failing to do so, shall follow its normal and ordinary escheat procedures with respect to the subsequent distributions.


          IN WITNESS WHEREOF, the Company, NOLHGA and Reinsurer have caused their duly authorized representatives to execute this Agreement on the date above noted.


                              FAMILY GUARANTY LIFE INSURANCE COMPANY,
                              in Liquidation, by and through its
                              Liquidator


                              By:  /s/ George Dale
                                   -----------------------------
                                   George Dale, Liquidator


                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


                              By:  /s/ Peter G. Gallanis
                                   -----------------------------
                                   Peter G. Gallanis, President



                              MADISON NATIONAL LIFE INSURANCE
                              COMPANY, INC.


                              By:  /s/ Larry R. Graber
                                   ------------------------------
-
                                   Larry R. Graber, President

                                                        Exhibit E

                         PROMISSORY NOTE

$____________________    _______________, 1999


          For Value Received, the undersigned
_________________________ Association ("Maker"), promises to pay to the order of Madison National Life Insurance Company, Inc. ("Holder") the principal sum of _________________________ Dollars ($__________), with interest on the balance of the principal remaining unpaid from time to time at the rate of seven and one-quarter percent (7-1/4%) per annum until such principal is paid.

1. Payment of principal and interest shall be made as follows:
2.
     (a) The entire balance of unpaid principal and all accrued and unpaid interest calculated from the Closing Date shall be due and payable on _______________.

     (a) Payment shall be made to Holder at _______________, or at such other address as Holder shall designate.

1. Failure by Maker to pay or perform any of its obligations under this Promissory Note shall be a default hereunder and under the Assumption Reinsurance Agreement dated October __, 1999 among Family Guaranty Life Insurance Company, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company. Notwithstanding any other provisions of this Promissory Note, if Maker fails to make a payment of principal or interest (the "Default Amount") when due and does not cure such failure within _____ business days of receiving written notice of such failure from Holder, then the Covered Obligations (as that term is defined in the Assumption Reinsurance Agreement) as to which this Promissory Note was made shall be reduced by the principal amount of such Default Amount. The Default Amount shall revert back and be a direct liability of Maker to the holder of a Transferred Policy, and this Promissory Note shall be deemed reduced, without further action on the part of Maker or Holder by the Default Amount and with (a) appropriate revisions and adjustments made in accordance with Article IV and
Section 6.2 of the Assumption Reinsurance Agreement, and
(b) appropriate notification by Holder to each holder of a
Transferred Policy.
2.
3. Maker waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Promissory Note, and consents that Holder may extend the time of payment or otherwise modify the terms of payment of any part of the whole of the debt evidenced by this Promissory Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person.
4.
1.   5.             Maker agrees to pay all costs of collection,
including reasonable attorneys' fees, in case the principal of this Promissory Note or any payment on the principal or any interest thereon is not paid at the respective maturity, thereof. 6.
7.             Maker reserves the right to prepay this Promissory
Note in full or in part at any time without any premium or penalty. Any such prepayment shall be applied first to interest, then to reduce the principal balance.
8.
9. This Promissory Note shall be construed under the laws of the State of _______________[Insert Maker's State].
10.
11. The covenants of Maker and Holder contained in this Promissory Note shall be binding upon and inure to the benefit of their respective successors and assigns.
12.
          IN WITNESS WHEREOF, the undersigned Maker has caused this Promissory Note to be executed the day and year first above written.


                              ____________________ Association
                              "MAKER"


                              By:  ______________________________

                              Its: ______________________________


                                                        Exhibit G


        NOLHGA CERTIFICATION OF PARTICIPATING ASSOCIATION

          The National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") hereby certifies that, pursuant to NOLHGA's bylaws and Members' Participation Council Rules and Procedures, the following state life and health insurance guaranty association has elected to participate in the Assumption Reinsurance Agreement dated October __, 1999, among Family Guaranty Life Insurance Company, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company, Inc. and has, therefore, become a Participating Association:











                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


Date _______________               By
______________________________
                                   [Authorized Officer]




              PARTICIPATING ASSOCIATION CERTIFICATE

          The ______________________________ Association (the
"Participating Association") hereby confirms its agreement to become a Participating Association under the Assumption Reinsurance Agreement ("Agreement") dated October 28, 1999, among Family Guaranty Life Insurance Company, in Liquidation ("the Company"), the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA"), and Madison National Life Insurance Company, Inc. ("Reinsurer"). In so doing, the Participating Association states as follows:

          1. Pursuant to the bylaws of the Participating Association and of NOLHGA, and the Rules and Procedures of NOLHGA's Members' Participation Council, the Participating Association has elected to participate in the Agreement and hereby affirmatively agrees to abide by and be bound by the terms of the Agreement. The Participating Association agrees to inform NOLHGA on or prior to the Closing Date of any change after the date of this Certificate that would render the representations and warranties not true.

          2. All representations and warranties of the Participating Association contained in the Agreement are true as of the date of this Certificate.

          3.   The Participating Association hereby informs the
Liquidator and Reinsurer that any notices and all other matters of communication from the Liquidator or Reinsurer to the Participating Association about the Agreement or this Certificate should be sent to the Participating Association at:

                    ______________________________
                    ______________________________
                    ______________________________
                    ______________________________
                    Telephone:
                    Fax:


                    Name of Association:
__________________________


Date:     _______________     By:
_________________________________________
                           Printed:
                           Title:





                ASSUMPTION REINSURANCE AGREEMENT

                              among

            NATIONAL ORGANIZATION OF LIFE AND HEALTH
                 INSURANCE GUARANTY ASSOCIATIONS

                               and

               Participating State Life and Health
                 Insurance Guaranty Associations

                               and

   FRANKLIN PROTECTIVE LIFE INSURANCE COMPANY, IN LIQUIDATION

                               and

          MADISON NATIONAL LIFE INSURANCE COMPANY, INC.


                     Dated  October 28, 1999


                        TABLE OF CONTENTS

                                                             Page

Recitals  1

Article I Definitions    2

Article II     Reinsurance and Assumption of Transferred Policies
          4
          Section 2.1  Transfer and Ceding   4
          Section 2.2  Standard of Performance; Liability   4
          Section 2.3  Defenses    5
          Section 2.4  Third-Party Reinsurance Agreements   5
          Section 2.5  Policy Reinstatement  6
          Section 2.6  Effect of Liquidation 6
          Section 2.7  The Company's Liabilities  6
          Section 2.8  Participating Associations' Liabilities
          6

Article III    Assumption Certificate   7
          Section 3.1  Form of Assumption Certificate  7
          Section 3.2  Delivery of Assumption Certificates  7

Article IV     Transfer of Assets  7
          Section 4.1  Company Assets   7
          Section 4.2  Guaranty Assets  8
          Section 4.3  Preparation of and Revisions to Exhibit C
          8
          Section 4.4  Adjustments 9
          Section 4.5  Early Access Distributions 9
          Section 4.6  Return of Company and Guaranty Assets
          9

Article V Participation by Affected Guaranty Associations   10
          Section 5.1  Delivery of Agreement to Associations
          10
          Section 5.2  Participating Associations 10

Article VI     Accounting Procedures    10
          Section 6.1  Notice and Correction of Errors 10
          Section 6.2  Final Accounting 11

Article VII    Premiums and Other Receipts   11
          Section 7.1  Transfer of Receipts  11
          Section 7.2  Bank Drafts 11
          Section 7.3  Collections 11

Article VIII   Records   12
          Section 8.1  Access 12
          Section 8.2  Delivery    12
          Section 8.3  No Representation or Warranty   12

Article IX     Collection Fees and Commissions    12
          Section 9.1  Collection Fees  12
          Section 9.2  Commissions 13

Article X Litigation     13

Article XI     Termination    14
          Section 11.1  Duration   14
          Section 11.2  Failure to Satisfy Conditions Precedent
          14

Article XII    Representations and Warranties of the Company
          14
          Section 12.1  Actions and Proceedings   14
          Section 12.2  Organization and Standing 14
          Section 12.3  Title to Company Assets   14
          Section 12.4  Validity   14
          Section 12.5  Survival of Representations and
          Warranties     15

Article XIII   Representations and Warranties of NOLHGA
          and the Participating Associations 15
          Section 13.1  NOLHGA's Representations and Warranties
          15
                              Section 13.2  Participating
               Associations' Representations and Warranties 15
          Section 13.3  Survival of Representations and
          Warranties     16

Article XIV    Representations and Warranties of Reinsurer  16
          Section 14.1  Organization and Existence     16
          Section 14.2  Corporate Authority  16
          Section 14.3  Qualification and Power   16
          Section 14.4  Validity; No Violation    16
          Section 14.5  Financial Statements 17
          Section 14.6  Absence of Undisclosed Liabilities  17
          Section 14.7  No Material Change   17
          Section 14.8  Information Included in RFP    17
          Section 14.9  Year 2000 Compliant. 17
          Section 14.10  Survival of Representations and
          Warranties     17

Article XV     Approvals 18
          Section 15.1  Regulatory Approvals 18
          Section 15.2  Cooperation     18
          Section 15.3  Licensing  18

Article XVI    Closing   19
          Section 16.1  Time and Location    19
          Section 16.2  Conditions Precedent to Closing     19
          Section 16.3  Deliveries of Reinsurer   20
          Section 16.4  Deliveries of NOLHGA and the
          Participating Associations    20
          Section 16.5  Deliveries of the Company 20

Article XVII   Miscellaneous Provisions 21
          Section 17.1  Amendment  21
          Section 17.2  Appointment of NOLHGA     21
          Section 17.3  Assignment 21
          Section 17.4  Broker Fees     21
          Section 17.5  Cooperation     21
          Section 17.6  Counterparts    21
          Section 17.7  Entire Agreement; Merger  22
          Section 17.8  Exhibits   22
          Section 17.9  Expenses   22
          Section 17.10  Governing Law  22
          Section 17.11  Headings  22
          Section 17.12  Jurisdiction   22
          Section 17.13  Notices   22
          Section 17.14  Severability   24
          Section 17.15  Successors     24
          Section 17.16  Waiver of Compliance     24
          Section 17.17  Assignment; Assumption Reinsurance 25
          Section 17.18  No Third Party Beneficiaries  25
          Section 17.19  Hart-Scott-Rodino   25
          Section 17.20  Policyholder Communications   25
          Section 17.21  Risk Based Capital  25

Article XVIII  Excess Policies and Statutory Deposits  25
          Section 18.1  Excess Policies 25
          Section 18.2  Statutory Deposits   26


Exhibits

A    List of Policies

B    Form Assumption Certificate

C    Calculation of Company Assets and Guaranty Assets

D    List of Company Assets
E    Form Promissory Note

F    Adjustment of Payments For Transactions After Effective Date

G    List of NOLHGA's Members That Are Affected Guaranty
     Associations

H    NOLHGA Certification of Participating Associations

I    Participating Association Certificate

J    Included Treaties


                ASSUMPTION REINSURANCE AGREEMENT


          This Assumption Reinsurance Agreement ("Agreement") entered into on October 28, 1999, is among the National Organization of Life and Health Insurance Guaranty Associations, a Virginia non-stock corporation ("NOLHGA"), NOLHGA's members that have elected to participate in this Agreement in accordance with NOLHGA's participation procedures described in Article V below ("Participating Associations"), Franklin Protective Life Insurance Company, in Liquidation ("the Company"), and Madison National Life Insurance Company, Inc. ("Reinsurer").


                            Recitals

A. The Company is a Mississippi-domiciled life insurance company, against which a Final Order of Liquidation and Finding of Insolvency was entered on June 29, 1999 (the "Liquidation Date") by the Chancery Court of the First Judicial District of Hinds County, Mississippi ("Court"), Cause No. G99-907, pursuant to Mississippi Code Ann. 83-24-1 et seq. Prior to the Final Order of Liquidation and Finding of Insolvency, the Company was licensed to do business in 8 states.

A. The Final Order of Liquidation and Finding of Insolvency declared the Company to be insolvent, ordered its liquidation, and appointed Mississippi Insurance Commissioner George Dale and his successors in office as Liquidator of the Company ("Liquidator"). Pursuant to the Final Order of Liquidation and Finding of Insolvency and Mississippi Code Ann. 83-24-35, the Liquidator acts for and on behalf of the Company and is vested by operation of law with title to all of the property, contracts, rights of action, books and records of the Company, is in possession of or is now acquiring the assets of the Company, and is administering them under the general supervision of the Court. The Liquidator is signing this Agreement on behalf of the Company and as a party thereto. Where this Agreement refers to obligations of the Company, those obligations are to be discharged on behalf of the Company by the Liquidator or those persons acting pursuant to the Liquidator's direction.
B.
C. In eight jurisdictions where policyholders of the Company reside, there are life and health insurance guaranty associations (collectively, the "Affected Guaranty Associations") that, as a result of the Final Order of Liquidation and Finding of Insolvency of the Company and subject to statutory conditions and limitations on coverage and applicability, assumed the Company's contractual obligations to policyholders who reside within the Affected Guaranty Associations' respective jurisdictions and, in the case of the domiciliary life and health guaranty association, in other jurisdictions ("Covered Obligations").
D.
E. As of the Effective Date of this Agreement, the Affected Guaranty Associations had in effect certain individual and group annuities, universal life policies and traditional level face amount whole life burial, excess interest whole life burial, and increasing face amount whole life burial policies, accident and health policies, policy riders including accidental death benefit, waiver of premium and child riders, and term products including group term, credit life, decreasing face amount, and annual or limited period renewable term policies and all other insurance policies or contracts as specified on a separately bound Exhibit A ("Policies"), which were issued by the Company and assumed on the Liquidation Date by the Affected Guaranty Associations. Since the Liquidation Date, the Affected Guaranty Associations have received or been entitled to receive premium on the Policies and have paid claims.

A. NOLHGA is a voluntary association of its members organized as a corporation. Its members consist of life and health insurance guaranty associations established by the laws of the states and other various jurisdictions of the United States of America, and include all of the Affected Guaranty Associations.
B.
C. Reinsurer is a Wisconsin-domiciled life insurance company licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia.
D.
E.             Pursuant to Mississippi Code
Ann. 83-24-41 (l) (j), the Liquidator may, in his discretion, use assets of an insurer that is under an order of liquidation to achieve a transfer of contractual obligations to a solvent assuming insurer, such as Reinsurer, if that transfer can be arranged without prejudice to applicable priorities under Mississippi Code Ann. 83-24-83.
F.
G. In accordance with the terms and conditions herein, each Affected Guaranty Association is hereby given the opportunity to agree to and participate in this Agreement so that its Covered Obligations, including its obligation to continue coverage, will be discharged through Reinsurer's reinsurance and assumption of the Policies on the Effective Date.
H.
I. NOW, THEREFORE, in consideration of the mutual benefits to be received by the parties and the mutual covenants and agreements contained herein, the parties agree that the recitals set forth above are adopted and made part of this Agreement and further agree as follows:
J.
K.
2         Article Definitions Article Definitions

          The following terms have the meanings set forth below or as indicated in the referenced sections:

(a)            The term "Accounting" has the meaning set forth in
Section 6.l.
(b)
(c) The term "Affected Guaranty Associations" has the meaning set forth in Recital C, as listed on Exhibit G.
(d)
(e) The term "Company" means Franklin Protective Life Insurance Company, in Liquidation.
(f)
(g) The terms "Company Assets" and "Guaranty Assets" mean the consideration to be transferred to Reinsurer from the Company and the Participating Associations as set forth in
Article IV.
(h)
(i) The terms "Closing" and "Closing Date" have the meanings set forth in Section 16.1.
(j)
(k)            The term "Commissions" has the meaning set forth
in Article XI.
(l)
(m) The term "Contract Date" means the date of execution of this Agreement as set forth in the first paragraph of this Agreement.
(n)
(o)            The term "Court" has the meaning set forth in
Recital A.
(p)
(q)            The term "Covered Obligations" has the meaning set
forth in Recital C.
(r)
(s) The term "Debit Agents" means those individuals who, as of the Closing Date, are identified on route lists maintained by the Company as remitting renewal premiums on Debit Business on a periodic basis.
(t)
(u)            The term "Debit Business" has the meaning set
forth in Section 9.1.
(v)
(w) The term "Default" means the failure of any Participating Association to make a required payment of principal or interest when due under any Promissory Note issued pursuant to
Section 4.2.
(x)
(y) The term "Defaulting Participating Association" means a Participating Association that is in Default.
(z)
(aa) The term "Defenses" means (a) any known or unknown, actual or contingent, rights, defenses, offsets, counterclaims, and cross-claims, and (b) any and all rights, limitations, terms, conditions, and provisions provided for in this Agreement relative to the assumption of the Policies.
(bb)
(cc) The term "Effective Date" means June 30, 1999, commencing at 12:01 a.m. Central Standard Time.
(dd)
(ee)           The term "Excess Obligations" has the meaning set
forth in Section 18.1.
(ff)
(gg)           The term "Excluded Policies" has the meaning set
forth in Section 5.2.
(hh)
(ii)           The term "Financial Statements" has the meaning
set forth in Section 14.5.
(jj)
(kk)           The term "Included Treaties" has the meaning set
forth in Section 2.4(a).
(ll)
(mm)           The term "Liquidation Date" has the meaning set
forth in Recital A.
(nn)
(oo)           The term "Liquidator" has the meaning set forth in
Recital B.
(pp)
(qq) The term "Participating Associations" has the meaning set forth in the introductory paragraph of this Agreement.
(rr)
(ss)           The term "Policies" has the meaning set forth in
Recital D.
(tt)
(uu) The term "Promissory Note" means a promissory note in the form of Exhibit E attached hereto issued pursuant to
Section 4.2.
(vv)
(ww) The term "Records" means all of the Company's paper and computer files, books, correspondence, records, and other documents relating to the Transferred Policies.
(xx)
(yy) The term "Transferred Policies" means any of the Policies that do not become Excluded Policies.
(zz)
(aaa)
2         Article                  Reinsurance and Assumption of
Transferred Policies     Article                  Reinsurance and
Assumption of Transferred Policies

1.1            Section   Transfer and Ceding .  Subject to the
terms and conditions of this Agreement, each Participating Association will transfer and cede, and Reinsurer will reinsure and assume, the Transferred Policies as of the Effective Date.

1.1            Section   Standard of Performance; Liability .
(a) From and after the Effective Date, Reinsurer shall be liable for the payment of benefits on the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and for handling all claims that are incurred on or after the Effective Date, except for those claims for which the Company or the Participating Associations shall be liable as identified in Sections 2.7 and 2.8, respectively. Reinsurer shall be liable for damages and shall defend at its own expense actions arising from (i) any act, error, or omission of Reinsurer or (ii) any inaccuracy or falsity of a representation or warranty made by Reinsurer under this Agreement. Reinsurer agrees to administer all claims on the Transferred Policies and to service and otherwise handle the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and with applicable state laws and regulations and in a manner consistent with the level of policyholder and administrative services provided by Reinsurer to its other direct policyholders and insureds.
1.2
1.3 (b) Reinsurer shall not be liable for the provision of any funeral-related goods or services except (i) as set forth in the Policies or (ii) as required by any statute, regulation, or other law pertaining to the sale of pre-need or pre-paid funeral goods or services that is applicable to the Company.
1.4
1.5 (c) Reinsurer shall not be liable for claims that are incurred prior to the Effective Date or for errors in the Records in existence on the Closing Date. With respect to accident and health claims on the Transferred Policies, Reinsurer shall not be liable for any claim incurred on or after the Effective Date if the claim incepted prior to the Effective Date. 1.6
1.7            Section   Defenses .  Subject to the terms and
conditions of this Agreement, Reinsurer shall succeed to all Defenses that the Company and any Participating Association had, still has, or may have in connection with any benefits or claims for which Reinsurer is liable under Section 2.2, all of which Defenses are hereby assigned and transferred to Reinsurer. The Company and the Participating Associations retain any Defenses they had, still have or may have in connection with benefits or claims incurred prior to the Effective Date and those for which they are liable under Sections 2.7 and 2.8, respectively.

1.1            Section   Third-Party Reinsurance Agreements .
Subject to the terms and conditions of this Agreement, and to the extent applicable to benefits available and claims incurred on and after the Effective Date in connection with the Transferred
Policies:
1.2
(a) The Company and each Participating Association hereby (i) transfer, assign, cede, deliver, and convey to the Reinsurer as of the Effective Date all of their respective rights, title, privileges, and prerogatives, if any, in certain contracts, agreements, and treaties of reinsurance and/or coinsurance in effect on the Effective Date in connection with the Transferred Policies, as listed on Exhibit J ("Included Treaties"), (ii) agree to make reasonable efforts to seek and obtain consents by the reinsurers on the Included Treaties, and
(iii) agree to keep the Included Treaties in force until the
Closing Date.
(b)
(c) Reinsurer agrees to pay and perform all of the payment and other obligations of the Company and each Participating Association, if any, with respect to the Included Treaties to the extent the Transferred Policies are covered thereby, for any period beginning on or after the Effective Date.
(d)
(e) No provision of this Agreement shall be construed as affecting the obligations of any third-party reinsurer under the Included Treaties.
(f)
1.3            Section   Policy Reinstatement .  Reinsurer agrees
to assume the Company's and/or each Participating Association's respective obligations, if any, to reinstate lapsed policies that were entitled to reinstatement on the Effective Date and that otherwise would be Transferred Policies, subject to the underwriting criteria imposed by the lapsed policies. Upon reinstatement, the lapsed policies shall be included in the Transferred Policies reinsured and assumed under the terms and conditions of this Agreement.
1.4
1.5            Section   Effect of Liquidation .  Except as
otherwise provided in this Agreement, Reinsurer shall pay benefits under the Transferred Policies directly to the policyholders or their designated beneficiaries or payees under the Transferred Policies without any diminution due to the Final Order of Liquidation and Finding of Insolvency.
1.6
1.7            Section   The Company's Liabilities .  The Company
shall be liable for damages to be asserted in the Court with respect to any and all actions arising from: (i) any act, error or omission of the Company in connection with the handling of policyholder claims under the Transferred Policies incurred before the Effective Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Company under Article XII of this Agreement. Any such Claim shall be prioritized in accordance with Mississippi Code Ann. 83-24-83.
1.8            Section   Participating Associations' Liabilities
 . (a) Each of the Participating Associations, severally but not jointly, shall be liable for damages and shall defend any and all actions arising from (i) any act, error, or omission of that Participating Association or its servicing agent (acting solely in that capacity and not in a receiver capacity), occurring prior to the Closing Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Participating Association under Article XIII of this Agreement. No Participating Association shall be liable for or required to defend any action on account of any act, error, or omission of another Participating Association or any inaccuracy or falsity of a representation or warranty made by another Participating Association. Moreover, no Participating Association shall be liable for (i) reserves for benefits or claims not being assumed by Reinsurer, except as addressed in Section 2.2(c) (as to certain accident and health claims), or in Section 6.1(a), or
(ii) any obligation in excess of amounts for which it is individually responsible in connection with its Covered Obligations.

          (b) In order to facilitate the reinsurance and assumption of the Transferred Policies, each Participating Association shall defend, indemnify and hold Reinsurer harmless from any obligation to provide funeral-related goods or services that (i) arises from one or more side letters received by policyholders covered by the Participating Association, and (ii) is not assumed by Reinsurer under Section 2.2 of this Agreement. Each Participating Association shall have sole and exclusive discretion to determine whether to pay, contest or settle any such obligation or alleged obligation. Reinsurer shall notify the Participating Association promptly upon receipt of information concerning any such obligation or alleged obligation.


1         Article Assumption Certificate     Article Assumption
Certificate

1.1            Section   Form of Assumption Certificate .
Reinsurer shall issue an assumption certificate to each holder of the Transferred Policies in substantially the form of Exhibit B. The assumption represented by the assumption certificates is subject to the terms and conditions of the Transferred Policies, this Agreement, and any Defenses that are now or may hereafter become available to the Company, any Participating Association, or Reinsurer. Reinsurer shall be responsible for obtaining any insurance department approval of the assumption certificate that may be required by the law of any state. As soon as may be reasonably practical following the Contract Date, but in any event within 20 days of such date, Reinsurer shall make application for the insurance department approvals contemplated by the preceding sentence. The Liquidator and NOLHGA agree that they will cooperate with Reinsurer in an attempt to obtain such approvals; provided, however, that nothing contained herein or elsewhere in this Agreement shall relieve or excuse Reinsurer from its obligation to use its best efforts to obtain such approvals.

1.1            Section   Delivery of Assumption Certificates .
Reinsurer shall mail an assumption certificate to each holder of the Transferred Policies by first-class mail, postage prepaid, within 60 days following the later to occur of (x) the receipt of all insurance department approvals in a given state necessary for the delivery of the assumption certificate to the holder or
(y) the Closing Date. Notwithstanding the foregoing, Reinsurer shall indemnify and hold harmless the other parties hereto from any damages, losses or expenses arising from an assumption certificate not being delivered to each holder of the Transferred Policies within 60 days following the Closing Date. The text of any written communication to be mailed to holders of the Transferred Policies in conjunction with the assumption certificates or with the explanation of this transaction shall be approved by the Liquidator and NOLHGA prior to mailing. If the Liquidator and NOLHGA do not disapprove any such proposed written communication within 30 days of receipt, the written communication may be used by Reinsurer.
1.2
1.3
2         Article Transfer of Assets    Article Transfer of
Assets

1.1            Section   Company Assets .  On the Closing Date
the Liquidator shall transfer, assign, cede, deliver and convey the Company Assets (in cash or cash equivalents) to Reinsurer, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. The Company Assets will include those assets listed on Exhibit D. The Liquidator further agrees to execute any and all appropriate documents and to take all other reasonable actions on or before the Closing Date necessary to effectuate or facilitate the assignment and transfer to Reinsurer of the Company Assets.
1.2
1.3            Section   Guaranty Assets .
1.4
(a) Subject to state-by-state statutory conditions and limitations on coverage and applicability, on the Closing Date each Participating Association shall convey and deliver to Reinsurer its payment of Guaranty Assets, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. Such calculations shall give effect to the Policies' allocable share of the Company Assets and take into account the Participating Association's subrogation rights in the Company Assets (which rights have the same priority against the Company Assets as that possessed by the holders of Policies receiving the benefit of the Participating Association's payments of Guaranty Assets). The parties agree that the payments to be made to Reinsurer by the Participating Associations shall be made, in the sole discretion of each Participating Association, in cash or in the form of promissory notes of not more than one-year duration attached hereto as Exhibit E. No Participating Association shall be liable for amounts for which any other Participating Association is liable under this Agreement. The payment by the Participating Associations of Guaranty Assets pursuant to this Agreement will result in the Participating Associations having Class 3 claims against the estate of the Company under Mississippi Code Ann. 83-24-83.

(a) If any Participating Association becomes a Defaulting Participating Association by failing to make a payment of principal or interest when due (the "Default Amount"), Reinsurer shall give notice to the Defaulting Participating Association pursuant to the terms of the Promissory Note and send copies of such notice to NOLHGA and the Company. If the Defaulting Participating Association fails to cure the Default pursuant to the terms of the Promissory Note, then the corresponding portion of the Covered Obligations as to which such Promissory Note was made shall be reduced by an amount equal to the principal amount of the Default Amount. The Default Amount shall revert back to and be a direct liability of the Defaulting Participating Association and shall no longer be assumed or reinsured by Reinsurer. Reinsurer shall pay to the Defaulting Participating Association (i) that portion of any premiums paid by holders of the Transferred Policies to Reinsurer on or after the Closing Date that is allocable to the Default Amount portion of the Covered Obligations, less (ii) that portion of any benefit payment made by Reinsurer that is allocable to the Default Amount portion of the Covered Obligations, plus (iii) interest at 7-1/4 percent per annum on the amounts described in clauses (i) and
(ii) from the respective dates of their receipt or payment by Reinsurer to the date of their payment to the Defaulting Participating Association, less (iv) an administration fee of
(x) $22 per annum per premium paying policy and (y) $12 per annum per non-premium paying policy.
(b)
(a)  1.2            Section   Preparation of and Revisions to
Exhibit C . NOLHGA has prepared Exhibit C so as generally to describe on a state-by-state basis the Transferred Policies, the payment obligations thereunder to be reinsured and assumed by Reinsurer, and the Company Assets and Guaranty Assets applicable to the Transferred Policies, all as of the date shown in
Exhibit C. Fifteen days prior to Closing, NOLHGA shall revise Exhibit C to take into account any Affected Guaranty Association that does not become a Participating Association and to bring Exhibit C forward to a date as near the Closing Date as possible. NOLHGA shall send copies of revised Exhibit C to the Company and Reinsurer by facsimile transmission or by overnight delivery service to arrive the following business day. The Company shall provide NOLHGA with such information and assistance as NOLHGA may require in preparing Exhibit C. As of the date shown on Exhibit C, due and unpaid premium will not be included in the calculation of Company or Guaranty Assets for Transferred Policies included in Exhibit C as of that date. However, as part of the adjustment that will be performed under Section 4.4 and in the final accounting under Section 6.2, Reinsurer will be obligated to return assets for due and unpaid premium as of the Effective Date that was actually collected after the Effective Date.
1.3
1.4 Surrender requests that have been received by the Company during rehabilitation and liquidation that have not been honored are null and void. Reinsurer will accept those as Transferred Policies on Exhibits A and C and attempt to preserve the business. If the policyholder still desires to surrender the policy after assumption, Reinsurer will promptly process the surrender request without a moratorium.
1.5
1.6            Section   Adjustments .  Within 60 days after the
Closing, the payment made to Reinsurer at the Closing shall be adjusted to reflect revisions to Exhibit C as of the Closing Date in accordance with the format of Exhibit F.
1.7
1.8            Section   Early Access Distributions .  The
Company Assets applicable to that portion of the Transferred Policies for which the Participating Associations have Covered Obligations shall be treated as early access distributions to the Participating Associations in accordance with Mississippi Code Ann. 83-24-67. Each Participating Association will be entitled to receive any subsequent early access distributions from the Company made by the Liquidator in the same manner and to the same extent as may be provided to insurance guaranty associations of other states. Each Participating Association will return to the Liquidator all or any part of the early access distributions it receives, if such repayment later becomes necessary to pay claims of secured creditors or claims that have a priority equal to or higher than the priority given Participating Association claims under Mississippi Code Ann. 83-24-83 or other relevant law.
1.9
1.10           Section   Return of Company and Guaranty Assets .
If the Company or a Participating Association is asked to pay benefits under a Transferred Policy by a holder of the Transferred Policy, a department of insurance or any other person or regulatory authority, the Company or the Participating Association, as appropriate, shall give Reinsurer notice of the request and an opportunity to assist the Company or the Participating Association in formulating a response to such request. If the Company or the Participating Association ultimately pays benefits under the Transferred Policy, Reinsurer shall refund the Company Assets and Guaranty Assets attributable to that Transferred Policy to the Company or the Participating Association, as appropriate and be released from the related liabilities in connection with the Transferred Policy. In addition, Reinsurer shall deliver to the Company or the Participating Association, as appropriate, simple interest on the applicable Company Assets and Guaranty Assets at the rate of 7-1/4 percent per annum from the Closing Date.
1.11
1.12
2
     Article Participation by Affected Guaranty Associations Article Participation by Affected Guaranty Associations

1.1            Section   Delivery of Agreement to Associations .
Within five business days after the Contract Date, NOLHGA shall send by overnight delivery a copy of this Agreement to all Affected Guaranty Associations as listed on Exhibit G. Each Affected Guaranty Association that agrees to and participates in this Agreement as provided in this Article V is deemed to be a "Participating Association."
1.2
1.3            Section   Participating Associations .  On or
before 40 days (or the next business day if the 40th day falls on a weekend or a holiday) after the Contract Date, NOLHGA shall certify to the Liquidator and Reinsurer in the form attached as Exhibit H which of the Affected Guaranty Associations have agreed to become Participating Associations. Each Participating Association certified by NOLHGA shall confirm its agreement to be bound by the terms and conditions of this Agreement by executing prior to Closing a Participating Association Certificate in the form attached as Exhibit I. Any Affected Guaranty Association that does not become a Participating Association shall be considered a Non-Participating Association, and the Policies for which it has or will have Covered Obligations shall be Excluded Policies.
1.4
1.5
2         Article Accounting Procedures Article Accounting
Procedures

1.1            Section   Notice and Correction of Errors .
1.2
(a) If Policies falling within the scope of this Agreement are omitted from Exhibit A, if any error is discovered in the data reflected in the various calculations and accountings to be accomplished in accordance with this Agreement and the exhibits hereto ("Accounting"), or if any additional data is discovered by a party hereto, and those errors or additional data require revision of all or any portion of the Accounting, then the party discovering the error or additional information shall immediately give written notice thereof to the Company, the Reinsurer, and NOLHGA, as appropriate. Any payment required of a party because of such a revision shall be made promptly and in no event more than 30 days after the parties agree to the amount of the payment to be made. To be effective, notice must be delivered to the Company, the Reinsurer, and NOLHGA, as appropriate, within 180 days after the Closing Date.

(a) After the elapse of 180 days after the Closing Date, no party shall be entitled to a further revision or adjustment to the Accounting or any payments made thereunder, except (i) the Liquidator may make or demand repayment of early access distributions as contemplated by Section 4.5; (ii) the Liquidator and/or a Participating Association shall be entitled to transfer, and Reinsurer shall be obligated to reinsure, any policy that falls within the scope of this Agreement but was omitted from Exhibit A and was, therefore, not transferred as of Closing, provided that Reinsurer is compensated for the policy's then existing obligations or a portion thereof in an amount agreed to by the parties; and (iii) Reinsurer shall refund such Company Assets, Guaranty Assets and interest as may be required by Section 4.6.
(b)
1.2            Section   Final Accounting .  A final accounting
shall be prepared by Reinsurer with the cooperation of the Liquidator, the Participating Associations, and NOLHGA, which shall be distributed to the Liquidator, the Participating Associations, and NOLHGA no later than 210 days after the Closing Date to reflect any adjustments or revisions timely made pursuant to Section 6.1(a) after the Closing Date.
1.3
1.4
2         Article Premiums and Other Receipts     Article
Premiums and Other Receipts

1.1            Section   Transfer of Receipts .  All premiums and
other receipts on the Transferred Policies (whether in the form of checks, drafts, money orders, postal notes or otherwise) received by any party or person for periods on or after the Effective Date shall be the sole property of Reinsurer. The Company and the Participating Associations shall deliver to Reinsurer all premiums and other receipts due Reinsurer under this Section no later than 10 days after the premiums or other receipts are received by either the Company or the Participating Associations. All premiums and other receipts delivered shall bear all necessary endorsements required to effect transfer to Reinsurer.

1.1            Section   Bank Drafts .  After the Closing Date,
Reinsurer shall have all rights of the Company and the Liquidator under outstanding bank draft authorizations from policyholders that authorize withdrawal from policyholders' bank accounts to pay premiums on the Transferred Policies, to the extent permitted by the laws of the states in which the affected policyholders reside.
1.2
1.3            Section   Collections .  Reinsurer shall have the
right and authority to collect for its own account all receivables and other items to be transferred by the Company and the Participating Associations to Reinsurer and to make any necessary endorsement without recourse and without warranties of any kind on any checks or other evidences of indebtedness received by Reinsurer on account of any such receivables or other items. The Company and the Participating Associations agrees to employ all reasonable efforts to secure the endorsements necessary to effect the transfers contemplated herein. Any receivable arising from a claim payment made by the Company or a Participating Association prior to the Effective Date shall remain the property of the party responsible for the original payment. Reinsurer agrees to protect the interest of the ceding party in such receivable.
1.4
2         Article Records     Article Records

1.1            Section   Access .  (a)  Prior to the Closing
Date, the Liquidator shall give Reinsurer, the Affected Guaranty Associations, and NOLHGA reasonable access to the Records. The Liquidator and the Participating Associations agree to deliver the Records to Reinsurer on the Closing Date without charge.

          (b) Reinsurer agrees that after delivery, the Liquidator, the Participating Associations, and NOLHGA shall be entitled, at any reasonable time, to inspect, audit, and copy and otherwise to have access to any and all Records and all other records and files of Reinsurer relating to the Transferred Policies. Reinsurer also agrees that the Liquidator and the Participating Associations may retain the originals of any Records necessary to pursue claims against third parties until the claims are tried and a final nonappealable judgment is obtained or the claims are otherwise settled, but Reinsurer shall be entitled to receive copies of such Records. Reinsurer agrees to return any Records delivered to Reinsurer but not relating to the Policies listed on Exhibit A to the Liquidator and the Participating Associations without charge. Reinsurer agrees not to destroy any Records for seven years without the prior written consent of the Liquidator and NOLHGA which will not be unreasonably withheld.

1.1            Section   Delivery .  Any and all Records coming
into the possession of the Company, the Liquidator, the Participating Associations or NOLHGA after the Closing Date shall be delivered to Reinsurer without charge.

1.1            Section   No Representation or Warranty .
Reinsurer acknowledges that in entering into this Agreement it is relying solely on its own due diligence to assess and evaluate the Company's business, the information contained in the Request for Proposals and the information provided in connection with the bid process. The Liquidator, NOLHGA and the Participating Associations make no warranties or representations that the Records are accurate or complete and, except as set forth in
Section 2.7 as to the Company, Reinsurer hereby releases the Company, NOLHGA and the Participating Associations from any liability whatsoever relating to the accuracy or completeness of the Records.
1.2
1.3
2         Article
Collection Fees and Commissions    Article
Collection Fees and Commissions

1.1            Section   Collection Fees .  In order to
compensate fairly Debit Agents for their labor in collecting renewal premiums on the Transferred Policies that are insurance policies with respect to which the Company did not bill through any of the following means: (a) mailed premium notices,
(b) payroll deduction, or (c) pre-authorized bank draft (the "Debit Business"), the Liquidator agrees to pay to Debit Agents premium collection fees on the same basis and in an amount equal to 80% of the percentage of premium amount as have been made historically by the Company for renewal commissions on premiums collected by Debit Agents from May 10, 1999 through June 28, 1999 on the Debit Business. The Participating Associations agree to pay to Debit Agents premium collection fees on the same basis and in an amount equal to 80% of the percentage of premium amounts as have been made historically by the Company for renewal commissions on premiums collected by Debit Agents on June 29, 1999 on the Debit Business. From and after the Effective Date, Reinsurer agrees to pay to Debit Agents premium collection fees in an amount equal to 80% of renewal commissions for such Debit Agents, as set forth on a schedule maintained by the Company as in effect on the Effective Date, provided no amounts shall be owed to any Debit Agent until he or she enters into a collection agreement with Reinsurer.
1.2
1.3            Section   Commissions .  Except as set forth in
Section 9.1, Reinsurer, NOLHGA, and the Participating Associations do not assume hereby any legal obligation of the Company with respect to commissions, service fees, and/or producer compensation under third-party, independent contractor, producer agent or broker commission contracts or administrative contracts between the Company and third persons in connection with premiums paid or to be paid on the Transferred Policies or administration for the Transferred Policies ("Commissions").
1.4
1.5
2         Article Litigation  Article Litigation

          Each party shall make all reasonable efforts to defend and oppose any litigation that could adversely affect its performance of this Agreement. If any court of competent jurisdiction enjoins or otherwise orders or decrees (preliminarily or otherwise) that the Company, NOLHGA, a Participating Association or the Reinsurer shall not perform any or all of its obligations under this Agreement, the other parties shall be relieved from performing any of their respective obligations hereunder, for however long as the injunction, order, or decree is in effect, to the extent that performance of any obligation would violate the injunction, order, or decree. The parties, including the party against which the injunction, order, or decree is entered, shall make all reasonable efforts, each at its own expense or pro rata if joint action is taken, to have the injunction, order, or decree dissolved and set aside. If the injunction, order or decree enjoins a party from performing one or more of its material obligations hereunder, and if such injunction, order or decree is not set aside or dissolved within 45 days of its issuance, then a party for whose benefit the enjoined obligations were to be performed may terminate its future performance obligations under the Agreement to the extent they are for the benefit of the enjoined party, and upon such termination, the enjoined party shall be released from its future performance obligations under the Agreement to the extent they are for the benefit of the terminating party.


1         Article Termination Article Termination

1.1            Section   Duration .  Except as otherwise provided
in Article X, this Article XI, or by a written agreement signed by the Company, NOLHGA and Reinsurer, none of the parties may terminate this Agreement, which shall remain in full force and effect until all of the liabilities reinsured and assumed hereunder have been discharged or have otherwise expired.

1.1            Section   Failure to Satisfy Conditions Precedent
 . The Company, NOLHGA and Reinsurer may terminate this Agreement by giving written notice to each other if any condition precedent to their respective obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date. NOLHGA may also terminate this Agreement on behalf of the Participating Associations if any condition precedent to the Participating Associations' obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date.
1.2

1         Article Representations and Warranties of the Company
Article Representations and Warranties of the Company

          The Liquidator, on behalf of the Company, represents and warrants that:

1.1            Section   Actions and Proceedings .  Except as
disclosed to Reinsurer and NOLHGA by the Liquidator in writing prior to Closing, there are no pending actions, suits or proceedings known to the Liquidator which could materially and adversely affect the transactions contemplated under this Agreement, except for the Company's liquidation proceeding pending in the Court.

1.1            Section   Organization and Standing .  The Company
is duly incorporated and validly existing under the laws of the State of Mississippi, but subject to the supervision of the Court under Mississippi Code Ann. 83-24-1 et seq. The Company was prior to June 29, 1999, licensed to transact insurance business in eight jurisdictions and all other jurisdictions in which the Policies were originally issued.
1.2
1.3            Section   Title to Company Assets .  The Company,
by and through the Liquidator, has good and marketable title to the Company Assets intended to be transferred to Reinsurer under this Agreement free and clear of the claims of any other person or entity.
1.4
1.5            Section   Validity .  Subject to the approval by
the Court as contemplated by Section 16.2(a), this Agreement is a valid and binding obligation of the Company and of the Liquidator. The Liquidator has been duly appointed by the Court and is authorized to execute this Agreement under applicable Mississippi law.
1.6
1.7            Section   Survival of Representations and
Warranties . The respective representations and warranties of the Company contained in this Article XII and elsewhere in this Agreement shall survive for a period of one year after the Closing Date.
1.8
1.9
2         Article Representations and Warranties of NOLHGAand the
Participating Associations    Article Representations and
Warranties of NOLHGAand the Participating Associations

          Section 13.1  NOLHGA's Representations and Warranties .
NOLHGA
hereby represents and warrants that:

                    (a)  Membership.  The membership of NOLHGA
               includes those life and
     health insurance guaranty associations set forth in Exhibit G which are Affected Guaranty Associations. NOLHGA is duly organized, validly existing and in good standing as a non-stock corporation under the laws of Virginia.

                    (b)  Authority.  NOLHGA has all requisite
               power and authority necessary to
     execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its obligations thereunder.

                    (c)  Validity.  This Agreement is a legal,
               valid and binding obligation of
     NOLHGA, enforceable against it in accordance with its terms.

          Section 13.2  Participating Associations'
Representations and Warranties .
Each Participating Association hereby represents and warrants as to itself, but as to no other Participating Association, that:

                              (a)  Membership.    The
                         Participating Association is a member of NOLHGA
     and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

                              (b)  Authority.     The
                         Participating Association has all
                         requisite power and
     authority necessary to execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its respective obligations thereunder.

                    (c)  Validity.     This Agreement and any
               promissory note of the Participating
     Association issued in connection therewith are legal, valid and binding obligations of the Participating Association, enforceable against the Participating Association in accordance with their terms.

          Section 13.3  Survival of Representations and
Warranties . The representations and warranties of NOLHGA and the Participating Associations contained in this Article XIII and elsewhere in this Agreement shall expire at Closing and shall not survive thereafter.


1         Article Representations and Warranties of Reinsurer
Article Representations and Warranties of Reinsurer

          Reinsurer hereby represents and warrants that:

1.1            Section   Organization and Existence .  Reinsurer
is a Wisconsin-domiciled life insurance company which is (a) duly incorporated, validly existing, and in good standing under the corporate and insurance laws of the State of Wisconsin, and
(b) licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia. Reinsurer has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease, and operate its properties.
1.2
1.3            Section   Corporate Authority .  The execution of
this Agreement and the consummation of the transactions contemplated by this Agreement have been approved by all necessary corporate action.
1.4
1.5            Section   Qualification and Power .  Reinsurer is
duly qualified and in good standing to do business in every jurisdiction in which such qualification is necessary because of the nature of its business or of the properties owned, leased, or operated by it.
1.6
1.7            Section   Validity; No Violation .  This Agreement
is a legal, valid and binding obligation of Reinsurer, enforceable against it in accordance with its terms and conditions. Neither the execution and delivery of this Agreement, nor Reinsurer's compliance with any of the provisions of this Agreement, will:
1.8
(a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Reinsurer, or result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions, or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which Reinsurer is a party or by which it may be bound;
(b)
(c) violate any judgment, order, writ, injunction, or decree of any court, administrative agency, or governmental body applicable to Reinsurer or to any of its properties or assets;
(d)
(e) cause, or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability of Reinsurer to be accelerated or increased; or
(f)
(g) conflict with or result in a violation of any applicable state insurance law or regulation.
(h)
1.9            Section   Financial Statements .  True and
complete copies of Reinsurer's (a) most recent quarterly financial statement, as certified by the President and Chief Financial Officer of Reinsurer, (b) most recent National Association of Insurance Commissioners Convention Blank Annual Statement, as filed with the various state insurance commissioners and (c) 1998 year-end audited financial statements (collectively, the "Financial Statements") have been provided by Reinsurer to the Liquidator and to NOLHGA. The Financial Statements have been prepared in accordance with the accounting practices prescribed or permitted by the Wisconsin Department of Insurance and the National Association of Insurance Commissioners in a manner consistent with prior periods and fairly present the financial results of Reinsurer's operations for the periods ended on the dates indicated.
1.10
1.11           Section   Absence of Undisclosed Liabilities .
Except for liabilities and obligations in the ordinary course of Reinsurer's business that are not material to its business or financial condition, Reinsurer has no liabilities or obligations of any nature (matured or unmatured, fixed or contingent) that are not provided for in the Financial Statements. All reserves established by Reinsurer and set forth in the Financial Statements are adequate to the best of Reinsurer's knowledge. 1.12
1.13           Section   No Material Change .  There has been no
material adverse change to the financial condition of Reinsurer since the preparation of the Financial Statements.
1.14
1.15           Section   Information Included in RFP .  The
information submitted by Reinsurer to the Liquidator and to NOLHGA as part of the Request for Proposals process that culminated in this Agreement was true and accurate in all material respects when submitted, and there has been no material change in the information since its submission.
1.16
1.17           Section   Year 2000 Compliant.   Information
technology used by Reinsurer and any consultants, contractors and/or third party administrators that may or will provide any services in connection with the Transferred Policies is "Year 2000 Compliant." Information technology shall be considered Year 2000 Compliant only if (i) the occurrence in or use by that system of any dates before, on or after January 1, 2000 ("Millennial Dates") does not adversely affect that system's performance, including, without limitation, performance with respect to date-dependent data, computations, output, or other functions, and (ii) that system creates, stores, processes and outputs information related to or including Millennial Dates without errors or omissions.
1.18
1.19           Section   Survival of Representations and
Warranties . The representations and warranties of Reinsurer contained in this Article XIV and elsewhere in this Agreement shall survive the Closing until all of the liabilities reinsured and assumed under Article II have been discharged or have otherwise expired.
1.20
2         Article Approvals   Article Approvals

1.1            Section   Regulatory Approvals .  Within 20 days
after the Contract Date (i) Reinsurer shall file, to the extent required by law, or furnish a copy of the Assumption Certificate described in Section 3.1 and (ii) Reinsurer or the Participating Associations, as applicable, shall file, to the extent required by law, or furnish a copy of this Agreement, with the Department of Insurance in each state or the District of Columbia in which a holder of the Transferred Policy had an address of record. If a Department of Insurance in any such jurisdiction advises the parties prior to Closing that the Department's approval of the Assumption Certificate is required by the law of the Department's jurisdiction and that the Department has disapproved the Assumption Certificate, the Policies affected by the disapproval shall not be reinsured or assumed by Reinsurer as of the Effective Date except as provided in this Section. The parties shall cooperate in their efforts to obtain such Department's approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Associations by (i) Closing, or (ii) 30 days after receipt of the notice of disapproval, whichever is later. If such approval is obtained, the affected Policies shall be transferred to Reinsurer as of the Effective Date. If such approval is not obtained, the Covered Obligations under the affected Policies, along with the Company Assets that are allocable to the Covered Obligations, shall be transferred to the Participating Association in that jurisdiction. If a Department of Insurance in any jurisdiction where holders of Transferred Policies reside advises Reinsurer after Closing that Department approval of the Assumption Certificate is required by the law of that jurisdiction and that the Department has disapproved the Assumption Certificate, the parties shall cooperate in an effort to obtain the necessary approval. If, however, Department of Insurance approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Associations is not obtained within 30 days after receipt of the Department's notice of disapproval, then Reinsurer shall (x) transfer the Covered Obligations in that jurisdiction to the affected Participating Association along with the Company Assets and the Guaranty Assets allocable to those Policies as described in Sections 4.1 and 4.2 of this Agreement or (y) make other arrangements that are mutually acceptable to the affected parties.

1.1            Section   Cooperation .  The parties shall assist
and cooperate with each other by making all reasonable efforts to seek and obtain the foregoing and any other approvals the Company, NOLHGA and Reinsurer agree are necessary or advisable, including Reinsurer obtaining any necessary approvals from the Texas Banking Commission with respect to prepaid funeral
business.   Any expenses in connection with such approvals shall
be borne by Reinsurer.
1.2
1.3            Section   Licensing.  Reinsurer shall take all
appropriate steps to obtain from the Mississippi Commissioner of Insurance an amendment to its Mississippi privilege license to include the lines of business being assumed under this Agreement. 1.4
1.5
2         Article Closing     Article Closing

1.1            Section   Time and Location .  The closing of the
transactions contemplated by this Agreement ("Closing") shall take place no later than at 10:00 a.m. Eastern Standard Time, on the 11th day following the last to occur of the Conditions Precedent to Closing listed in Section 16.2 at the offices of the Company, or at such other date, time, and location as NOLHGA, Reinsurer, and the Liquidator shall all agree ("Closing Date").

1.1            Section   Conditions Precedent to Closing .  The
respective obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions in addition to any conditions elsewhere specified in this Agreement. The Company, NOLHGA (on its own behalf and on behalf of any Participating Association) and Reinsurer may waive in writing any or all of these conditions in whole or in part, but no waiver of a condition will constitute a waiver by that party of any other condition. The closing of the transactions contemplated by this Agreement will be deemed a waiver of the preconditions by the parties.
1.2
(a)            The Court shall have entered an order that
(i) approves the terms and conditions of and the transactions contemplated by this Agreement, (ii) acknowledges that NOLHGA, the Participating Associations and Reinsurer have no obligation to pay Commissions in connection with the Transferred Policies and (iii) authorizes the transfer by the Liquidator of the Company Assets to Reinsurer free and clear of any claims or liens.
(b)
(c) All regulatory approvals required or otherwise agreed by the parties to be necessary to carry out the transactions contemplated by this Agreement have been obtained; provided, it is understood that pursuant to Section 15.1 certain required approvals may not have been obtained as of the Closing.
(d)
(e) All representations and warranties made by any party in this Agreement shall be true and correct in all material respects as of the Closing Date as if made at the Closing, except for changes in the usual and ordinary course of business that, individually or in the aggregate, do not affect materially the financial condition, business, or prospects of the party that made the representation or warranty that has changed. No party may avoid its obligations under this Agreement by asserting that its own representations and warranties are not true and correct in all material respects as of the Closing Date.
(f)
(g) There shall not exist any temporary restraining order, preliminary or permanent injunction, final judgment, law, or regulation prohibiting the consummation of this Agreement or, to the knowledge of any party, any pending litigation by any governmental authority or private party prohibiting or seeking to prohibit the consummation of this Agreement.
(h)
(i) All obligations of the parties hereunder to be performed on or before the Closing Date shall have been performed.
(j)
(k) Reinsurer shall have provided evidence satisfactory to NOLHGA that Reinsurer has received a capital contribution of not less than $15 million, which shall consist of cash, cash equivalents and/or investment grade assets and shall not be subject to repayment pursuant to a surplus note or similar instrument.
(l)
1.3            Section   Deliveries of Reinsurer .  At the
Closing, Reinsurer shall deliver or cause to be delivered to the Company and NOLHGA the following documents:
1.4
(a) A certificate executed by the President and Chief Financial Officer of Reinsurer (or other authorized officers) that the representations and warranties of Reinsurer as set forth in this Agreement are true and correct as of the Closing Date and that there has been no material adverse change in the financial condition of Reinsurer since the Contract Date.
(b)
(c) Copies of corporate resolutions authorizing the execution, delivery, and performance of this Agreement by Reinsurer, certified by the Secretary or an Assistant Secretary of Reinsurer.
(d)
1.5            Section   Deliveries of NOLHGA and the
Participating Associations . At the Closing, NOLHGA and the Participating Associations shall, as appropriate, deliver or cause to be delivered to Reinsurer the following documents:
1.6
(a) An accounting in contract level detail as to the Transferred Policies, including a listing of the Transferred Policies and the payment obligations thereunder, which are being reinsured and assumed by Reinsurer.
(b)
(c) The Guaranty Assets calculated in accordance with Exhibit C, as revised or adjusted pursuant to this Agreement.
(d)
(e)            The Participating Association Certificates.
(f)
(g) A certificate of an authorized officer of NOLHGA that all representations and warranties of NOLHGA as set forth in this Agreement are true and correct in all material respects as of the Closing Date.
(h)
1.7            Section   Deliveries of the Company .  At the
Closing, the Company shall deliver or cause to be delivered to Reinsurer and NOLHGA the following:
1.8
(a) An Order of the Court approving the terms and conditions of this Agreement, as contemplated by Section 16.2(a).

(a)            The Company Assets calculated in accordance with
Exhibit C, as revised or adjusted pursuant to this Agreement, including those Company Assets listed on Exhibit D.
(b)
(c)
2         Article Miscellaneous Provisions   Article
Miscellaneous Provisions

1.1            Section   Amendment .  This Agreement may be
amended only by a writing executed by the Company, NOLHGA and Reinsurer. Notwithstanding the foregoing, (i) each Participating Association shall have the right to approve any amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association and (ii) the Court must approve any amendment which is reasonably expected to result in a reduction in policyholder benefits.

1.1            Section   Appointment of NOLHGA .  Each
Participating Association
1.2 hereby authorizes NOLHGA to act as the agent of such Participating Association for purposes of receiving all notices required or permitted to be given under this Agreement and to execute this Agreement and any ancillary agreements necessary to implement this Agreement. Each Participating Association also hereby authorizes NOLHGA to negotiate on behalf of and bind the Participating Association to modifications and amendments to this Agreement; except each Participating Association shall have the right to approve any modification or amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association.

1.1            Section   Assignment .  No party may assign, prior
to the Closing, this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the Company, NOLHGA and Reinsurer.
1.2
1.3            Section   Broker Fees .  Each party hereby
represents and warrants that it has not taken any action that would impose on any other party hereto liability for payment of any broker, finder, or similar fee in connection with the origin, negotiation, execution, or performance of this Agreement.
1.4
1.5            Section   Cooperation .  The parties agree that
they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as may be required to carry out effectively the intent of this Agreement and the orderly transfer of administration of the Transferred Policies.
1.6
1.7            Section   Counterparts .  This Agreement may be
executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
1.8
1.9            Section   Entire Agreement; Merger .  This
Agreement constitutes the entire understanding of the parties pertaining to the subject matter contained in this Agreement and supersedes all prior oral and written agreements, representations, and understandings of the parties.

1.1            Section   Exhibits .  All Exhibits are hereby
incorporated by reference into this Agreement as if they were set forth at length in the text of this Agreement.
1.2
1.3            Section   Expenses .  Each party shall pay all of
its own costs, fees, and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement; provided, however, that the expenses of NOLHGA and the Participating Associations shall be treated by the Liquidator of the Company as Class 1 administrative expenses under Mississippi Code Ann. 83-24-83.

1.1            Section   Governing Law .  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Mississippi notwithstanding any state's choice of law rules to the contrary; provided, however, that any application or interpretation of a governing statute of a Participating Association shall be made in accordance with the laws of the state of that Participating Association solely by a court of that state.
1.2
1.3            Section   Headings .  The captions and headings of
the articles and sections of this Agreement are included for purposes of convenient reference only and shall not affect the construction or interpretation of this Agreement.
1.4
1.5            Section   Jurisdiction .  Subject to
Section 17.10, each party hereby consents to the exclusive jurisdiction of the Court to resolve any and all disputes among the parties arising out of or related, directly or indirectly, to this Agreement or any of the transactions contemplated hereby, and further covenants not to sue any other party in connection with such a dispute except in the Court. The parties further agree that service of process shall be effective if sent by certified or registered mail, return receipt requested, to the addresses shown in Section 17.13 of this Agreement.
1.6
1.7            Section   Notices .  Any notice made pursuant to
this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered personally or by facsimile transmission; on the day after transmittal, if sent by overnight delivery service; or on the third day after mailing, if mailed by certified mail, return receipt requested. Any notice must be properly addressed as follows:
1.8
(a)            The Company and/or the Liquidator:
(b)                 Betty Cordial
(c)                 Deputy Liquidator
(d)                 Franklin Protective Life Insurance Company
(e)                 Vista Consulting Group
(f)                 328 West Valley Avenue
(g)                 Birmingham, AL  35208
(h)                 Fax: (205) 941-1716
(i)
(j)                 Copy to:  Charles G. Copeland
(k)                           Copeland, Cook, Taylor & Bush, P.A.
(l)                           200 Concourse, Suite 200
(m)                           1062 Highland Colony Parkway
(n)                           Ridgeland, MS  39158
(o)                           Fax: (601) 856-7626
(p)
                                   Copy to:  Commissioner George
                         Dale
                         Mississippi Department of Insurance
                         Walter Sillers Building, 18th floor
                         550 High Street
                         Jackson, MS  39201
                         Fax:  (601) 359-1951

(a)            NOLHGA:
(b)
(c)                 National Organization of Life and
(d)                 Health Insurance Guaranty Associations
(e)                 13873 Park Center Road, Suite 329
(f)                 Herndon, Virginia  20171
(g)                 Attn:  Peter G. Gallanis
(h)                 Fax:  (703) 481-5209

               Copy to:  Charles T. Richardson
                         Baker & Daniels
                         300 North Meridian Street
                         Suite 2700
                         Indianapolis, IN  46204
                         Fax:  (317) 237-1000

(a)            Participating Associations:
(b)
(c)                 To the addresses shown on Exhibit I.

(a)            Reinsurer:
(b)
(c)                 Madison National Life Insurance Company, Inc.
(d)                 3601 Far West Blvd., Suite 200
(e)                 Austin, Texas 78731
(f)                 Attn:  Larry R. Graber, President
(g)                 Fax:  (512 ) 346-4610

               Copy to:  David T. Kettig
                         96 Cummings Point Rd.
                         Stamford, CT 06902
                         Fax:  (203) 348-3103

Any party to this Agreement may change the address to which notice is to be delivered under this Section 17.13 by delivering written notice to that effect to the Company, NOLHGA and Reinsurer, as appropriate, in accordance with this Section.

1.1            Section   Severability . In the event that any
provision or term of this Agreement shall be held by any court to be invalid, illegal or unenforceable, all the other provisions and terms shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if provisions or terms are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate this Agreement to carry out its original intent.
1.2
1.3            Section   Successors .  This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All parties acknowledge that the Liquidator may apply to the Court for a discharge in accordance with Mississippi Code Ann. 83-24-91 and that any obligations of the Liquidator under this Agreement shall cease upon such discharge.
1.4
1.5            Section   Waiver of Compliance .  The party for
whose benefit a warranty, representation, covenant, or condition is intended may in writing waive any inaccuracies in the warranties and representations contained in this Agreement or waive compliance with any of the covenants or conditions contained herein and so waive performance of any of the obligations of the other parties and any defaults under this Agreement. A waiver shall not affect or impair, however, the waiving party's rights with respect to any other warranty, representation, or covenant or any default hereunder not specifically waived, nor shall any waiver constitute a continuing waiver. Notwithstanding the foregoing, only NOLHGA shall be required to give any such waiver on behalf of any or all Participating Associations.
1.6
1.7            Section   Assignment; Assumption Reinsurance .
Without the prior written consent of the Liquidator, the Mississippi Insurance Commissioner and NOLHGA during the two-year period commencing on the Closing Date, Reinsurer may not assign any or all of the Policies or enter into an assumption reinsurance agreement with respect to any or all of the Policies. Nothing in this Agreement waives the obligation of Reinsurer to comply with any regulatory requirements in existence at the time of a subsequent assignment or assumption reinsurance agreement.

1.1            Section   No Third Party Beneficiaries .  Nothing
contained herein, express or implied, is intended to confer any rights or remedies on any persons other than the parties to this Agreement. In addition, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party to this Agreement.
1.2
1.3            Section   Hart-Scott-Rodino .  The Company,
Reinsurer, NOLHGA and the Participating Associations agree to cooperate to determine whether any notification is required under the Hart-Scott-Rodino Antitrust Improvement Act, 15 U.S.C. 18a. In the event the parties mutually determine that a notification under such Act is required to be made, the parties will further cooperate to prepare and file the necessary notifications.
1.4
1.5            Section   Policyholder Communications .  In
addition to the requirements of Section 3.2, through and including the Closing Date, each of the parties shall obtain prior approval of the other parties, which approval shall not be unreasonably delayed or withheld, with respect to any communications with a substantial portion of the holders of the Policies. If a party seeks such approval from the other parties and the other parties do not disapprove of such proposed disclosure within 5 days (or such lesser period as may be required in connection with the public company reporting obligations of Reinsurer's parent company), the disclosure is deemed approved. This Section 17.20 shall not preclude any party's communication with the Court or response to a request by any holder of a Policy for the verification of records or data concerning such person's Policy.
1.6
1.7            Section   Risk Based Capital .  During the
duration of this Agreement, Reinsurer shall at all times maintain a risk based capital level equal to or greater than 200% of Reinsurer's company action level.
1.8
1.9
2    Article Excess Policies and Statutory DepositsArticle Excess
                 Policies and Statutory Deposits

1.1            Section   Excess Policies .
1.2
(a) Certain of the Policies that give rise to Covered Obligations contain payment obligations in excess of the obligations imposed by state law on the applicable Affected Guaranty Associations. The payment obligations for these Excess Policies will be divided into two portions: (i) the Covered Obligations, and (ii) the Excess Obligations, or that portion of the payment obligations that is in excess of the Covered Obligations. With respect to the Covered Obligations, the Company shall transfer Company Assets sufficient to cover its early access obligations in accordance with the other terms and conditions of this Agreement, and the Participating Association shall fund the remaining portion of the Covered Obligations with Guaranty Assets transferred pursuant to this Agreement. As to the Excess Obligations, the Company shall transfer Company Assets in the same proportion as is transferred to cover its early access obligations to pay the Covered Obligations when such become available and payable. The Participating Association shall have no obligation to make any payment of Guaranty Assets on account of the Excess Obligations. As of the Effective Date, Reinsurer shall impose a lien on each Excess Policy to account for the unfunded portion of the Excess Obligations.

(a) The Liquidator shall have the right after the Closing Date to make subsequent distributions to Reinsurer and to the Participating Associations as a result of recoveries from legal actions or otherwise. Distributions allocable to the Covered Obligations shall be made directly to the Participating Associations to offset the earlier payment of Guaranty Assets. Distributions allocable to the Excess Obligations shall be paid to Reinsurer, which shall use those funds to reduce any existing liens on Excess Policies. If the Excess Policy has been surrendered or otherwise terminated on the date of such distribution, Reinsurer shall make the distribution directly to the last known address of the former owner of the Excess Policy. If a former owner of the Excess Policy no longer lives at the last known address according to Reinsurer's records, Reinsurer shall follow its normal and ordinary procedure to locate the former owner of the Excess Policy and, failing to do so, shall follow its normal and ordinary escheat procedures with respect to the subsequent distributions.
(b)
1.2            Section   Statutory Deposits .  If there are
assets of the Company on deposit ("Statutory Deposit") with an insurance department or other agency and such assets are not returned to the Company prior to the Closing:

(a) The portion of the Company Assets that would otherwise be transferred in connection with Policies owned by residents of the state holding such Statutory Deposit ("Deposit Policies") shall be reduced by the fair market value of such Statutory Deposit, as determined by agreement between the Liquidator, NOLHGA and the applicable Participating Association. Any Guaranty Assets to be transferred in connection with such Policies shall be adjusted to reflect the reduction in the Company Assets allocable to the Covered Obligations, and the account value/face amount/other of the Deposit Policies shall be reduced to account for the reduction in the Company Assets allocable to the Excess Obligations.
(b)
(c) The Liquidator, with the assistance of any applicable Participating Association, will use his best efforts to collect the Statutory Deposits both before and after the Closing. If the Liquidator receives proceeds of the Statutory Deposits after the Closing Date, he shall distribute the proceeds in accordance with an early access plan to be filed, after consultation with NOLHGA, and approved by the Court.
(d)
          IN WITNESS WHEREOF, the Company, NOLHGA and Reinsurer have caused their duly authorized representatives to execute this Agreement on the date above noted.


                              FRANKLIN PROTECTIVE LIFE INSURANCE
                                                       COMPANY,
                              in Liquidation, by and through its
                              Liquidator


                              By:  /s/ George Dale
                                   -----------------------------
                                   George Dale, Liquidator


                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


                              By:  /s/ Peter G. Gallanis
                                   -------------------------------
                                   Peter G. Gallanis, President



                              MADISON NATIONAL LIFE INSURANCE
                              COMPANY, INC.


                              By:  /s/ Larry R. Graber
                                   ----------------------------
                                   Larry R. Graber, President

                                                        Exhibit E

                         PROMISSORY NOTE

$____________________    _______________, 1999


          For Value Received, the undersigned
_________________________ Association ("Maker"), promises to pay to the order of Madison National Life Insurance Company, Inc. ("Holder") the principal sum of _________________________ Dollars ($__________), with interest on the balance of the principal remaining unpaid from time to time at the rate of seven and one-quarter percent (7-1/4%) per annum until such principal is paid.

1. Payment of principal and interest shall be made as follows:
2.
     (a) The entire balance of unpaid principal and all accrued and unpaid interest calculated from the Closing Date shall be due and payable on _______________.

     (a) Payment shall be made to Holder at _______________, or at such other address as Holder shall designate.

1. Failure by Maker to pay or perform any of its obligations under this Promissory Note shall be a default hereunder and under the Assumption Reinsurance Agreement dated October __, 1999 among Franklin Protective Life Insurance Company, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company. Notwithstanding any other provisions of this Promissory Note, if Maker fails to make a payment of principal or interest (the "Default Amount") when due and does not cure such failure within _____ business days of receiving written notice of such failure from Holder, then the Covered Obligations (as that term is defined in the Assumption Reinsurance Agreement) as to which this Promissory Note was made shall be reduced by the principal amount of such Default Amount. The Default Amount shall revert back and be a direct liability of Maker to the holder of a Transferred Policy, and this Promissory Note shall be deemed reduced, without further action on the part of Maker or Holder by the Default Amount and with (a) appropriate revisions and adjustments made in accordance with Article IV and
Section 6.2 of the Assumption Reinsurance Agreement, and
(b) appropriate notification by Holder to each holder of a
Transferred Policy.
2.
3. Maker waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Promissory Note, and consents that Holder may extend the time of payment or otherwise modify the terms of payment of any part of the whole of the debt evidenced by this Promissory Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person.
4.
1.   5.             Maker agrees to pay all costs of collection,
including reasonable attorneys' fees, in case the principal of this Promissory Note or any payment on the principal or any interest thereon is not paid at the respective maturity, thereof. 6.
7.             Maker reserves the right to prepay this Promissory
Note in full or in part at any time without any premium or penalty. Any such prepayment shall be applied first to interest, then to reduce the principal balance.
8.
9. This Promissory Note shall be construed under the laws of the State of _______________[Insert Maker's State].
10.
11. The covenants of Maker and Holder contained in this Promissory Note shall be binding upon and inure to the benefit of their respective successors and assigns.
12.
          IN WITNESS WHEREOF, the undersigned Maker has caused this Promissory Note to be executed the day and year first above written.


                              ____________________ Association
                              "MAKER"


                              By:  ______________________________

                              Its: ______________________________

                                                        Exhibit G

                 AFFECTED GUARANTY ASSOCIATIONS


          The life and health insurance guaranty associations in the following jurisdictions are "Affected Guaranty Associations":

                    Alabama

                    Arizona

                    Florida

                    Louisiana

                    Mississippi (Domiciliary)

                    New Mexico

                    Oklahoma

                    Texas



                                                        Exhibit H


       NOLHGA CERTIFICATION OF PARTICIPATING ASSOCIATIONS

          The National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") hereby certifies that, pursuant to NOLHGA's bylaws and Members' Participation Council Rules and Procedures, the following state life and health insurance guaranty associations have elected to participate in the Assumption Reinsurance Agreement dated October __, 1999, among Franklin Protective Life Insurance Company, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company, Inc. and have, therefore, become Participating Associations:











                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


Date _______________               By
______________________________
                                   [Authorized Officer]




              PARTICIPATING ASSOCIATION CERTIFICATE

          The ______________________________ Association (the
"Participating Association") hereby confirms its agreement to become a Participating Association under the Assumption Reinsurance Agreement ("Agreement") dated October 28, 1999, among Franklin Protective Life Insurance Company, in Liquidation ("the Company"), the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA"), and Madison National Life Insurance Company, Inc. ("Reinsurer"). In so doing, the Participating Association states as follows:

          1. Pursuant to the bylaws of the Participating Association and of NOLHGA, and the Rules and Procedures of NOLHGA's Members' Participation Council, the Participating Association has elected to participate in the Agreement and hereby affirmatively agrees to abide by and be bound by the terms of the Agreement. The Participating Association agrees to inform NOLHGA on or prior to the Closing Date of any change after the date of this Certificate that would render the representations and warranties not true.

          2. All representations and warranties of the Participating Association contained in the Agreement are true as of the date of this Certificate.

          3.   The Participating Association hereby informs the
Liquidator and Reinsurer that any notices and all other matters of communication from the Liquidator or Reinsurer to the Participating Association about the Agreement or this Certificate should be sent to the Participating Association at:

                    ______________________________
                    ______________________________
                    ______________________________
                    ______________________________
                    Telephone:
                    Fax:


                    Name of Association:
__________________________


Date:     _______________     By:
_________________________________________
                           Printed:
                           Title:





                ASSUMPTION REINSURANCE AGREEMENT

                              among

            NATIONAL ORGANIZATION OF LIFE AND HEALTH
                 INSURANCE GUARANTY ASSOCIATIONS

                               and

               Participating State Life and Health
                 Insurance Guaranty Associations

                               and

    INTERNATIONAL FINANCIAL SERVICES LIFE INSURANCE COMPANY,
                        IN REHABILITATION

                               and

          MADISON NATIONAL LIFE INSURANCE COMPANY, INC.


                     Dated  October 28, 1999


                        TABLE OF CONTENTS

                                                             Page

Recitals  1

Article I Definitions    2

Article II     Reinsurance and Assumption of Transferred Policies
          4
          Section 2.1  Transfer and Ceding   4
          Section 2.2  Standard of Performance; Liability   4
          Section 2.3  Defenses    5
          Section 2.4  Third-Party Reinsurance Agreements   5
          Section 2.5  Policy Reinstatement  5
          Section 2.6  Effect of Liquidation 5
          Section 2.7  The Company's Liabilities  6
          Section 2.8  Participating Associations' Liabilities
          6

Article III    Assumption Certificate   6
          Section 3.1  Form of Assumption Certificate  6
          Section 3.2  Delivery of Assumption Certificates  6

Article IV     Transfer of Assets  7
          Section 4.1  Company Assets   7
          Section 4.2  Guaranty Assets  7
          Section 4.3  Preparation of and Revisions to Exhibit C
          8
          Section 4.4  Adjustments 8
          Section 4.5  Early Access Distributions 8
          Section 4.6  Return of Company and Guaranty Assets
          9

Article V Participation by Affected Guaranty Associations   9
          Section 5.1  Delivery of Agreement to Associations
          9
          Section 5.2  Participating Associations 9

Article VI     Accounting Procedures    10
          Section 6.1  Notice and Correction of Errors 10
          Section 6.2  Final Accounting 10

Article VII    Premiums and Other Receipts   10
          Section 7.1  Transfer of Receipts  10
          Section 7.2  Bank Drafts 11
          Section 7.3  Collections 11

Article VIII   Records   11
          Section 8.1  Access 11
          Section 8.2  Delivery    12
          Section 8.3  No Representation or Warranty   12

Article IX     Commissions    12

Article X Litigation     12

Article XI     Termination    13
          Section 11.1  Duration   13
          Section 11.2  Failure to Satisfy Conditions Precedent
          13

Article XII    Representations and Warranties of the Company
          13
          Section 12.1  Actions and Proceedings   13
          Section 12.2  Organization and Standing 13
          Section 12.3  Title to Company Assets   13
          Section 12.4  Validity   14
          Section 12.5  Survival of Representations and
          Warranties     14

Article XIII   Representations and Warranties of NOLHGA
          and the Participating Associations 14
          Section 13.1  NOLHGA's Representations and Warranties
          14
                              Section 13.2  Participating
               Associations' Representations and Warranties 14
          Section 13.3  Survival of Representations and
          Warranties     15

Article XIV    Representations and Warranties of Reinsurer  15
          Section 14.1  Organization and Existence     15
          Section 14.2  Corporate Authority  15
          Section 14.3  Qualification and Power   15
          Section 14.4  Validity; No Violation    15
          Section 14.5  Financial Statements 16
          Section 14.6  Absence of Undisclosed Liabilities  16
          Section 14.7  No Material Change   16
          Section 14.8  Information Included in RFP    16
          Section 14.9  Year 2000 Compliant. 16
          Section 14.10  Survival of Representations and
          Warranties     17

Article XV     Approvals 17
          Section 15.1  Regulatory Approvals 17
          Section 15.2  Cooperation     17

Article XVI    Closing   18
          Section 16.1  Time and Location    18
          Section 16.2  Conditions Precedent to Closing     18
          Section 16.3  Deliveries of Reinsurer   19
          Section 16.4  Deliveries of NOLHGA and the
          Participating Associations    19
          Section 16.5  Deliveries of the Company 20

Article XVII   Miscellaneous Provisions 20
          Section 17.1  Amendment  20
          Section 17.2  Appointment of NOLHGA     20
          Section 17.3  Assignment 20
          Section 17.4  Broker Fees     20
          Section 17.5  Cooperation     20
          Section 17.6  Counterparts    21
          Section 17.7  Entire Agreement; Merger  21
          Section 17.8  Exhibits   21
          Section 17.9  Expenses   21
          Section 17.10  Governing Law  21
          Section 17.11  Headings  21
          Section 17.12  Jurisdiction   21
          Section 17.13  Notices   21
          Section 17.14  Severability   23
          Section 17.15  Successors     23
          Section 17.16  Waiver of Compliance     23
          Section 17.17  Assignment; Assumption Reinsurance 24
          Section 17.18  No Third Party Beneficiaries  24
          Section 17.19  Hart-Scott-Rodino   24
          Section 17.20  Policyholder Communications   24
          Section 17.21  Risk Based Capital  24

Article XVIII  Excess Policies and Statutory Deposits  24
          Section 18.1  Excess Policies 24
          Section 18.2  Statutory Deposits   25


     Exhibits

A    List of Policies

B    Form Assumption Certificate

C    Calculation of Company Assets and Guaranty Assets

D    List of Company Assets

E    Form Promissory Note

F    Adjustment of Payments For Transactions After Effective Date

G    List of NOLHGA's Members That Are Affected Guaranty
     Associations

H    NOLHGA Certification of Participating Associations

I    Participating Association Certificate

J    Included Treaties

                ASSUMPTION REINSURANCE AGREEMENT


          This Assumption Reinsurance Agreement ("Agreement") entered into on October 28, 1999, is among the National Organization of Life and Health Insurance Guaranty Associations, a Virginia non-stock corporation ("NOLHGA"), NOLHGA's members that have elected to participate in this Agreement in accordance with NOLHGA's participation procedures described in Article V below ("Participating Associations"), International Financial Services Life Insurance Company, in Rehabilitation ("the Company"), and Madison National Life Insurance Company, Inc. ("Reinsurer").


                            Recitals

A. The Company is a Missouri-domiciled life insurance company, against which an Order of Rehabilitation was entered on May 12, 1999, by the Circuit Court of Cole County, Missouri ("Court"), Case No. CV199-623CC, pursuant to Mo. Stat.
375.1166. Prior to the Order of Rehabilitation, the Company was licensed to do business in 42 states.

A. The Order of Rehabilitation appointed Missouri Insurance Director Keith A. Wenzel and his successors in office as Rehabilitator of the Company ("Receiver"). Pursuant to the Order of Rehabilitation and Mo. Stat. 375.1166 and 375.1168, the Receiver acts for and on behalf of the Company and is vested by operation of law with title to all of the property, contracts, rights of action, books and records of the Company, is in possession of or is now acquiring the assets of the Company, and is administering them under the general supervision of the Court. The Receiver is signing this Agreement on behalf of the Company and as a party thereto. Where this Agreement refers to obligations of the Company, those obligations are to be discharged on behalf of the Company by the Receiver (in his role currently as Rehabilitator or in his contemplated role as Liquidator) those persons acting pursuant to the Receiver's direction.
B.
C. In 42 jurisdictions where policyholders of the Company reside, there are life and health insurance guaranty associations (collectively, the "Affected Guaranty Associations") which would have certain obligations to policyholders who reside within the Affected Guaranty Associations' respective jurisdictions and, in the case of the domiciliary (Missouri) life and health guaranty association, in other jurisdictions ("Covered Obligations"), were the Court to enter a final order of liquidation and a finding of the Company's insolvency.
D.
E. As of the Contract Date, the Company has in effect certain individual deferred annuities, universal life policies, traditional burial and monthly increasing benefit life insurance policies, and endowment at age 65 policies, accident and health policies, policy riders including accidental death benefit, waiver of premium and child and spouse term riders, and term products including level, increasing and decreasing face amount, and annual or limited period renewable term policies and all other insurance policies or contracts as specified on a separately bound Exhibit A ("Policies").
F.
A.
G. NOLHGA is a voluntary association of its members organized as a corporation. Its members consist of life and health insurance guaranty associations established by the laws of the states and other various jurisdictions of the United States of America, and include all of the Affected Guaranty Associations.
H.
I. Reinsurer is a Wisconsin-domiciled life insurance company licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia.
J.
K. Promptly after the execution of this Agreement, the Receiver will file with the Court a petition requesting that the Court enter a declaration of the Company's insolvency and a final order of liquidation and will join in a petition by NOLHGA to approve this Agreement and all the actions contemplated hereby.
L.
M. Pursuant to Mo. Stat. 375.1182(1)(8), the Receiver may, if appointed Liquidator by the Court and in his discretion, use assets of an insurer that is under an order of liquidation to achieve a transfer of contractual obligations to a solvent assuming insurer, such as Reinsurer, if that transfer can be arranged without prejudice to applicable priorities under Mo. Stat. 375.1218.
N.
O. In accordance with the terms and conditions herein, each Affected Guaranty Association is hereby given the opportunity to agree to and participate in this Agreement so that its Covered Obligations, including its obligation to continue coverage, will be discharged through Reinsurer's reinsurance and assumption of the Policies on the Effective Date.
P.
Q. NOW, THEREFORE, in consideration of the mutual benefits to be received by the parties and the mutual covenants and agreements contained herein, the parties agree that the recitals set forth above are adopted and made part of this Agreement and further agree as follows:
R.
S.
2         Article Definitions Article Definitions

          The following terms have the meanings set forth below or as indicated in the referenced sections:

(a)            The term "Accounting" has the meaning set forth in
Section 6.l.
(b)
(c) The term "Affected Guaranty Associations" has the meaning set forth in Recital C, as listed on Exhibit G.
(d)
(e) The term "Company" means International Financial Services Life Insurance Company, in rehabilitation (but contemplated liquidation).
(f)
(g) The terms "Company Assets" and "Guaranty Assets" mean the consideration to be transferred to Reinsurer from the Company and the Participating Associations as set forth in
Article IV.
(h)
(i) The terms "Closing" and "Closing Date" have the meanings set forth in Section 16.1.
(j)
(k)            The term "Commissions" has the meaning set forth
in Article IX.
(l)
(m) The term "Contract Date" means the date of execution of this Agreement as set forth in the first paragraph of this Agreement.
(n)
(o)            The term "Court" has the meaning set forth in
Recital A.
(p)
(q)            The term "Covered Obligations" has the meaning set
forth in Recital C.
(r)
(s) The term "Default" means the failure of any Participating Association to make a required payment of principal or interest when due under any Promissory Note issued pursuant to
Section 4.2.
(t)
(u) The term "Defaulting Participating Association" means a Participating Association that is in Default.
(v)
(w) The term "Defenses" means (a) any known or unknown, actual or contingent, rights, defenses, offsets, counterclaims, and cross-claims, and (b) any and all rights, limitations, terms, conditions, and provisions provided for in this Agreement relative to the assumption of the Policies.
(x)
(y) The term "Effective Date" means the last day of the month, commencing at 12:01 a.m. Central Standard Time, in which the Court enters a final order of liquidation, with a finding of the Company's insolvency.
(z)
(aa)           The term "Excess Obligations" has the meaning set
forth in Section 18.1.
(bb)
(cc)           The term "Excluded Policies" has the meaning set
forth in Section 5.2.
(dd)
(ee)           The term "Financial Statements" has the meaning
set forth in Section 14.5.
(ff)
(gg)           The term "Included Treaties" has the meaning set
forth in Section 2.4(a).
(hh)
(ii)           The term "Receiver" has the meaning set forth in
Recital B.
(jj)
(kk) The term "Participating Associations" has the meaning set forth in the introductory paragraph of this Agreement.
(ll)
(mm)           The term "Policies" has the meaning set forth in
Recital D.
(nn)
(oo) The term "Promissory Note" means a promissory note in the form of Exhibit E attached hereto issued pursuant to
Section 4.2.
(pp)
(qq) The term "Records" means all of the Company's paper and computer files, books, correspondence, records, and other documents relating to the Transferred Policies.
(rr)
(ss) The term "Transferred Policies" means any of the Policies that do not become Excluded Policies.
(tt)
(uu)
2         Article                  Reinsurance and Assumption of
Transferred Policies     Article                  Reinsurance and
Assumption of Transferred Policies

1.1            Section   Transfer and Ceding .  Subject to the
terms and conditions of this Agreement, each Participating Association will transfer and cede, and Reinsurer will reinsure and assume, the Transferred Policies as of the Effective Date.

1.1            Section   Standard of Performance; Liability .
(a) From and after the Effective Date, Reinsurer shall be liable for the payment of benefits on the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and for handling all claims that are incurred on or after the Effective Date, except for those claims for which the Company or the Participating Associations shall be liable as identified in Sections 2.7 and 2.8, respectively. Reinsurer shall be liable for damages and shall defend at its own expense actions arising from (i) any act, error, or omission of Reinsurer or (ii) any inaccuracy or falsity of a representation or warranty made by Reinsurer under this Agreement. Reinsurer agrees to administer all claims on the Transferred Policies and to service and otherwise handle the Transferred Policies in accordance with the terms and conditions of the Transferred Policies and with applicable state laws and regulations and in a manner consistent with the level of policyholder and administrative services provided by Reinsurer to its other direct policyholders and insureds.
1.2
1.3 (b) Reinsurer shall not be liable for claims that are incurred prior to the Effective Date or for errors in the Records in existence on the Closing Date. With respect to accident and health claims on the Transferred Policies, Reinsurer shall not be liable for any claim incurred on or after the Effective Date if the claim incepted prior to the Effective Date. 1.4
1.5
1.6            Section   Defenses .  Subject to the terms and
conditions of this Agreement, Reinsurer shall succeed to all Defenses that the Company and any Participating Association had, still has, or may have in connection with any benefits or claims for which Reinsurer is liable under Section 2.2, all of which Defenses are hereby assigned and transferred to Reinsurer. The Company and the Participating Associations retain any Defenses they had, still have or may have in connection with benefits or claims incurred prior to the Effective Date and those for which they are liable under Sections 2.7 and 2.8, respectively.

1.1            Section   Third-Party Reinsurance Agreements .
Subject to the terms and conditions of this Agreement, and to the extent applicable to benefits available and claims incurred on and after the Effective Date in connection with the Transferred
Policies:
1.2
(a) The Company and each Participating Association hereby (i) transfer, assign, cede, deliver, and convey to the Reinsurer as of the Effective Date all of their respective rights, title, privileges, and prerogatives, if any, in certain contracts, agreements, and treaties of reinsurance and/or coinsurance in effect on the Effective Date in connection with the Transferred Policies, as listed on Exhibit J ("Included Treaties"), (ii) agree to make reasonable efforts to seek and obtain consents by the reinsurers on the Included Treaties, and
(iii) agree to keep the Included Treaties in force until the
Closing Date.
(b)
(c) Reinsurer agrees to pay and perform all of the payment and other obligations of the Company and each Participating Association, if any, with respect to the Included Treaties to the extent the Transferred Policies are covered thereby, for any period beginning on or after the Effective Date.
(d)
(e) No provision of this Agreement shall be construed as affecting the obligations of any third-party reinsurer under the Included Treaties.
(f)
1.3            Section   Policy Reinstatement .  Reinsurer agrees
to assume the Company's and/or each Participating Association's respective obligations, if any, to reinstate lapsed policies that were entitled to reinstatement on the Effective Date and that otherwise would be Transferred Policies, subject to the underwriting criteria imposed by the lapsed policies. Upon reinstatement, the lapsed policies shall be included in the Transferred Policies reinsured and assumed under the terms and conditions of this Agreement.
1.4
1.5            Section   Effect of Liquidation .  Except as
otherwise provided in this Agreement, Reinsurer shall pay benefits under the Transferred Policies directly to the policyholders or their designated beneficiaries or payees under the Transferred Policies without any diminution due to a final order of liquidation and finding of insolvency that may be entered concerning the Company.
1.6
1.7            Section   The Company's Liabilities .  The Company
shall be liable for damages to be asserted in the Court with respect to any and all actions arising from: (i) any act, error or omission of the Company in connection with the handling of policyholder claims under the Transferred Policies incurred before the Effective Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Company under Article XII of this Agreement. Any such Claim shall be prioritized in accordance with Mo. Stat. 375.1218.

1.1            Section   Participating Associations' Liabilities
 . Each of the Participating Associations, severally but not jointly, shall be liable for damages and shall defend any and all actions arising from (i) any act, error, or omission of that Participating Association or its servicing agent (acting solely in that capacity and not in a receiver capacity), occurring prior to the Closing Date, or (ii) any inaccuracy or falsity of a representation or warranty made by the Participating Association under Article XIII of this Agreement. No Participating Association shall be liable for or required to defend any action on account of any act, error, or omission of another Participating Association or any inaccuracy or falsity of a representation or warranty made by another Participating Association. Moreover, no Participating Association shall be liable for (i) reserves for benefits or claims not being assumed by Reinsurer, except as addressed in Section 2.2(b) (as to certain accident and health claims) or in Section 6.1(a), or
(ii) any obligation in excess of amounts for which it is individually responsible in connection with its Covered Obligations.
1.2
1.3
2         Article Assumption Certificate     Article Assumption
Certificate

1.1            Section   Form of Assumption Certificate .
Reinsurer shall issue an assumption certificate to each holder of the Transferred Policies in substantially the form of Exhibit B. The assumption represented by the assumption certificates is subject to the terms and conditions of the Transferred Policies, this Agreement, and any Defenses that are now or may hereafter become available to the Company, any Participating Association, or Reinsurer. Reinsurer shall be responsible for obtaining any insurance department approval of the assumption certificate that may be required by the law of any state. As soon as may be reasonably practical following the Contract Date, but in any event within 20 days of such date, Reinsurer shall make application for the insurance department approvals contemplated by the preceding sentence. The Receiver and NOLHGA agree that they will cooperate with Reinsurer in an attempt to obtain such approvals; provided, however, that nothing contained herein or elsewhere in this Agreement shall relieve or excuse Reinsurer from its obligation to use its best efforts to obtain such approvals.

1.1            Section   Delivery of Assumption Certificates .
Reinsurer shall mail an assumption certificate to each holder of the Transferred Policies by first-class mail, postage prepaid, within 60 days following the later to occur of (x) the receipt of all insurance department approvals in a given state necessary for the delivery of the assumption certificate to the holder or
(y) the Closing Date. Notwithstanding the foregoing, Reinsurer shall indemnify and hold harmless the other parties hereto from any damages, losses or expenses arising from an assumption certificate not being delivered to each holder of the Transferred Policies within 60 days following the Closing Date. The text of any written communication to be mailed to holders of the Transferred Policies in conjunction with the assumption certificates or with the explanation of this transaction shall be approved by the Receiver and NOLHGA prior to mailing. If the Receiver and NOLHGA do not disapprove any such proposed written communication within 30 days of receipt, the written communication may be used by Reinsurer.
1.2
1.3
2         Article Transfer of Assets    Article Transfer of
Assets

1.1            Section   Company Assets .  On the Closing Date
the Receiver shall transfer, assign, cede, deliver and convey the Company Assets (in cash or cash equivalents) to Reinsurer, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. The Company Assets will include those assets listed on Exhibit D. The Receiver further agrees to execute any and all appropriate documents and to take all other reasonable actions on or before the Closing Date necessary to effectuate or facilitate the assignment and transfer to Reinsurer of the Company Assets.
1.2
1.3            Section   Guaranty Assets .
1.4
(a) Subject to state-by-state statutory conditions and limitations on coverage and applicability, on the Closing Date each Participating Association shall convey and deliver to Reinsurer its payment of Guaranty Assets, calculated as shown on Exhibit C and as revised or adjusted in accordance with this Article. Such calculations shall give effect to the Policies' allocable share of the Company Assets and take into account the Participating Association's subrogation rights in the Company Assets (which rights have the same priority against the Company Assets as that possessed by the holders of Policies receiving the benefit of the Participating Association's payments of Guaranty Assets). The parties agree that the payments to be made to Reinsurer by the Participating Associations shall be made, in the sole discretion of each Participating Association, in cash or in the form of promissory notes of not more than one-year duration attached hereto as Exhibit E. No Participating Association shall be liable for amounts for which any other Participating Association is liable under this Agreement. The payment by the Participating Associations of Guaranty Assets pursuant to this Agreement will result in the Participating Associations having Class 2 claims against the estate of the Company under Mo.
Stat.  375.1218.

(a) If any Participating Association becomes a Defaulting Participating Association by failing to make a payment of principal or interest when due (the "Default Amount"), Reinsurer shall give notice to the Defaulting Participating Association pursuant to the terms of the Promissory Note and send copies of such notice to NOLHGA and the Company. If the Defaulting Participating Association fails to cure the Default pursuant to the terms of the Promissory Note, then the corresponding portion of the Covered Obligations as to which such Promissory Note was made shall be reduced by an amount equal to the principal amount of the Default Amount. The Default Amount shall revert back to and be a direct liability of the Defaulting Participating Association and shall no longer be assumed or reinsured by Reinsurer. Reinsurer shall pay to the Defaulting Participating Association (i) that portion of any premiums paid by holders of the Transferred Policies to Reinsurer on or after the Closing Date that is allocable to the Default Amount portion of the Covered Obligations, less (ii) that portion of any benefit payment made by Reinsurer that is allocable to the Default Amount portion of the Covered Obligations, plus (iii) interest at 7-1/4 percent per annum on the amounts described in clauses (i) and
(ii) from the respective dates of their receipt or payment by Reinsurer to the date of their payment to the Defaulting Participating Association, less (iv) an administration fee of
(x) $22 per annum per premium paying policy and (y) $12 per annum per non-premium paying policy.
(b)
1.2            Section   Preparation of and Revisions to Exhibit
C . NOLHGA has prepared Exhibit C so as generally to describe on a state-by-state basis the Transferred Policies, the payment obligations thereunder to be reinsured and assumed by Reinsurer, and the Company Assets and Guaranty Assets applicable to the Transferred Policies, all as of the date shown in Exhibit C. Fifteen days prior to Closing, NOLHGA shall revise Exhibit C to take into account any Affected Guaranty Association that does not become a Participating Association and to bring Exhibit C forward to a date as near the Closing Date as possible. NOLHGA shall send copies of revised Exhibit C to the Company and Reinsurer by facsimile transmission or by overnight delivery service to arrive the following business day. The Company shall provide NOLHGA with such information and assistance as NOLHGA may require in preparing Exhibit C. As of the date shown on Exhibit C, due and unpaid premium will not be included in the calculation of Company or Guaranty Assets for Transferred Policies included in Exhibit C as of that date. However, as part of the adjustment that will be performed under Section 4.4 and in the final accounting under
Section 6.2, Reinsurer will be obligated to return assets for due and unpaid premium as of the Effective Date that was actually collected after the Effective Date.
1.3
1.4 Surrender requests that have been received by the Company during rehabilitation and liquidation that have not been honored are null and void. Reinsurer will accept those as Transferred Policies on Exhibits A and C and attempt to preserve the business. If the policyholder still desires to surrender the policy after assumption, Reinsurer will promptly process the surrender request without a moratorium.
1.5
1.6            Section   Adjustments .  Within 60 days after the
Closing, the payment made to Reinsurer at the Closing shall be adjusted to reflect revisions to Exhibit C as of the Closing Date in accordance with the format of Exhibit F.
1.7
1.8            Section   Early Access Distributions .  The
Company Assets applicable to that portion of the Transferred Policies for which the Participating Associations have Covered Obligations shall be treated as early access distributions to the Participating Associations in accordance with Mo.
Stat.  375.1205.  Each Participating Association will be
entitled to receive any subsequent early access distributions from the Company made by the Receiver in the same manner and to the same extent as may be provided to insurance guaranty associations of other states. Each Participating Association will return to the Receiver all or any part of the early access distributions it receives, if such repayment later becomes necessary to pay claims of secured creditors or claims that have a priority equal to or higher than the priority given Participating Association claims under Mo. Stat. 375.1218 or other relevant law.
1.9
1.10           Section   Return of Company and Guaranty Assets .
If the Company or a Participating Association is asked to pay benefits under a Transferred Policy by a holder of the Transferred Policy, a department of insurance or any other person or regulatory authority, the Company or the Participating Association, as appropriate, shall give Reinsurer notice of the request and an opportunity to assist the Company or the Participating Association in formulating a response to such request. If the Company or the Participating Association ultimately pays benefits under the Transferred Policy, Reinsurer shall refund the Company Assets and Guaranty Assets attributable to that Transferred Policy to the Company or the Participating Association, as appropriate and be released from the related liabilities in connection with the Transferred Policy. In addition, Reinsurer shall deliver to the Company or the Participating Association, as appropriate, simple interest on the applicable Company Assets and Guaranty Assets at the rate of 7-1/4 percent per annum from the Closing Date.
1.11
1.12
2         Article Participation by Affected Guaranty Associations
Article Participation by Affected Guaranty Associations

1.1            Section   Delivery of Agreement to Associations .
Within five business days after the Contract Date, NOLHGA shall send by overnight delivery a copy of this Agreement to all Affected Guaranty Associations as listed on Exhibit G. Each Affected Guaranty Association that agrees to and participates in this Agreement as provided in this Article V is deemed to be a "Participating Association."
1.2
1.3            Section   Participating Associations .  On or
before 40 days (or the next business day if the 40th day falls on a weekend or a holiday) after the Contract Date, NOLHGA shall certify to the Receiver and Reinsurer in the form attached as Exhibit H which of the Affected Guaranty Associations have agreed to become Participating Associations. Each Participating Association certified by NOLHGA shall confirm its agreement to be bound by the terms and conditions of this Agreement by executing prior to Closing a Participating Association Certificate in the form attached as Exhibit I. Any Affected Guaranty Association that does not become a Participating Association shall be considered a Non-Participating Association, and the Policies for which it has or will have Covered Obligations shall be Excluded Policies.
1.4
1.5
2         Article Accounting Procedures Article Accounting
Procedures

1.1            Section   Notice and Correction of Errors .
1.2
(a) If Policies falling within the scope of this Agreement are omitted from Exhibit A, if any error is discovered in the data reflected in the various calculations and accountings to be accomplished in accordance with this Agreement and the exhibits hereto ("Accounting"), or if any additional data is discovered by a party hereto, and those errors or additional data require revision of all or any portion of the Accounting, then the party discovering the error or additional information shall immediately give written notice thereof to the Company, the Reinsurer, and NOLHGA, as appropriate. Any payment required of a party because of such a revision shall be made promptly and in no event more than 30 days after the parties agree to the amount of the payment to be made. To be effective, notice must be delivered to the Company, the Reinsurer, and NOLHGA, as appropriate, within 180 days after the Closing Date.

(a) After the elapse of 180 days after the Closing Date, no party shall be entitled to a further revision or adjustment to the Accounting or any payments made thereunder, except (i) the Receiver may make or demand repayment of early access distributions as contemplated by Section 4.5; (ii) the Receiver and/or a Participating Association shall be entitled to transfer, and Reinsurer shall be obligated to reinsure, any policy that falls within the scope of this Agreement but was omitted from Exhibit A and was, therefore, not transferred as of Closing, provided that Reinsurer is compensated for the policy's then existing obligations or a portion thereof in an amount agreed to by the parties; and (iii) Reinsurer shall refund such Company Assets, Guaranty Assets and interest as may be required by Section 4.6.
(b)
1.2            Section   Final Accounting .  A final accounting
shall be prepared by Reinsurer with the cooperation of the Receiver, the Participating Associations, and NOLHGA, which shall be distributed to the Receiver, the Participating Associations, and NOLHGA no later than 210 days after the Closing Date to reflect any adjustments or revisions timely made pursuant to
Section 6.1(a) after the Closing Date.
1.3
1.4
2         Article Premiums and Other Receipts     Article
Premiums and Other Receipts

1.1            Section   Transfer of Receipts .  All premiums and
other receipts on the Transferred Policies (whether in the form of checks, drafts, money orders, postal notes or otherwise) received by any party or person for periods on or after the Effective Date shall be the sole property of Reinsurer. The Company and the Participating Associations shall deliver to Reinsurer all premiums and other receipts due Reinsurer under this Section no later than 10 days after the premiums or other receipts are received by either the Company or the Participating Associations. All premiums and other receipts delivered shall bear all necessary endorsements required to effect transfer to Reinsurer.
1.2
1.3            Section   Bank Drafts .  After the Closing Date,
Reinsurer shall have all rights of the Company and the Receiver under outstanding bank draft authorizations from policyholders that authorize withdrawal from policyholders' bank accounts to pay premiums on the Transferred Policies, to the extent permitted by the laws of the states in which the affected policyholders reside.
1.4
1.5            Section   Collections .  Reinsurer shall have the
right and authority to collect for its own account all receivables and other items to be transferred by the Company and the Participating Associations to Reinsurer and to make any necessary endorsement without recourse and without warranties of any kind on any checks or other evidences of indebtedness received by Reinsurer on account of any such receivables or other items. The Company and the Participating Associations agrees to employ all reasonable efforts to secure the endorsements necessary to effect the transfers contemplated herein. Any receivable arising from a claim payment made by the Company or a Participating Association prior to the Effective Date shall remain the property of the party responsible for the original payment. Reinsurer agrees to protect the interest of the ceding party in such receivable.
1.6
2         Article Records     Article Records

1.1            Section   Access .  (a) Prior to the Closing Date,
the Receiver shall give Reinsurer, the Affected Guaranty
Associations, and NOLHGA reasonable access to the Records.  The
Receiver and the Participating Associations agree to deliver the Records to Reinsurer on the Closing Date without charge.

          (b) Reinsurer agrees that after delivery, the Receiver, the Participating Associations, and NOLHGA shall be entitled, at any reasonable time, to inspect, audit, and copy and otherwise to have access to any and all Records and all other records and files of Reinsurer relating to the Transferred Policies. Reinsurer also agrees that the Receiver and the Participating Associations may retain the originals of any Records necessary to pursue claims against third parties until the claims are tried and a final nonappealable judgment is obtained or the claims are otherwise settled, but Reinsurer shall be entitled to receive copies of such Records. Reinsurer agrees to return any Records delivered to Reinsurer but not relating to the Policies listed on Exhibit A to the Liquidator and the Participating Association without charge. Reinsurer agrees not to destroy any Records for seven years without the prior written consent of the Liquidator and NOLHGA which will not be unreasonably withheld.

1.1            Section   Delivery .  Any and all Records coming
into the possession of the Company, the Receiver, the Participating Associations or NOLHGA after the Closing Date shall be delivered to Reinsurer without charge.

1.1            Section   No Representation or Warranty .
Reinsurer acknowledges that in entering into this Agreement it is relying solely on its own due diligence to assess and evaluate the Company's business, the information contained in the Request for Proposals and the information provided in connection with the bid process. The Receiver, NOLHGA and the Participating Associations make no warranties or representations that the Records are accurate or complete and, except as set forth in
Section 2.7 as to the Company, Reinsurer hereby releases the Company, NOLHGA and the Participating Associations from any liability whatsoever relating to the accuracy or completeness of the Records.
1.2
1.3
2         Article
Commissions    Article
Commissions

          Reinsurer, NOLHGA, and the Participating Associations do not assume hereby any legal obligation of the Company with respect to commissions, service fees, and/or producer compensation under third-party, independent contractor, producer agent or broker commission contracts or administrative contracts between the Company and third persons in connection with premiums paid or to be paid on the Transferred Policies or administration for the Transferred Policies ("Commissions").


1         Article Litigation  Article Litigation

          Each party shall make all reasonable efforts to defend and oppose any litigation that could adversely affect its performance of this Agreement. If any court of competent jurisdiction enjoins or otherwise orders or decrees (preliminarily or otherwise) that the Company, NOLHGA, a Participating Association or the Reinsurer shall not perform any or all of its obligations under this Agreement, the other parties shall be relieved from performing any of their respective obligations hereunder, for however long as the injunction, order, or decree is in effect, to the extent that performance of any obligation would violate the injunction, order, or decree. The parties, including the party against which the injunction, order, or decree is entered, shall make all reasonable efforts, each at its own expense or pro rata if joint action is taken, to have the injunction, order, or decree dissolved and set aside. If the injunction, order or decree enjoins a party from performing one or more of its material obligations hereunder, and if such injunction, order or decree is not set aside or dissolved within 45 days of its issuance, then a party for whose benefit the enjoined obligations were to be performed may terminate its future performance obligations under the Agreement to the extent they are for the benefit of the enjoined party, and upon such termination, the enjoined party shall be released from its future performance obligations under the Agreement to the extent they are for the benefit of the terminating party.


1         Article Termination Article Termination

1.1            Section   Duration .  Except as otherwise provided
in Article X, this Article XI, or by a written agreement signed by the Company, NOLHGA and Reinsurer, none of the parties may terminate this Agreement, which shall remain in full force and effect until all of the liabilities reinsured and assumed hereunder have been discharged or have otherwise expired.

1.1            Section   Failure to Satisfy Conditions Precedent
 . The Company, NOLHGA and Reinsurer may terminate this Agreement by giving written notice to each other if any condition precedent to their respective obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date. NOLHGA may also terminate this Agreement on behalf of the Participating Associations if any condition precedent to the Participating Associations' obligations set forth in Section 16.2 is not satisfied or waived within 120 days following the Contract Date.
1.2

1         Article Representations and Warranties of the Company
Article Representations and Warranties of the Company

          The Receiver, on behalf of the Company, represents and warrants that:

1.1            Section   Actions and Proceedings .  Except as
disclosed to Reinsurer and NOLHGA by the Receiver in writing prior to Closing, there are no pending actions, suits or proceedings known to the Receiver which could materially and adversely affect the transactions contemplated under this Agreement, except for the Company's receivership proceeding pending in the Court.

1.1            Section   Organization and Standing .  The Company
is duly incorporated and validly existing under the laws of the State of Missouri, but subject to the supervision of the Court under Mo. Stat. 375.1150, et seq. The Company was prior to May 12, 1999, licensed to transact insurance business in 42 jurisdictions and all other jurisdictions in which the Policies were originally issued.
1.2
1.3            Section   Title to Company Assets .  The Company,
by and through the Receiver, has good and marketable title to the Company Assets intended to be transferred to Reinsurer under this Agreement free and clear of the claims of any other person or entity.
1.4
1.5            Section   Validity .  Subject to the approval by
the Court as contemplated by Section 16.2(a), this Agreement is a valid and binding obligation of the Company and of the Receiver. The Receiver has been duly appointed by the Court and is authorized to execute this Agreement under applicable Missouri law.
1.6
1.7            Section   Survival of Representations and
Warranties . The respective representations and warranties of the Company contained in this Article XII and elsewhere in this Agreement shall survive for a period of one year after the Closing Date.
1.8
1.9
2         Article Representations and Warranties of NOLHGAand the
Participating Associations    Article Representations and
Warranties of NOLHGAand the Participating Associations

          Section 13.1  NOLHGA's Representations and Warranties .
NOLHGA
hereby represents and warrants that:

                    (a)  Membership.  The membership of NOLHGA
               includes those life and
     health insurance guaranty associations set forth in Exhibit G which are Affected Guaranty Associations. NOLHGA is duly organized, validly existing and in good standing as a non-stock corporation under the laws of Virginia.

                    (b)  Authority.  NOLHGA has all requisite
               power and authority necessary to
     execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its obligations thereunder.

                    (c)  Validity.  This Agreement is a legal,
               valid and binding obligation of
     NOLHGA, enforceable against it in accordance with its terms.

          Section 13.2  Participating Associations'
Representations and Warranties .
Each Participating Association hereby represents and warrants as to itself, but as to no other Participating Association, that:

                              (a)  Membership.    The
                         Participating Association is a member of NOLHGA
     and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

                              (b)  Authority.     The
                         Participating Association has all
                         requisite power and
     authority necessary to execute and participate in this Agreement and to consummate the transactions contemplated by this Agreement and perform its respective obligations thereunder.

                    (c)  Validity.     This Agreement and any
               promissory note of the Participating
     Association issued in connection therewith are legal, valid and binding obligations of the Participating Association, enforceable against the Participating Association in accordance with their terms.

          Section 13.3  Survival of Representations and
Warranties . The representations and warranties of NOLHGA and the Participating Associations contained in this Article XIII and elsewhere in this Agreement shall expire at Closing and shall not survive thereafter.


1         Article Representations and Warranties of Reinsurer
Article Representations and Warranties of Reinsurer

          Reinsurer hereby represents and warrants that:

1.1            Section   Organization and Existence .  Reinsurer
is a Wisconsin-domiciled life insurance company which is (a) duly incorporated, validly existing, and in good standing under the corporate and insurance laws of the State of Wisconsin, and
(b) licensed in all states (except New York, Maine, New Hampshire and Vermont) and in the District of Columbia. Reinsurer has all requisite corporate power and authority to carry on its business as it is now being conducted, and to own, lease, and operate its properties.
1.2
1.3            Section   Corporate Authority .  The execution of
this Agreement and the consummation of the transactions contemplated by this Agreement have been approved by all necessary corporate action.
1.4
1.5            Section   Qualification and Power .  Reinsurer is
duly qualified and in good standing to do business in every jurisdiction in which such qualification is necessary because of the nature of its business or of the properties owned, leased, or operated by it.
1.6
1.7            Section   Validity; No Violation .  This Agreement
is a legal, valid and binding obligation of Reinsurer, enforceable against it in accordance with its terms and conditions. Neither the execution and delivery of this Agreement, nor Reinsurer's compliance with any of the provisions of this Agreement, will:
1.8
(a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Reinsurer, or result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions, or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which Reinsurer is a party or by which it may be bound;
(b)
(c) violate any judgment, order, writ, injunction, or decree of any court, administrative agency, or governmental body applicable to Reinsurer or to any of its properties or assets;
(d)
(e) cause, or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability of Reinsurer to be accelerated or increased; or
(f)
(g) conflict with or result in a violation of any applicable state insurance law or regulation.
(h)
1.9            Section   Financial Statements .  True and
complete copies of Reinsurer's (a) most recent quarterly financial statement, as certified by the President and Chief Financial Officer of Reinsurer, (b) most recent National Association of Insurance Commissioners Convention Blank Annual Statement, as filed with the various state insurance commissioners and (c) 1998 year-end audited financial statements (collectively, the "Financial Statements") have been provided by Reinsurer to the Receiver and to NOLHGA. The Financial Statements have been prepared in accordance with the accounting practices prescribed or permitted by the Wisconsin Department of Insurance and the National Association of Insurance Commissioners in a manner consistent with prior periods and fairly present the financial results of Reinsurer's operations for the periods ended on the dates indicated.
1.10
1.11           Section   Absence of Undisclosed Liabilities .
Except for liabilities and obligations in the ordinary course of Reinsurer's business that are not material to its business or financial condition, Reinsurer has no liabilities or obligations of any nature (matured or unmatured, fixed or contingent) that are not provided for in the Financial Statements. All reserves established by Reinsurer and set forth in the Financial Statements are adequate to the best of Reinsurer's knowledge. 1.12
1.13           Section   No Material Change .  There has been no
material adverse change to the financial condition of Reinsurer since the preparation of the Financial Statements.
1.14
1.15           Section   Information Included in RFP .  The
information submitted by Reinsurer to the Receiver and to NOLHGA as part of the Request for Proposals process that culminated in this Agreement was true and accurate in all material respects when submitted, and there has been no material change in the information since its submission.
1.16
1.17           Section   Year 2000 Compliant.   Information
technology used by Reinsurer and any consultants, contractors and/or third party administrators that may or will provide any services in connection with the Transferred Policies is "Year 2000 Compliant." Information technology shall be considered Year 2000 Compliant only if (i) the occurrence in or use by that system of any dates before, on or after January 1, 2000 ("Millennial Dates") does not adversely affect that system's performance, including, without limitation, performance with respect to date-dependent data, computations, output, or other functions, and (ii) that system creates, stores, processes and outputs information related to or including Millennial Dates without errors or omissions.
1.18
1.19           Section   Survival of Representations and
Warranties . The representations and warranties of Reinsurer contained in this Article XIV and elsewhere in this Agreement shall survive the Closing until all of the liabilities reinsured and assumed under Article II have been discharged or have otherwise expired.
1.20
1.21
2         Article Approvals   Article Approvals

1.1            Section   Regulatory Approvals .  Within 20 days
after the Contract Date (i) Reinsurer shall file, to the extent required by law, or furnish a copy of the Assumption Certificate described in Section 3.1 and (ii) Reinsurer or the Participating Associations, as applicable, shall file, to the extent required by law, or furnish a copy of this Agreement, with the Department of Insurance in each state or the District of Columbia in which a holder of the Transferred Policy had an address of record. If a Department of Insurance in any such jurisdiction advises the parties prior to Closing that the Department's approval of the Assumption Certificate is required by the law of the Department's jurisdiction and that the Department has disapproved the Assumption Certificate, the Policies affected by the disapproval shall not be reinsured or assumed by Reinsurer as of the Effective Date except as provided in this Section. The parties shall cooperate in their efforts to obtain such Department's approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Associations by (i) Closing, or (ii) 30 days after receipt of the notice of disapproval, whichever is later. If such approval is obtained, the affected Policies shall be transferred to Reinsurer as of the Effective Date. If such approval is not obtained, the Covered Obligations under the affected Policies, along with the Company Assets that are allocable to the Covered Obligations, shall be transferred to the Participating Association in that jurisdiction. If a Department of Insurance in any jurisdiction where holders of Transferred Policies reside advises Reinsurer after Closing that Department approval of the Assumption Certificate is required by the law of that jurisdiction and that the Department has disapproved the Assumption Certificate, the parties shall cooperate in an effort to obtain the necessary approval. If, however, Department of Insurance approval upon terms acceptable to Reinsurer, NOLHGA and the Participating Associations is not obtained within 30 days after receipt of the Department's notice of disapproval, then Reinsurer shall (x) transfer the Covered Obligations in that jurisdiction to the affected Participating Association along with the Company Assets and the Guaranty Assets allocable to those Policies as described in Sections 4.1 and 4.2 of this Agreement or (y) make other arrangements that are mutually acceptable to the affected parties.

1.1            Section   Cooperation .  The parties shall assist
and cooperate with each other by making all reasonable efforts to seek and obtain the foregoing and any other approvals the Company, NOLHGA and Reinsurer agree are necessary or advisable, including Reinsurer obtaining any necessary approvals from the Texas Banking Commission with respect to prepaid funeral business. Any expenses in connection with such approvals shall be borne by Reinsurer.
1.2
1.3
2         Article Closing     Article Closing

1.1            Section   Time and Location .  The closing of the
transactions contemplated by this Agreement ("Closing") shall take place no later than at 10:00 a.m. Eastern Standard Time, on the 11th day following the last to occur of the Conditions Precedent to Closing listed in Section 16.2 at the offices of the Company, or at such other date, time, and location as NOLHGA, Reinsurer, and the Receiver shall all agree ("Closing Date").

1.1            Section   Conditions Precedent to Closing .  The
respective obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions in addition to any conditions elsewhere specified in this Agreement. The Company, NOLHGA (on its own behalf and on behalf of any Participating Association) and Reinsurer may waive in writing any or all of these conditions in whole or in part, but no waiver of a condition will constitute a waiver by that party of any other condition. The closing of the transactions contemplated by this Agreement will be deemed a waiver of the preconditions by the parties.
1.2
(a) The Court shall have entered (i) a final non-appealable order that includes a finding of the Company's insolvency and places the Company in liquidation under Mo. Stat.
 375.1176, and (ii) an order or orders that (x) approve the
terms and conditions of and the transactions contemplated by this Agreement, (y) acknowledge that NOLHGA, the Participating Associations and Reinsurer have no obligation to pay Commissions in connection with the Transferred Policies, and (z) authorizes the transfer by the Receiver of the Company Assets to Reinsurer free and clear of any claims or liens.
(b)
(c) All regulatory approvals required or otherwise agreed by the parties to be necessary to carry out the transactions contemplated by this Agreement have been obtained; provided, it is understood that pursuant to Section 15.1 certain required approvals may not have been obtained as of the Closing.
(d)
(e) All representations and warranties made by any party in this Agreement shall be true and correct in all material respects as of the Closing Date as if made at the Closing, except for changes in the usual and ordinary course of business that, individually or in the aggregate, do not affect materially the financial condition, business, or prospects of the party that made the representation or warranty that has changed. No party may avoid its obligations under this Agreement by asserting that its own representations and warranties are not true and correct in all material respects as of the Closing Date.
(f)
(g) There shall not exist any temporary restraining order, preliminary or permanent injunction, final judgment, law, or regulation prohibiting the consummation of this Agreement or, to the knowledge of any party, any pending litigation by any governmental authority or private party prohibiting or seeking to prohibit the consummation of this Agreement.
(h)
(i) All obligations of the parties hereunder to be performed on or before the Closing Date shall have been performed.
(j)
(k) Reinsurer shall have provided evidence satisfactory to NOLHGA that Reinsurer has received a capital contribution of not less than $15 million, which shall consist of cash, cash equivalents and/or investment grade assets and shall not be subject to repayment pursuant to a surplus note or similar instrument.
(l)
1.3            Section   Deliveries of Reinsurer .  At the
Closing, Reinsurer shall deliver or cause to be delivered to the Company and NOLHGA the following documents:
1.4
(a) A certificate executed by the President and Chief Financial Officer of Reinsurer (or other authorized officers) that the representations and warranties of Reinsurer as set forth in this Agreement are true and correct as of the Closing Date and that there has been no material adverse change in the financial condition of Reinsurer since the Contract Date.
(b)
(c) Copies of corporate resolutions authorizing the execution, delivery, and performance of this Agreement by Reinsurer, certified by the Secretary or an Assistant Secretary of Reinsurer.
(d)
1.5            Section   Deliveries of NOLHGA and the
Participating Associations . At the Closing, NOLHGA and the Participating Associations shall, as appropriate, deliver or cause to be delivered to Reinsurer the following documents:
1.6
(a) An accounting in contract level detail as to the Transferred Policies, including a listing of the Transferred Policies and the payment obligations thereunder, which are being reinsured and assumed by Reinsurer.
(b)
(c) The Guaranty Assets calculated in accordance with Exhibit C, as revised or adjusted pursuant to this Agreement.
(d)
(e)            The Participating Association Certificates.
(f)
(g) A certificate of an authorized officer of NOLHGA that all representations and warranties of NOLHGA as set forth in this Agreement are true and correct in all material respects as of the Closing Date.
(h)
1.7            Section   Deliveries of the Company .  At the
Closing, the Company shall deliver or cause to be delivered to Reinsurer and NOLHGA the following:
1.8
(a)            The orders contemplated by Section 16.2(a).

(a) The Company Assets calculated in accordance with Exhibit C, as revised or adjusted pursuant to this Agreement, including those Company Assets listed on Exhibit D.
(b)
2         Article                            Miscellaneous
Provisions     Article                            Miscellaneous
Provisions

1.1            Section   Amendment .  This Agreement may be
amended only by a writing executed by the Company, NOLHGA and Reinsurer. Notwithstanding the foregoing, (i) each Participating Association shall have the right to approve any amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association and (ii) the Court must approve any amendment which is reasonably expected to result in a reduction in policyholder benefits.

1.1            Section   Appointment of NOLHGA .  Each
Participating Association
1.2 hereby authorizes NOLHGA to act as the agent of such Participating Association for purposes of receiving all notices required or permitted to be given under this Agreement and to execute this Agreement and any ancillary agreements necessary to implement this Agreement. Each Participating Association also hereby authorizes NOLHGA to negotiate on behalf of and bind the Participating Association to modifications and amendments to this Agreement; except each Participating Association shall have the right to approve any modification or amendment which NOLHGA determines is reasonably expected to have a material impact on the rights or obligations of the Participating Association.

1.1            Section   Assignment .  No party may assign, prior
to the Closing, this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the Company, NOLHGA and Reinsurer.
1.2
1.3            Section   Broker Fees .  Each party hereby
represents and warrants that it has not taken any action that would impose on any other party hereto liability for payment of any broker, finder, or similar fee in connection with the origin, negotiation, execution, or performance of this Agreement.
1.4
1.5            Section   Cooperation .  The parties agree that
they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as may be required to carry out effectively the intent of this Agreement and the orderly transfer of administration of the Transferred Policies.
1.6
1.7            Section   Counterparts .  This Agreement may be
executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
1.8
1.9            Section   Entire Agreement; Merger .  This
Agreement constitutes the entire understanding of the parties pertaining to the subject matter contained in this Agreement and supersedes all prior oral and written agreements, representations, and understandings of the parties.

1.1            Section   Exhibits .  All Exhibits are hereby
incorporated by reference into this Agreement as if they were set forth at length in the text of this Agreement.
1.2
1.3            Section   Expenses .  Each party shall pay all of
its own costs, fees, and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement; provided, however, that the expenses of NOLHGA and the Participating Associations shall be treated by the Receiver of the Company as Class 2 administrative expenses under Mo. Stat.
 375.1218.

1.1            Section   Governing Law .  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Missouri notwithstanding any state's choice of law rules to the contrary; provided, however, that any application or interpretation of a governing statute of a Participating Association shall be made in accordance with the laws of the state of that Participating Association solely by a court of that state.
1.2
1.3            Section   Headings .  The captions and headings of
the articles and sections of this Agreement are included for purposes of convenient reference only and shall not affect the construction or interpretation of this Agreement.
1.4
1.5            Section   Jurisdiction .  Subject to
Section 17.10, each party hereby consents to the exclusive jurisdiction of the Court to resolve any and all disputes among the parties arising out of or related, directly or indirectly, to this Agreement or any of the transactions contemplated hereby, and further covenants not to sue any other party in connection with such a dispute except in the Court. The parties further agree that service of process shall be effective if sent by certified or registered mail, return receipt requested, to the addresses shown in Section 17.13 of this Agreement.
1.6
1.7            Section   Notices .  Any notice made pursuant to
this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered personally or by facsimile transmission; on the day after transmittal, if sent by overnight delivery service; or on the third day after mailing, if mailed by certified mail, return receipt requested. Any notice must be properly addressed as follows:
1.8
(a)            The Company and/or the Receiver:
(b)                 Douglas A. Hartz
(c)                 Receivership Supervisor
(d)                 Division of Financial Regulation
(e)                 State of Missouri Department of Insurance
(f)                 P.O. Box 690
(g)                 Jefferson City, MO  65102-0690
(h)                 Fax:  (573) 751-5888
(i)
(j)                 Copy to:  Douglas J. Schmidt
(k)                           Blackwell, Sanders, Peper, Martin
(l)                           Two Pershing Square, Suite 1000
(m)                           2300 Main Street
(n)                           Kansas City, MO  64108
(o)                           Fax:  (816) 983-8080
(p)

(a)            NOLHGA:
(b)
(c)                 National Organization of Life and
(d)                 Health Insurance Guaranty Associations
(e)                 13873 Park Center Road, Suite 329
(f)                 Herndon, Virginia  20171
(g)                 Attn:  Peter G. Gallanis
(h)                 Fax:  (703) 481-5209

               Copy to:  Charles T. Richardson
                         Baker & Daniels
                         300 North Meridian Street
                         Suite 2700
                         Indianapolis, IN  46204
                         Fax:  (317) 237-1000

(a)            Participating Associations:
(b)
(c)                 To the addresses shown on Exhibit I.

(a)            Reinsurer:
(b)
(c)                 Madison National Life Insurance Company, Inc.
(d)                 3601 Far West Blvd., Suite 200
(e)                 Austin, Texas 78731
(f)                 Attn:  Larry R. Graber, President
(g)                 Fax:  (512 ) 346-4610

               Copy to:  David T. Kettig
                         96 Cummings Point Rd.
                         Stamford, CT 06902
                         Fax:  (203) 348-3103

Any party to this Agreement may change the address to which notice is to be delivered under this Section 17.13 by delivering written notice to that effect to the Company, NOLHGA and Reinsurer, as appropriate, in accordance with this Section.

1.1            Section   Severability . In the event that any
provision or term of this Agreement shall be held by any court to be invalid, illegal or unenforceable, all the other provisions and terms shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if provisions or terms are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate this Agreement to carry out its original intent.
1.2
1.3            Section   Successors .  This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All parties acknowledge that the Receiver may apply to the Court for a discharge in accordance with Mo. Stat. 375.1215 and that any obligations of the Receiver under this Agreement shall cease upon such discharge.
1.4
1.5            Section   Waiver of Compliance .  The party for
whose benefit a warranty, representation, covenant, or condition is intended may in writing waive any inaccuracies in the warranties and representations contained in this Agreement or waive compliance with any of the covenants or conditions contained herein and so waive performance of any of the obligations of the other parties and any defaults under this Agreement. A waiver shall not affect or impair, however, the waiving party's rights with respect to any other warranty, representation, or covenant or any default hereunder not specifically waived, nor shall any waiver constitute a continuing waiver. Notwithstanding the foregoing, only NOLHGA shall be required to give any such waiver on behalf of any or all Participating Associations.
1.6
1.7            Section   Assignment; Assumption Reinsurance .
Without the prior written consent of the Receiver, the Missouri Insurance Director and NOLHGA during the two-year period commencing on the Closing Date, Reinsurer may not assign any or all of the Policies or enter into an assumption reinsurance agreement with respect to any or all of the Policies. Nothing in this Agreement waives the obligation of Reinsurer to comply with any regulatory requirements in existence at the time of a subsequent assignment or assumption reinsurance agreement.

1.1            Section   No Third Party Beneficiaries .  Nothing
contained herein, express or implied, is intended to confer any rights or remedies on any persons other than the parties to this Agreement. In addition, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party to this Agreement.
1.2
1.3            Section   Hart-Scott-Rodino .  The Company,
Reinsurer, NOLHGA and the Participating Associations agree to cooperate to determine whether any notification is required under the Hart-Scott-Rodino Antitrust Improvement Act, 15 U.S.C. 18a. In the event the parties mutually determine that a notification under such Act is required to be made, the parties will further cooperate to prepare and file the necessary notifications.
1.4
1.5            Section   Policyholder Communications .  In
addition to the requirements of Section 3.2, through and including the Closing Date, each of the parties shall obtain prior approval of the other parties, which approval shall not be unreasonably delayed or withheld, with respect to any communications with a substantial portion of the holders of the Policies. If a party seeks such approval from the other parties and the other parties do not disapprove of such proposed disclosure within 5 days (or such lesser period as may be required in connection with the public company reporting obligations of Reinsurer's parent company), the disclosure is deemed approved. This Section 17.20 shall not preclude any party's communication with the Court or response to a request by any holder of a Policy for the verification of records or data concerning such person's Policy.
1.6
1.7            Section   Risk Based Capital .  During the
duration of this Agreement, Reinsurer shall at all times maintain a risk based capital level equal to or greater than 200% of Reinsurer's company action level.
1.8
1.9
2    Article Excess Policies and Statutory DepositsArticle Excess
                 Policies and Statutory Deposits

1.1            Section   Excess Policies .  (a)  Certain of the
Policies that give rise to Covered Obligations contain payment obligations in excess of the obligations imposed by state law on the applicable Affected Guaranty Associations. The payment obligations for these Excess Policies will be divided into two portions: (i) the Covered Obligations, and (ii) the Excess Obligations, or that portion of the payment obligations that is in excess of the Covered Obligations. With respect to the Covered Obligations, the Company shall transfer Company Assets sufficient to cover its early access obligations in accordance with the other terms and conditions of this Agreement, and the Participating Association shall fund the remaining portion of the Covered Obligations with Guaranty Assets transferred pursuant to this Agreement. As to the Excess Obligations, the Company shall transfer Company Assets in the same proportion as is transferred to cover its early access obligations to pay the Covered Obligations when such become available and payable. The Participating Association shall have no obligation to make any payment of Guaranty Assets on account of the Excess Obligations. As of the Effective Date, Reinsurer shall impose a lien on each Excess Policy to account for the unfunded portion of the Excess Obligations.

          (b) The Receiver shall have the right after the Closing Date to make subsequent distributions to Reinsurer and to the Participating Associations as a result of recoveries from legal actions or otherwise. Distributions allocable to the Covered Obligations shall be made directly to the Participating Associations to offset the earlier payment of Guaranty Assets. Distributions allocable to the Excess Obligations shall be paid to Reinsurer, which shall use those funds to reduce any existing liens on Excess Policies. If the Excess Policy has been surrendered or otherwise terminated on the date of such distribution, Reinsurer shall make the distribution directly to the last known address of the former owner of the Excess Policy. If a former owner of the Excess Policy no longer lives at the last known address according to Reinsurer's records, Reinsurer shall follow its normal and ordinary procedure to locate the former owner of the Excess Policy and, failing to do so, shall follow its normal and ordinary escheat procedures with respect to the subsequent distributions.

1.1            Section   Statutory Deposits .  If there are
assets of the Company on deposit ("Statutory Deposit") with an insurance department or other agency and such assets are not returned to the Company prior to the Closing:

(a) The portion of the Company Assets that would otherwise be transferred in connection with Policies owned by residents of the state holding such Statutory Deposit ("Deposit Policies") shall be reduced by the fair market value of such Statutory Deposit, as determined by agreement between the Receiver, NOLHGA and the applicable Participating Association. Any Guaranty Assets to be transferred in connection with such Policies shall be adjusted to reflect the reduction in the Company Assets allocable to the Covered Obligations, and the account value/face amount/other of the Deposit Policies shall be reduced to account for the reduction in the Company Assets allocable to the Excess Obligations.
(b)
(c) The Receiver, with the assistance of any applicable Participating Association, will use his best efforts to collect the Statutory Deposits both before and after the Closing. If the Receiver receives proceeds of the Statutory Deposits after the Closing Date, he shall distribute the proceeds in accordance with an early access plan to be filed, after consultation with NOLHGA and approved by the Court.
(d)
          IN WITNESS WHEREOF, the Company, NOLHGA and Reinsurer have caused their duly authorized representatives to execute this Agreement on the date above noted.


                              INTERNATIONAL FINANCIAL SERVICES
                              LIFE INSURANCE COMPANY, in
                              Rehabilitation, by and through its
                              Receiver


                              By:  /s/ Keith A. Wenzel
                                   ------------------------------
                                   Keith A. Wenzel, Receiver


                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


                              By:  /s/ Peter G. Gallanis
                                   ------------------------------
                                   Peter G. Gallanis, President



                              MADISON NATIONAL LIFE INSURANCE
                              COMPANY, INC.


                              By:  /s/ Larry R. Graber
                                   ------------------------------
                                   Larry R. Graber, President

                                                        Exhibit E

                         PROMISSORY NOTE

$____________________    _______________, 1999


          For Value Received, the undersigned
_________________________ Association ("Maker"), promises to pay to the order of Madison National Life Insurance Company, Inc. ("Holder") the principal sum of _________________________ Dollars ($__________), with interest on the balance of the principal remaining unpaid from time to time at the rate of seven and one-quarter percent (7-1/4%) per annum until such principal is paid.

1. Payment of principal and interest shall be made as follows:
2.
     (a) The entire balance of unpaid principal and all accrued and unpaid interest calculated from the Closing Date shall be due and payable on _______________.

     (a) Payment shall be made to Holder at _______________, or at such other address as Holder shall designate.

1. Failure by Maker to pay or perform any of its obligations under this Promissory Note shall be a default hereunder and under the Assumption Reinsurance Agreement dated October __, 1999 among International Financial Services Life Insurance Company, in Liquidation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company. Notwithstanding any other provisions of this Promissory Note, if Maker fails to make a payment of principal or interest (the "Default Amount") when due and does not cure such failure within _____ business days of receiving written notice of such failure from Holder, then the Covered Obligations (as that term is defined in the Assumption Reinsurance Agreement) as to which this Promissory Note was made shall be reduced by the principal amount of such Default Amount. The Default Amount shall revert back and be a direct liability of Maker to the holder of a Transferred Policy, and this Promissory Note shall be deemed reduced, without further action on the part of Maker or Holder by the Default Amount and with (a) appropriate revisions and adjustments made in accordance with Article IV and
Section 6.2 of the Assumption Reinsurance Agreement, and
(b) appropriate notification by Holder to each holder of a
Transferred Policy.
2.
3. Maker waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Promissory Note, and consents that Holder may extend the time of payment or otherwise modify the terms of payment of any part of the whole of the debt evidenced by this Promissory Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person.
4.
1.   5.             Maker agrees to pay all costs of collection,
including reasonable attorneys' fees, in case the principal of this Promissory Note or any payment on the principal or any interest thereon is not paid at the respective maturity, thereof. 6.
7.             Maker reserves the right to prepay this Promissory
Note in full or in part at any time without any premium or penalty. Any such prepayment shall be applied first to interest, then to reduce the principal balance.
8.
9. This Promissory Note shall be construed under the laws of the State of _______________[Insert Maker's State].
10.
11. The covenants of Maker and Holder contained in this Promissory Note shall be binding upon and inure to the benefit of their respective successors and assigns.
12.
          IN WITNESS WHEREOF, the undersigned Maker has caused this Promissory Note to be executed the day and year first above written.


                              ____________________ Association
                              "MAKER"


                              By:  ______________________________

                              Its: ______________________________

                                                        Exhibit G

                 AFFECTED GUARANTY ASSOCIATIONS


          The life and health insurance guaranty associations in the following jurisdictions are "Affected Guaranty Associations":

                                                 Alabama        Missouri
                                    (Domiciliary)
                                                 Alaska         Montana
                                                 Arizona        Nebraska
                                                 Arkansas       Nevada
                                                 California     New Mexico
                                                 Colorado       North Carolina
                                                 Connecticut    North Dakota
                                                 Delaware       Ohio
                                                 District of Columbia Oklahoma
                                                 Florida        Oregon
                                                 Georgia        Pennsylvania
                                                 Hawaii         South Carolina
                                                 Idaho          South Dakota
                                                 Indiana        Tennessee
                                                 Kansas         Texas
                                                 Kentucky       Utah
                                                 Louisiana      Vermont
                                                 Maryland       Virginia
                                                 Massachusetts  Washington
                                                 Michigan       West Virginia
                                                 Minnesota      Wisconsin



                                                        Exhibit H


       NOLHGA CERTIFICATION OF PARTICIPATING ASSOCIATIONS

          The National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") hereby certifies that, pursuant to NOLHGA's bylaws and Members' Participation Council Rules and Procedures, the following state life and health insurance guaranty associations have elected to participate in the Assumption Reinsurance Agreement dated October __, 1999, among International Financial Services Life Insurance Company, in Rehabilitation, the National Organization of Life and Health Insurance Guaranty Associations and Madison National Life Insurance Company, Inc. and have, therefore, become Participating
Associations:











                              NATIONAL ORGANIZATION OF
                              LIFE AND HEALTH INSURANCE
                              GUARANTY ASSOCIATIONS


Date _______________                By
______________________________
                                    [Authorized Officer]




              PARTICIPATING ASSOCIATION CERTIFICATE

          The ______________________________ Association (the
"Participating Association") hereby confirms its agreement to become a Participating Association under the Assumption Reinsurance Agreement ("Agreement") dated October 28, 1999, among International Financial Services Life Insurance Company, in Rehabilitation ("the Company"), the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA"), and Madison National Life Insurance Company, Inc. ("Reinsurer"). In so doing, the Participating Association states as follows:

          1. Pursuant to the bylaws of the Participating Association and of NOLHGA, and the Rules and Procedures of NOLHGA's Members' Participation Council, the Participating Association has elected to participate in the Agreement and hereby affirmatively agrees to abide by and be bound by the terms of the Agreement. The Participating Association agrees to inform NOLHGA on or prior to the Closing Date of any change after the date of this Certificate that would render the representations and warranties not true.

          2. All representations and warranties of the Participating Association contained in the Agreement are true as of the date of this Certificate.

          3. The Participating Association hereby informs the Receiver and Reinsurer that any notices and all other matters of communication from the Receiver or Reinsurer to the Participating Association about the Agreement or this Certificate should be sent to the Participating Association at:

                    ______________________________
                    ______________________________
                    ______________________________
                    ______________________________
                    Telephone:
                    Fax:


                    Name of Association:
__________________________


Date:     _______________     By:
_________________________________________
                           Printed: